UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

This report on Form N-CSR relates solely to the Registrant's Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio and Transportation Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Air Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Defense and Aerospace Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Environment and Alternative Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrial Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrials Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Air Transportation Portfolio	.83%
Actual		$ 1,000.00	$ 1,123.90	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Defense and Aerospace Portfolio	.79%
Actual		$ 1,000.00	$ 1,145.80	$ 4.20
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Environment and Alternative Energy Portfolio	.93%
Actual		$ 1,000.00	$ 1,015.80	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Industrial Equipment Portfolio	.78%
Actual		$ 1,000.00	$ 1,026.70	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Industrials Portfolio	.77%
Actual		$ 1,000.00	$ 1,068.60	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
Transportation Portfolio	.81%
Actual		$ 1,000.00	$ 1,125.60	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	21.93%	20.54%	13.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Matthew Moulis, Portfolio Manager of Air Transportation Portfolio: For the year, the fund returned 21.93%, trailing the 25.99% of the S&P® Custom Air Transportation Index but well ahead of the broadly based S&P 500®. Aided by an ongoing U.S. economic recovery and sharply declining oil prices, airlines were standout performers in the industry index. Compared with that index, the fund's performance was hurt by stock selection, especially in the airlines and air freight & logistics groups. The fund had a modest overweighting in airlines, which partially offset unrewarding stock picking here. Not owning Allegiant Travel for much of the period and carrying an underweighting in Southwest Airlines, two strong-performing airline stocks in the industry index, were the two biggest relative detractors. I was cautious about both stocks because they were more expensive than many other U.S. carriers. In January, I established an underweighted position in Allegiant because I thought its older, less-fuel-efficient fleet stood to benefit disproportionately from lower fuel costs. Around the same time, I added to our position in Southwest, although it remained an underweighting at period end. Not having a stake in XPO Logistics also hurt, as this index name bolted to a gain of about 40%. I'll also mention overweighted exposure to the lagging shares of Hub Group, an intermodal freight and logistics company focused on providing road and rail connections. I thought the stock was excessively penalized by the market and added to the fund's share count here. Additionally, a modest cash position dampened relative performance, and the stronger U.S. dollar was another challenging factor, as it hampered the fund's foreign holdings. Conversely, our top relative contributor was an underweighting in lagging index component Textron, which has aircraft, defense, industrial and finance businesses. Although the stock did poorly in the first half of the period, I thought I saw a buying opportunity and increased this position to an overweighting by period end. Spirit AeroSystems Holdings, a maker of fuselages and other aircraft components, was a contributor I overweighted for the entire 12-month period. Overweightings in Delta Air Lines and American Airlines Group also worked to our benefit.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Air Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
The Boeing Co.	10.5	12.0
American Airlines Group, Inc.	9.1	4.6
United Parcel Service, Inc. Class B	8.7	8.2
Delta Air Lines, Inc.	8.2	8.1
FedEx Corp.	7.6	6.1
Precision Castparts Corp.	5.9	6.5
United Continental Holdings, Inc.	4.5	5.0
Textron, Inc.	4.4	1.7
Southwest Airlines Co.	4.2	4.9
Spirit AeroSystems Holdings, Inc. Class A	3.6	2.4
	66.7
Top Industries (% of fund's net assets)
As of February 28, 2015
Aerospace & Defense	36.6%
Airlines	35.3%
Air Freight & Logistics	25.7%
Road & Rail	0.8%
Machinery	0.0%†
All Others*	1.6%

As of August 31, 2014
Aerospace & Defense	36.9%
Airlines	35.4%
Air Freight & Logistics	24.6%
Transportation Infrastructure	0.4%
Road & Rail	0.1%
All Others*	2.6%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%

Annual Report

Air Transportation Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
AEROSPACE & DEFENSE - 34.5%
Aerospace & Defense - 34.5%
BE Aerospace, Inc.	327,700	$ 20,822,058
Bombardier, Inc. Class B (sub. vtg.)	4,026,900	8,375,282
Honeywell International, Inc.	28,600	2,939,508
Precision Castparts Corp.	197,159	42,645,492
Rockwell Collins, Inc.	168,800	15,036,704
Spirit AeroSystems Holdings, Inc. Class A (a)	527,500	25,958,275
Textron, Inc.	708,800	31,406,928
The Boeing Co.	496,600	74,912,110
TransDigm Group, Inc.	19,300	4,185,398
Triumph Group, Inc.	298,900	17,871,231
United Technologies Corp.	25,200	3,072,132
		247,225,118
AIR FREIGHT & LOGISTICS - 25.7%
Air Freight & Logistics - 25.7%
Atlas Air Worldwide Holdings, Inc. (a)	92,500	4,194,875
C.H. Robinson Worldwide, Inc. (d)	269,100	19,994,130
Expeditors International of Washington, Inc.	182,607	8,819,918
FedEx Corp.	308,300	54,562,934
Forward Air Corp.	187,800	10,047,300
Hub Group, Inc. Class A (a)	270,378	10,915,160
Park-Ohio Holdings Corp.	133,590	7,714,823
United Parcel Service, Inc. Class B	612,300	62,289,279
UTi Worldwide, Inc. (a)	403,400	5,276,472
		183,814,891
AIRLINES - 35.3%
Airlines - 35.3%
Air Canada (a)	1,073,800	10,599,706
Alaska Air Group, Inc.	310,800	19,782,420
Allegiant Travel Co.	21,100	3,874,382
American Airlines Group, Inc.	1,353,900	64,851,810
Dart Group PLC	5,286	23,850
Delta Air Lines, Inc.	1,320,802	58,802,105
Hawaiian Holdings, Inc. (a)(d)	183,600	3,398,436
Ryanair Holdings PLC sponsored ADR	137,500	8,710,625
Southwest Airlines Co.	697,400	30,155,576
Spirit Airlines, Inc. (a)	139,500	10,850,310
United Continental Holdings, Inc. (a)	498,985	32,523,842
Virgin America, Inc.	8,800	308,352
WestJet Airlines Ltd.	314,500	7,371,290
Wizz Air Holdings PLC	84,306	1,705,041
		252,957,745

	Shares	Value
MACHINERY - 0.0%
Construction Machinery & Heavy Trucks - 0.0%
ASL Marine Holdings Ltd.	235,000	$ 72,422
ROAD & RAIL - 0.8%
Trucking - 0.8%
Roadrunner Transportation Systems, Inc. (a)	47,100	1,209,057
Swift Transporation Co. (a)	145,200	4,106,256
		5,315,313
TOTAL COMMON STOCKS (Cost $571,932,318)		689,385,489
Nonconvertible Preferred Stocks - 2.1%

AEROSPACE & DEFENSE - 2.1%
Aerospace & Defense - 2.1%
Embraer SA sponsored ADR (d) (Cost $15,627,750)	432,600	15,136,674
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 0.13% (b)	9,256,174	9,256,174
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	28,731,300	28,731,300
TOTAL MONEY MARKET FUNDS (Cost $37,987,474)		37,987,474
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $625,547,542)	742,509,637
NET OTHER ASSETS (LIABILITIES) - (3.7)%	(26,584,206)
NET ASSETS - 100%	$ 715,925,431
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,756
Fidelity Securities Lending Cash Central Fund	73,505
Total	$ 88,261
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $27,934,523) - See accompanying schedule: Unaffiliated issuers (cost $587,560,068)	$ 704,522,163
Fidelity Central Funds (cost $37,987,474)	37,987,474
Total Investments (cost $625,547,542)		$ 742,509,637
Receivable for investments sold		5,417,208
Receivable for fund shares sold		1,535,198
Dividends receivable		1,245,485
Distributions receivable from Fidelity Central Funds		3,738
Prepaid expenses		1,582
Other receivables		454
Total assets		750,713,302

Liabilities
Payable to custodian bank	$ 3,598
Payable for investments purchased	278,915
Payable for fund shares redeemed	5,247,888
Accrued management fee	339,992
Other affiliated payables	137,234
Other payables and accrued expenses	48,944
Collateral on securities loaned, at value	28,731,300
Total liabilities		34,787,871

Net Assets		$ 715,925,431
Net Assets consist of:
Paid in capital		$ 598,579,118
Undistributed net investment income		404,199
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,119)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		116,962,233
Net Assets, for 9,794,637 shares outstanding		$ 715,925,431
Net Asset Value, offering price and redemption price per share ($715,925,431 ÷ 9,794,637 shares)		$ 73.09

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 3,640,579
Special dividends		1,570,000
Interest		32,395
Income from Fidelity Central Funds (including $73,505 from security lending)		88,261
Total income		5,331,235

Expenses
Management fee	$ 2,613,627
Transfer agent fees	928,187
Accounting and security lending fees	182,269
Custodian fees and expenses	29,626
Independent trustees' compensation	8,527
Registration fees	108,344
Audit	41,379
Legal	3,329
Miscellaneous	14,096
Total expenses before reductions	3,929,384
Expense reductions	(687)	3,928,697
Net investment income (loss)		1,402,538
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,784,115
Foreign currency transactions	9,757
Redemption in-kind with affiliated entities	34,333,787
Total net realized gain (loss)		48,127,659
Change in net unrealized appreciation (depreciation) on: Investment securities	37,708,875
Assets and liabilities in foreign currencies	138
Total change in net unrealized appreciation (depreciation)		37,709,013
Net gain (loss)		85,836,672
Net increase (decrease) in net assets resulting from operations		$ 87,239,210

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,402,538	$ 481,935
Net realized gain (loss)	48,127,659	7,546,940
Change in net unrealized appreciation (depreciation)	37,709,013	58,042,588
Net increase (decrease) in net assets resulting from operations	87,239,210	66,071,463
Distributions to shareholders from net investment income	(630,886)	(283,510)
Distributions to shareholders from net realized gain	(8,759,130)	(6,866,621)
Total distributions	(9,390,016)	(7,150,131)
Share transactions Proceeds from sales of shares	756,163,010	455,387,601
Reinvestment of distributions	9,070,010	6,829,818
Cost of shares redeemed	(478,208,807)	(261,051,115)
Net increase (decrease) in net assets resulting from share transactions	287,024,213	201,166,304
Redemption fees	92,355	35,151
Total increase (decrease) in net assets	364,965,762	260,122,787

Net Assets
Beginning of period	350,959,669	90,836,882
End of period (including undistributed net investment income of $404,199 and undistributed net investment income of $146,694, respectively)	$ 715,925,431	$ 350,959,669
Other Information Shares
Sold	11,025,387	8,314,236
Issued in reinvestment of distributions	130,079	121,717
Redeemed	(7,112,132)	(4,750,627)
Net increase (decrease)	4,043,334	3,685,326

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 I	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 61.02	$ 43.97	$ 38.12	$ 43.05	$ 35.32
Income from Investment Operations
Net investment income (loss) B	.20 L	.12	.21E	.05	.17 F
Net realized and unrealized gain (loss)	13.09	18.28	6.44	.46	7.68
Total from investment operations	13.29	18.40	6.65	.51	7.85
Distributions from net investment income	(.08)	(.06)	(.15)	(.05)	(.13)
Distributions from net realized gain	(1.14)	(1.30)	(.66)	(5.39)	-
Total distributions	(1.23) M	(1.36)	(.80) K	(5.44)	(.13)
Redemption fees added to paid in capital B	.01	.01	- J	- J	.01
Net asset value, end of period	$ 73.09	$ 61.02	$ 43.97	$ 38.12	$ 43.05
Total ReturnA	21.93%	42.26%	17.62%	2.01%	22.26%
Ratios to Average Net AssetsC, G
Expenses before reductions	.83%	.87%	.94%	.96%	.92%
Expenses net of fee waivers, if any	.83%	.87%	.94%	.96%	.92%
Expenses net of all reductions	.83%	.86%	.92%	.95%	.91%
Net investment income (loss)	.30% L	.22%	.54% E	.12%	.43% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 715,925	$ 350,960	$ 90,837	$ 72,652	$ 113,471
Portfolio turnover rateD	65% H	125%	74%	102%	161%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .35%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HPortfolio turnover rate excludes securities received or delivered in-kind. IFor the year ended February 29. JAmount represents less than $.01 per share. KTotal distributions of $.80 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.655 per share. LInvestment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.04)%. MTotal distributions of $1.23 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.144 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	12.53%	19.28%	11.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Douglas Scott, Portfolio Manager of Defense and Aerospace Portfolio: For the year, the fund returned 12.53%, trailing the 13.19% return of the MSCI U.S. IMI Aerospace & Defense 25-50 Index and also lagging the S&P 500® Index. Aerospace & defense stocks lagged the broader market but still managed a solid gain, with especially strong performance by the major defense contractors. Commercial aerospace stocks turned in a relatively weak result despite the solid fundamentals of companies in that group. Compared with the MSCI index, not owning the strong-performing shares of major defense contractors Northrop Grumman and Lockheed Martin, and substantially underweighting General Dynamics, hurt the fund's results. Additionally, performance suffered due to Spirit AeroSystems Holdings, a strong-performing index component I decided against owning, and an out-of-benchmark position in Paris-based Safran, a manufacturer of aircraft and rocket engines and propulsion systems. This was mostly a case of unrewarding timing on my part, as the fund carried its largest stake earlier in the period, when the stock was relatively flat. Overall, the fund's foreign investments dampened performance because of a stronger U.S. dollar, although European aerospace names were somewhat helped because their costs are denominated in euros and much of their revenues are in dollars. Conversely, a sizable overweighting in shipbuilder Huntington Ingalls Industries was among the fund's biggest holdings and the top relative contributor. Aerospace and defense information solutions provider Exelis also outperformed. I liked this stock's inexpensive valuation, and apparently so did Harris, which submitted an offer to buy the company in February. Soon after this announcement, I sold the stock to lock in profits. Lastly, overweighting aircraft components maker TransDigm Group was a timely decision. Earnings growth continued to be strong, and this stock posted a 40% gain during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Defense and Aerospace Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	18.6	20.5
The Boeing Co.	16.0	17.2
Raytheon Co.	5.7	1.8
Huntington Ingalls Industries, Inc.	5.2	6.3
Rockwell Collins, Inc.	4.7	1.0
Textron, Inc.	4.4	5.3
L-3 Communications Holdings, Inc.	4.3	4.4
Honeywell International, Inc.	4.0	4.5
TransDigm Group, Inc.	3.9	4.1
Orbital ATK, Inc.	3.6	0.0
	70.4
Top Industries (% of fund's net assets)
As of February 28, 2015
Aerospace & Defense	92.5%
Leisure Products	2.0%
Chemicals	1.3%
Electrical Equipment	0.0%†
Metals & Mining	0.0%†
All Others*	4.2%

As of August 31, 2014
Aerospace & Defense	97.7%
Chemicals	1.5%
Electrical Equipment	0.0%†
Metals & Mining	0.0%†
All Others*	0.8%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
AEROSPACE & DEFENSE - 92.5%
Aerospace & Defense - 92.5%
BAE Systems PLC	3,037,797	$ 24,950,283
BE Aerospace, Inc.	285,000	18,108,900
Esterline Technologies Corp. (a)	271,634	32,012,067
GenCorp, Inc. (non-vtg.) (a)	686,431	13,248,118
General Dynamics Corp.	81,200	11,268,936
HEICO Corp. (d)	221,625	13,133,498
Honeywell International, Inc.	367,876	37,810,295
Huntington Ingalls Industries, Inc.	346,676	48,995,719
L-3 Communications Holdings, Inc.	315,818	40,876,324
Meggitt PLC	3,352,187	28,205,243
Orbital ATK, Inc.	511,543	33,905,070
Precision Castparts Corp.	33,694	7,288,012
Raytheon Co.	495,356	53,879,872
Rockwell Collins, Inc.	501,772	44,697,850
Safran SA	258,300	18,181,284
Teledyne Technologies, Inc. (a)	208,626	21,035,760
Textron, Inc.	935,400	41,447,574
The Boeing Co.	1,006,031	151,759,776
TransDigm Group, Inc.	172,733	37,458,878
Triumph Group, Inc.	362,335	21,664,010
United Technologies Corp.	1,450,201	176,794,004
		876,721,473
CHEMICALS - 1.3%
Specialty Chemicals - 1.3%
Cytec Industries, Inc.	234,432	12,314,713
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
AMETEK, Inc.	599	31,831
LEISURE PRODUCTS - 2.0%
Leisure Products - 2.0%
Vista Outdoor, Inc. (a)	442,886	19,336,403

	Shares	Value
METALS & MINING - 0.0%
Steel - 0.0%
Carpenter Technology Corp.	200	$ 8,472
TOTAL COMMON STOCKS (Cost $576,486,498)		908,412,892
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.13% (b)	44,887,762	44,887,762
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	2,108,750	2,108,750
TOTAL MONEY MARKET FUNDS (Cost $46,996,512)		46,996,512
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $623,483,010)	955,409,404
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(7,253,646)
NET ASSETS - 100%	$ 948,155,758
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,780
Fidelity Securities Lending Cash Central Fund	36,837
Total	$ 44,617
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $2,074,100) - See accompanying schedule: Unaffiliated issuers (cost $576,486,498)	$ 908,412,892
Fidelity Central Funds (cost $46,996,512)	46,996,512
Total Investments (cost $623,483,010)		$ 955,409,404
Receivable for fund shares sold		4,180,756
Dividends receivable		2,396,151
Distributions receivable from Fidelity Central Funds		3,684
Prepaid expenses		3,226
Other receivables		17,130
Total assets		962,010,351

Liabilities
Payable for investments purchased	$ 10,082,692
Payable for fund shares redeemed	1,050,173
Accrued management fee	407,801
Other affiliated payables	156,158
Other payables and accrued expenses	49,019
Collateral on securities loaned, at value	2,108,750
Total liabilities		13,854,593

Net Assets		$ 948,155,758
Net Assets consist of:
Paid in capital		$ 582,894,054
Undistributed net investment income		2,197,778
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		31,137,532
Net unrealized appreciation (depreciation) on investments		331,926,394
Net Assets, for 7,351,932 shares outstanding		$ 948,155,758
Net Asset Value, offering price and redemption price per share ($948,155,758 ÷ 7,351,932 shares)		$ 128.97

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,670,003
Special dividends		4,780,825
Interest		11
Income from Fidelity Central Funds (including $36,837 from security lending)		44,617
Total income		14,495,456

Expenses
Management fee	$ 4,713,020
Transfer agent fees	1,664,290
Accounting and security lending fees	292,963
Custodian fees and expenses	15,841
Independent trustees' compensation	17,126
Registration fees	38,764
Audit	39,342
Legal	6,278
Interest	2,056
Miscellaneous	11,562
Total expenses before reductions	6,801,242
Expense reductions	(1,618)	6,799,624
Net investment income (loss)		7,695,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,298,719
Foreign currency transactions	(5,045)
Total net realized gain (loss)		50,293,674
Change in net unrealized appreciation (depreciation) on investment securities		37,285,780
Net gain (loss)		87,579,454
Net increase (decrease) in net assets resulting from operations		$ 95,275,286

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,695,832	$ 5,553,635
Net realized gain (loss)	50,293,674	82,268,583
Change in net unrealized appreciation (depreciation)	37,285,780	174,135,772
Net increase (decrease) in net assets resulting from operations	95,275,286	261,957,990
Distributions to shareholders from net investment income	(6,773,084)	(4,764,402)
Distributions to shareholders from net realized gain	(49,828,078)	(42,855,160)
Total distributions	(56,601,162)	(47,619,562)
Share transactions Proceeds from sales of shares	202,060,866	401,810,559
Reinvestment of distributions	54,381,038	45,690,950
Cost of shares redeemed	(370,380,329)	(245,341,421)
Net increase (decrease) in net assets resulting from share transactions	(113,938,425)	202,160,088
Redemption fees	26,928	35,338
Total increase (decrease) in net assets	(75,237,373)	416,533,854

Net Assets
Beginning of period	1,023,393,131	606,859,277
End of period (including undistributed net investment income of $2,197,778 and undistributed net investment income of $1,569,587, respectively)	$ 948,155,758	$ 1,023,393,131
Other Information Shares
Sold	1,668,989	3,564,948
Issued in reinvestment of distributions	477,347	390,076
Redeemed	(3,145,035)	(2,219,786)
Net increase (decrease)	(998,699)	1,735,238

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 122.55	$ 91.73	$ 86.02	$ 78.21	$ 62.05
Income from Investment Operations
Net investment income (loss) B	1.06 J	.77	1.17 E	.56	.42
Net realized and unrealized gain (loss)	13.14	36.34	5.94	7.87	16.17
Total from investment operations	14.20	37.11	7.11	8.43	16.59
Distributions from net investment income	(.97)	(.64)	(1.21)	(.51)	(.43)
Distributions from net realized gain	(6.81)	(5.65)	(.19)	(.12)	-
Total distributions	(7.78)	(6.29)	(1.40)	(.62) I	(.43)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 128.97	$ 122.55	$ 91.73	$ 86.02	$ 78.21
Total ReturnA	12.53%	40.85%	8.37%	10.87%	26.79%
Ratios to Average Net AssetsC, F
Expenses before reductions	.79%	.81%	.84%	.86%	.88%
Expenses net of fee waivers, if any	.79%	.81%	.84%	.86%	.88%
Expenses net of all reductions	.79%	.81%	.83%	.86%	.88%
Net investment income (loss)	.90% J	.70%	1.39% E	.72%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 948,156	$ 1,023,393	$ 606,859	$ 681,154	$ 677,961
Portfolio turnover rateD	20%	48%	56%	56%	43%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GFor the year ended February 29. HAmount represents less than $.01 per share. ITotal distributions of $.62 per share is comprised of distributions from net investment income of $.508 and distributions from net realized gain of $.115 per share. JInvestment income per share reflects a large, non-recurring dividend which amounted to $.66 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio A	2.19%	10.56%	6.17%

A Prior to July 1, 2010, Environment and Alternative Energy Portfolio was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Kevin Walenta, who became Portfolio Manager of Environment and Alternative Energy Portfolio on November 1, 2014: For the year, the fund returned 2.19%, lagging the 7.10% gain of its benchmark, the FTSE® Environmental Opportunities & Alternative Energy Index, and the broad-based S&P 500®. The steep decline in oil prices this past year hurt demand for alternative energy and energy-efficient products. However, some segments, such as environmental & facility services, benefited as lower energy costs reduced their operational or input costs. An average overweighting in several companies adversely affected by falling energy prices hurt performance versus the benchmark. The chief disappointment here was Denmark-based wind turbine supplier Vestas Wind Systems. Elsewhere, an out-of-index stake in Austria-based LED and lighting component maker Zumtobel Group detracted, as weak economic growth in Europe pressured demand for its products. The surging U.S. dollar further hindered these and other foreign holdings, hampering the fund's relative performance. By contrast, the fund benefited from owning U.S.-based Covanta Holding, an environmental & facility services company with highly predictable and recurring revenues that attracted investors. All of the stocks mentioned were eliminated from the portfolio before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Environment and Alternative Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Honeywell International, Inc.	10.9	0.0
Praxair, Inc.	7.4	0.0
Deere & Co.	6.4	0.0
Delphi Automotive PLC	6.3	0.0
Cummins, Inc.	5.0	0.0
3M Co.	4.8	0.0
Tenneco, Inc.	4.6	0.0
Parker Hannifin Corp.	4.3	0.0
Rockwell Automation, Inc.	4.1	0.0
A.O. Smith Corp.	4.0	0.0
	57.8
Top Industries (% of fund's net assets)
As of February 28, 2015
Energy Efficiency	49.5%
Pollution Control	10.6%
Water Infrastructure & Technologies	10.5%
Environmental Support Services	9.1%
Food Agriculture & Forestry	7.8%
All Others*	12.5%

As of August 31, 2014
Renewable & Alternative Energy	84.5%
Energy Efficiency	5.2%
Environmental Support Services	4.7%
All Others*	5.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Environment and Alternative Energy Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Energy Efficiency - 49.5%
Buildings Energy Efficiency - 7.1%
A.O. Smith Corp.	55,800	$ 3,517,074
Johnson Controls, Inc.	2,800	142,268
Lennox International, Inc.	24,900	2,596,074
TOTAL BUILDINGS ENERGY EFFICIENCY		6,255,416
Diversified Energy Efficiency - 13.8%
Honeywell International, Inc.	94,600	9,722,988
Linear Technology Corp.	52,900	2,548,987
TOTAL DIVERSIFIED ENERGY EFFICIENCY		12,271,975
Industrial Energy Efficiency - 17.1%
Emerson Electric Co.	10,900	631,328
EnerSys	49,300	3,219,290
Praxair, Inc.	51,400	6,574,060
Rockwell Automation, Inc.	31,100	3,639,944
Rogers Corp. (a)	13,400	1,048,952
TOTAL INDUSTRIAL ENERGY EFFICIENCY		15,113,574
Transport Energy Efficiency - 11.5%
BorgWarner, Inc.	36,500	2,243,290
Delphi Automotive PLC	70,900	5,589,756
Innospec, Inc.	53,800	2,376,346
TOTAL TRANSPORT ENERGY EFFICIENCY		10,209,392
TOTAL ENERGY EFFICIENCY		43,850,357
Environmental Support Services - 9.1%
Diversified Environmental - 9.1%
3M Co.	25,100	4,233,115
Parker Hannifin Corp.	31,200	3,827,928
TOTAL DIVERSIFIED ENVIRONMENTAL		8,061,043
Food Agriculture & Forestry - 7.8%
Logistics, Food Safety and Packaging - 0.2%
Bunge Ltd.	2,400	196,272
Sustainable and Efficient Agriculture - 6.4%
Deere & Co.	62,500	5,662,500

	Shares	Value
Sustainable Forestry and Plantations - 1.2%
Potlatch Corp.	27,100	$ 1,082,103
TOTAL FOOD AGRICULTURE & FORESTRY		6,940,875
Pollution Control - 10.6%
Environmental Testing and Gas Sensing - 1.0%
Thermo Fisher Scientific, Inc.	6,700	871,000
Pollution Control Solutions - 9.6%
Cummins, Inc.	31,200	4,437,576
Tenneco, Inc. (a)	70,000	4,076,800
TOTAL POLLUTION CONTROL SOLUTIONS		8,514,376
TOTAL POLLUTION CONTROL		9,385,376
Renewable & Alternative Energy - 6.9%
Renewable Energy Developers and Independent Power Producers - 6.7%
Enel SpA	140,071	645,482
Energias de Portugal SA	116,423	459,378
Fortum Corp.	18,500	421,501
Iberdrola SA (d)	487,318	3,330,350
IDACORP, Inc.	8,500	532,270
Portland General Electric Co.	15,800	589,182
TOTAL RENEWABLE ENERGY DEVELOPERS AND INDEPENDENT POWER PRODUCERS		5,978,163
Solar Energy Generation Equipment - 0.2%
Canadian Solar, Inc. (a)	6,000	177,750
TOTAL RENEWABLE & ALTERNATIVE ENERGY		6,155,913
Waste Management & Technologies - 1.5%
Recycling and Value Added Waste Processing - 1.5%
Copart, Inc. (a)	34,800	1,302,216
Water Infrastructure & Technologies - 10.5%
Diversified Water Infrastructure and Technology - 2.3%
Danaher Corp.	22,900	1,998,712
Water Infrastructure - 7.7%
Roper Industries, Inc.	19,700	3,301,129
Valmont Industries, Inc. (d)	28,100	3,502,665
TOTAL WATER INFRASTRUCTURE		6,803,794
Water Treatment Equipment - 0.5%
Ecolab, Inc.	4,000	462,160
TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		9,264,666
TOTAL COMMON STOCKS (Cost $79,454,288)		84,960,446
Cash Equivalents - 10.4%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	3,435,080	$ 3,435,080
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	5,745,275	5,745,275
TOTAL CASH EQUIVALENTS (Cost $9,180,355)		9,180,355
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $88,634,643)	94,140,801
NET OTHER ASSETS (LIABILITIES) - (6.3)%	(5,568,126)
NET ASSETS - 100%	$ 88,572,675
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,803
Fidelity Securities Lending Cash Central Fund	93,243
Total	$ 96,046
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.9%
Bailiwick of Jersey	6.3%
Spain	3.7%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $5,563,147) - See accompanying schedule: Unaffiliated issuers (cost $79,454,288)	$ 84,960,446
Fidelity Central Funds (cost $9,180,355)	9,180,355
Total Investments (cost $88,634,643)		$ 94,140,801
Cash		90
Receivable for investments sold		179,671
Receivable for fund shares sold		205,016
Dividends receivable		161,258
Distributions receivable from Fidelity Central Funds		2,635
Prepaid expenses		390
Other receivables		63
Total assets		94,689,924

Liabilities
Payable for investments purchased	$ 177,318
Payable for fund shares redeemed	100,573
Accrued management fee	39,922
Other affiliated payables	22,165
Other payables and accrued expenses	31,996
Collateral on securities loaned, at value	5,745,275
Total liabilities		6,117,249

Net Assets		$ 88,572,675
Net Assets consist of:
Paid in capital		$ 81,291,694
Undistributed net investment income		43,112
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,733,007
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,504,862
Net Assets, for 4,229,970 shares outstanding		$ 88,572,675
Net Asset Value, offering price and redemption price per share ($88,572,675 ÷ 4,229,970 shares)		$ 20.94

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 1,476,011
Interest		8,148
Income from Fidelity Central Funds (including $93,243 from security lending)		96,046
Total income		1,580,205

Expenses
Management fee	$ 531,982
Transfer agent fees	251,347
Accounting and security lending fees	38,675
Custodian fees and expenses	6,134
Independent trustees' compensation	1,935
Registration fees	21,046
Audit	38,811
Legal	662
Miscellaneous	1,250
Total expenses before reductions	891,842
Expense reductions	(88)	891,754
Net investment income (loss)		688,451
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,122,529
Foreign currency transactions	(5,958)
Total net realized gain (loss)		21,116,571
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,168,561)
Assets and liabilities in foreign currencies	(1,350)
Total change in net unrealized appreciation (depreciation)		(20,169,911)
Net gain (loss)		946,660
Net increase (decrease) in net assets resulting from operations		$ 1,635,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 688,451	$ 589,401
Net realized gain (loss)	21,116,571	5,379,320
Change in net unrealized appreciation (depreciation)	(20,169,911)	15,625,963
Net increase (decrease) in net assets resulting from operations	1,635,111	21,594,684
Distributions to shareholders from net investment income	(560,254)	(701,353)
Distributions to shareholders from net realized gain	(10,675,033)	-
Total distributions	(11,235,287)	(701,353)
Share transactions Proceeds from sales of shares	24,999,440	41,113,758
Reinvestment of distributions	10,697,844	672,436
Cost of shares redeemed	(40,397,558)	(41,831,872)
Net increase (decrease) in net assets resulting from share transactions	(4,700,274)	(45,678)
Redemption fees	4,105	3,514
Total increase (decrease) in net assets	(14,296,345)	20,851,167

Net Assets
Beginning of period	102,869,020	82,017,853
End of period (including undistributed net investment income of $43,112 and distributions in excess of net investment income of $105,356, respectively)	$ 88,572,675	$ 102,869,020
Other Information Shares
Sold	1,107,316	1,933,973
Issued in reinvestment of distributions	516,769	31,610
Redeemed	(1,798,133)	(2,087,703)
Net increase (decrease)	(174,048)	(122,120)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.36	$ 18.12	$ 16.32	$ 19.19	$ 14.94
Income from Investment Operations
Net investment income (loss) B	.16	.14	.18	.20	.10
Net realized and unrealized gain (loss)	.31	5.27	1.77	(2.88)	4.22
Total from investment operations	.47	5.41	1.95	(2.68)	4.32
Distributions from net investment income	(.14)	(.17)	(.15)	(.19)	(.07)
Distributions from net realized gain	(2.75)	-	-	-	-
Total distributions	(2.89)	(.17)	(.15)	(.19)	(.07)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 20.94	$ 23.36	$ 18.12	$ 16.32	$ 19.19
Total ReturnA	2.19%	29.97%	12.02%	(13.92)%	28.96%
Ratios to Average Net AssetsC, E
Expenses before reductions	.92%	.97%	.99%	1.01%	1.08%
Expenses net of fee waivers, if any	.92%	.97%	.99%	1.01%	1.08%
Expenses net of all reductions	.92%	.97%	.97%	1.00%	1.07%
Net investment income (loss)	.71%	.70%	1.10%	1.15%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,573	$ 102,869	$ 82,018	$ 77,943	$ 96,864
Portfolio turnover rateD	160%	28%	54%	183%	190%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	3.36%	14.87%	8.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Boris Shepov, Portfolio Manager of Industrial Equipment Portfolio: For the year, the fund returned 3.36%, trailing the 5.80% gain of the MSCI U.S. IMI Capital Goods 25-50 Index and also lagging the S&P 500®. Our MSCI benchmark muddled through most of the reporting period, as improvement in U.S. industrial end markets was offset by weakness in Europe, China and Brazil, and geopolitical risks in Iraq, Syria and Ukraine. Additionally, a significant decline in the commodities complex - crude oil, in particular - had a negative effect on the outlook for industrial end markets tied to oil and gas, as well as mining. Versus the MSCI index, construction machinery & heavy trucks was the group that had by far the most negative impact on performance. This was largely due to a sizable overweighting in Manitowoc, a crane and food-service equipment company and the fund's largest individual detractor. I more than doubled the fund's share count in this stock during the period. In industrial conglomerates, underweighting and ultimately selling strong-performing index name 3M detracted. Two other detractors were from construction & engineering, where an overweighting partially offset favorable stock picking. One of these was MasTec, which I sold in December. AECOM also detracted. Here, though, I thought the stock's decline was overdone. Consequently, I built AECOM into the fund's second-largest overweighting by period end. Conversely, a sizable overweighting in URS was a noteworthy contributor in the construction & engineering segment and the fund's top relative contributor. I liked the company's double-digit free-cash-flow yield and capital allocation possibilities, and in July URS announced plans to be acquired by AECOM, which lifted URS's stock. The deal closed in October. A non-index stake in business information provider Dun & Bradstreet also contributed, as did overweighting aircraft maker Boeing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	9.6	9.7
Manitowoc Co., Inc.	9.3	3.8
The Boeing Co.	7.7	8.3
General Electric Co.	6.1	5.9
Danaher Corp.	5.3	5.0
AECOM Technology Corp.	5.2	1.4
Honeywell International, Inc.	4.8	5.5
Caterpillar, Inc.	3.8	5.8
Global Brass & Copper Holdings, Inc.	3.1	2.4
Cummins, Inc.	3.0	2.5
	57.9
Top Industries (% of fund's net assets)
As of February 28, 2015
Machinery	32.9%
Aerospace & Defense	31.5%
Industrial Conglomerates	11.4%
Construction & Engineering	5.2%
Electrical Equipment	4.1%
All Others*	14.9%

As of August 31, 2014
Aerospace & Defense	33.4%
Machinery	26.7%
Industrial Conglomerates	12.0%
Construction & Engineering	6.0%
Electrical Equipment	6.0%
All Others*	15.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
AEROSPACE & DEFENSE - 31.5%
Aerospace & Defense - 31.5%
Honeywell International, Inc.	106,200	$ 10,915,236
Huntington Ingalls Industries, Inc.	21,500	3,038,595
L-3 Communications Holdings, Inc.	46,000	5,953,780
Northrop Grumman Corp.	40,800	6,760,968
Teledyne Technologies, Inc. (a)	26,300	2,651,829
Textron, Inc.	10,000	443,100
The Boeing Co.	117,200	17,679,620
Triumph Group, Inc.	40,800	2,439,432
United Technologies Corp.	180,100	21,955,992
		71,838,552
AUTO COMPONENTS - 1.4%
Auto Parts & Equipment - 1.4%
Johnson Controls, Inc.	63,700	3,236,597
BUILDING PRODUCTS - 1.5%
Building Products - 1.5%
Lennox International, Inc.	33,500	3,492,710
CONSTRUCTION & ENGINEERING - 5.2%
Construction & Engineering - 5.2%
AECOM Technology Corp. (a)	396,717	11,925,309
DIVERSIFIED CONSUMER SERVICES - 2.1%
Specialized Consumer Services - 2.1%
H&R Block, Inc.	104,500	3,568,675
ServiceMaster Global Holdings, Inc.	35,900	1,241,781
		4,810,456
ELECTRICAL EQUIPMENT - 4.1%
Electrical Components & Equipment - 2.4%
AMETEK, Inc.	55,600	2,954,584
Regal-Beloit Corp.	32,028	2,496,262
		5,450,846
Heavy Electrical Equipment - 1.7%
Babcock & Wilcox Co.	127,200	3,948,288
TOTAL ELECTRICAL EQUIPMENT		9,399,134
INDUSTRIAL CONGLOMERATES - 11.4%
Industrial Conglomerates - 11.4%
Danaher Corp.	138,300	12,070,824
General Electric Co.	537,555	13,971,054
		26,041,878
LEISURE PRODUCTS - 2.0%
Leisure Products - 2.0%
Vista Outdoor, Inc. (a)	107,100	4,675,986
MACHINERY - 32.9%
Agricultural & Farm Machinery - 2.4%
Deere & Co.	59,700	5,408,820

	Shares	Value
Construction Machinery & Heavy Trucks - 19.7%
Allison Transmission Holdings, Inc.	190,633	$ 6,065,942
Caterpillar, Inc.	103,900	8,613,310
Cummins, Inc.	48,800	6,940,824
Manitowoc Co., Inc. (d)	962,600	21,302,338
Navistar International Corp. (a)(d)	72,500	2,110,475
		45,032,889
Industrial Machinery - 10.8%
Global Brass & Copper Holdings, Inc.	506,800	7,115,472
Hy-Lok Corp.	23,602	607,675
Ingersoll-Rand PLC	100,900	6,779,471
Metka SA	59,699	611,276
Parker Hannifin Corp.	31,700	3,889,273
TriMas Corp. (a)	62,000	1,857,520
Valmont Industries, Inc. (d)	30,300	3,776,895
		24,637,582
TOTAL MACHINERY		75,079,291
PROFESSIONAL SERVICES - 3.3%
Human Resource & Employment Services - 0.6%
Towers Watson & Co.	10,400	1,367,600
Research & Consulting Services - 2.7%
CBIZ, Inc. (a)	248,800	2,199,392
Dun & Bradstreet Corp.	29,800	3,947,904
		6,147,296
TOTAL PROFESSIONAL SERVICES		7,514,896
ROAD & RAIL - 1.0%
Trucking - 1.0%
J.B. Hunt Transport Services, Inc.	25,900	2,214,450
TRADING COMPANIES & DISTRIBUTORS - 3.0%
Trading Companies & Distributors - 3.0%
HD Supply Holdings, Inc. (a)	60,600	1,788,003
United Rentals, Inc. (a)	37,000	3,443,220
WESCO International, Inc. (a)	22,000	1,527,460
		6,758,683
TOTAL COMMON STOCKS (Cost $181,865,875)		226,987,942
Money Market Funds - 12.7%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	2,320,290	$ 2,320,290
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	26,704,075	26,704,075
TOTAL MONEY MARKET FUNDS (Cost $29,024,365)		29,024,365
TOTAL INVESTMENT PORTFOLIO - 112.1% (Cost $210,890,240)	256,012,307
NET OTHER ASSETS (LIABILITIES) - (12.1)%	(27,701,397)
NET ASSETS - 100%	$ 228,310,910
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,664
Fidelity Securities Lending Cash Central Fund	58,650
Total	$ 60,314
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $25,935,871) - See accompanying schedule: Unaffiliated issuers (cost $181,865,875)	$ 226,987,942
Fidelity Central Funds (cost $29,024,365)	29,024,365
Total Investments (cost $210,890,240)		$ 256,012,307
Receivable for investments sold		581,955
Receivable for fund shares sold		205,825
Dividends receivable		652,172
Distributions receivable from Fidelity Central Funds		4,355
Prepaid expenses		1,356
Other receivables		13,621
Total assets		257,471,591

Liabilities
Payable for investments purchased	$ 2,157,943
Payable for fund shares redeemed	121,835
Accrued management fee	102,761
Other affiliated payables	35,730
Other payables and accrued expenses	38,337
Collateral on securities loaned, at value	26,704,075
Total liabilities		29,160,681

Net Assets		$ 228,310,910
Net Assets consist of:
Paid in capital		$ 174,061,293
Undistributed net investment income		388,654
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,740,796
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		45,120,167
Net Assets, for 5,875,428 shares outstanding		$ 228,310,910
Net Asset Value, offering price and redemption price per share ($228,310,910 ÷ 5,875,428 shares)		$ 38.86

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 4,944,251
Income from Fidelity Central Funds (including $58,650 from security lending)		60,314
Total income		5,004,565

Expenses
Management fee	$ 1,787,275
Transfer agent fees	500,622
Accounting and security lending fees	128,467
Custodian fees and expenses	16,115
Independent trustees' compensation	6,881
Registration fees	21,033
Audit	46,526
Legal	2,313
Interest	3,755
Miscellaneous	6,690
Total expenses before reductions	2,519,677
Expense reductions	(519)	2,519,158
Net investment income (loss)		2,485,407
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $53,491)	46,023,000
Foreign currency transactions	7,365
Total net realized gain (loss)		46,030,365
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $947)	(42,646,764)
Assets and liabilities in foreign currencies	(584)
Total change in net unrealized appreciation (depreciation)		(42,647,348)
Net gain (loss)		3,383,017
Net increase (decrease) in net assets resulting from operations		$ 5,868,424

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,485,407	$ 3,342,101
Net realized gain (loss)	46,030,365	66,394,115
Change in net unrealized appreciation (depreciation)	(42,647,348)	15,203,691
Net increase (decrease) in net assets resulting from operations	5,868,424	84,939,907
Distributions to shareholders from net investment income	(2,406,422)	(2,819,050)
Distributions to shareholders from net realized gain	(57,814,171)	(24,347,487)
Total distributions	(60,220,593)	(27,166,537)
Share transactions Proceeds from sales of shares	24,679,677	99,971,134
Reinvestment of distributions	58,548,337	26,665,074
Cost of shares redeemed	(225,953,361)	(128,975,271)
Net increase (decrease) in net assets resulting from share transactions	(142,725,347)	(2,339,063)
Redemption fees	2,195	1,005
Total increase (decrease) in net assets	(197,075,321)	55,435,312

Net Assets
Beginning of period	425,386,231	369,950,919
End of period (including undistributed net investment income of $388,654 and undistributed net investment income of $940,238, respectively)	$ 228,310,910	$ 425,386,231
Other Information Shares
Sold	583,434	2,339,925
Issued in reinvestment of distributions	1,492,839	595,207
Redeemed	(5,442,610)	(3,038,979)
Net increase (decrease)	(3,366,337)	(103,847)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 46.03	$ 39.59	$ 36.37	$ 36.16	$ 26.16
Income from Investment Operations
Net investment income (loss) B	.32	.37	.45	.28	.26
Net realized and unrealized gain (loss)	.75	9.19	3.22	.29	9.89
Total from investment operations	1.07	9.56	3.67	.57	10.15
Distributions from net investment income	(.36)	(.32)	(.45)	(.26)	(.15)
Distributions from net realized gain	(7.88)	(2.80)	-	(.10)	-
Total distributions	(8.24)	(3.12)	(.45)	(.36)	(.15)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.86	$ 46.03	$ 39.59	$ 36.37	$ 36.16
Total ReturnA	3.36%	24.37%	10.19%	1.66%	38.87%
Ratios to Average Net AssetsC, E
Expenses before reductions	.77%	.79%	.82%	.84%	.89%
Expenses net of fee waivers, if any	.77%	.78%	.82%	.84%	.89%
Expenses net of all reductions	.77%	.78%	.81%	.84%	.88%
Net investment income (loss)	.76%	.87%	1.25%	.85%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 228,311	$ 425,386	$ 369,951	$ 351,674	$ 362,671
Portfolio turnover rateD	53%	100%	69%	101%	82%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio A	8.74%	17.48%	10.81%

A Prior to October 1, 2006, Industrials Portfolio was named Cyclical Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Tobias Welo, Portfolio Manager of Industrials Portfolio: For the year, the fund returned 8.74%, trailing the 10.91% gain of the MSCI U.S. IMI Industrials 25-50 Index and also lagging the S&P 500®. Although some areas of this diverse sector, such as airlines and railroads, posted market-beating returns, others were more challenged. In particular, construction & engineering and construction machinery & heavy trucks were two lagging groups that were hurt by weakness in emerging markets and sharply declining crude oil prices. Compared with the MSCI index, a sizable overweighting in crane maker Manitowoc was by far the fund's largest detractor, as the recovery in U.S. nonresidential construction remained muted and an activist investor lobbied to break up the company. Not owning strong-performing conglomerate and index component 3M also weighed on relative performance, as did a large overweighting in Valmont Industries, a producer of fabricated metal products. I reduced the latter position but maintained overweighted exposure here. We didn't own index name Southwest Airlines mostly for valuation reasons. However, the drop in oil and an improving regulatory environment boosted this stock's return to 94%. Not owning another strong-performing airline stock for most of the period, index component United Continental Holdings, hurt as well. In this case, I saw some value and built an overweighted position by period end. Conversely, a big overweighting in business information provider Dun & Bradstreet paid off nicely, given the stock's roughly 36% return. I used the opportunity provided by this stock's strength in the period's final month to lighten up on the position and lock in some profits, although it remained an overweighting. A meaningful overweighting in package-delivery firm FedEx also aided relative performance, along with not having an allocation to weak-performing index name Precision Castparts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	8.2	6.3
Danaher Corp.	6.8	5.9
Union Pacific Corp.	5.4	4.9
The Boeing Co.	5.3	5.4
FedEx Corp.	5.2	4.2
Honeywell International, Inc.	4.8	3.9
J.B. Hunt Transport Services, Inc.	3.4	2.3
A.O. Smith Corp.	2.3	1.7
General Dynamics Corp.	2.3	2.5
Deere & Co.	2.2	1.7
	45.9
Top Industries (% of fund's net assets)
As of February 28, 2015
Aerospace & Defense	29.3%
Machinery	12.3%
Road & Rail	11.8%
Professional Services	8.7%
Industrial Conglomerates	8.6%
All Others*	29.3%

As of August 31, 2014
Aerospace & Defense	23.0%
Machinery	17.4%
Industrial Conglomerates	10.4%
Professional Services	9.7%
Electrical Equipment	8.1%
All Others*	31.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Industrials Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
AEROSPACE & DEFENSE - 29.3%
Aerospace & Defense - 29.3%
General Dynamics Corp.	188,097	$ 26,104,102
Honeywell International, Inc.	528,559	54,325,294
L-3 Communications Holdings, Inc.	105,600	13,667,808
Northrop Grumman Corp.	145,300	24,077,663
Orbital ATK, Inc.	72,661	4,815,971
Raytheon Co.	217,800	23,690,106
Teledyne Technologies, Inc. (a)	126,821	12,787,361
Textron, Inc.	460,419	20,401,166
The Boeing Co.	405,498	61,169,373
United Technologies Corp.	765,771	93,355,144
		334,393,988
AIR FREIGHT & LOGISTICS - 5.2%
Air Freight & Logistics - 5.2%
FedEx Corp.	336,717	59,592,175
AIRLINES - 5.8%
Airlines - 5.8%
American Airlines Group, Inc.	502,359	24,062,996
Delta Air Lines, Inc.	565,073	25,157,050
United Continental Holdings, Inc. (a)	254,400	16,581,792
		65,801,838
BUILDING PRODUCTS - 4.1%
Building Products - 4.1%
A.O. Smith Corp.	425,939	26,846,935
Lennox International, Inc.	196,572	20,494,597
		47,341,532
COMMERCIAL SERVICES & SUPPLIES - 4.5%
Diversified Support Services - 1.5%
KAR Auction Services, Inc.	465,600	16,980,432
Environmental & Facility Services - 0.7%
Waste Connections, Inc.	174,997	8,219,609
Office Services & Supplies - 1.1%
West Corp.	350,403	11,966,262
Security & Alarm Services - 1.2%
Tyco International Ltd.	332,800	14,050,816
TOTAL COMMERCIAL SERVICES & SUPPLIES		51,217,119
CONSTRUCTION & ENGINEERING - 2.8%
Construction & Engineering - 2.8%
AECOM Technology Corp. (a)	329,300	9,898,758
EMCOR Group, Inc.	283,145	12,466,874
Jacobs Engineering Group, Inc. (a)	212,300	9,413,382
		31,779,014
CONSTRUCTION MATERIALS - 0.4%
Construction Materials - 0.4%
Caesarstone Sdot-Yam Ltd.	62,100	4,061,961

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 1.1%
Specialized Consumer Services - 1.1%
ServiceMaster Global Holdings, Inc.	359,900	$ 12,448,941
ELECTRICAL EQUIPMENT - 3.1%
Electrical Components & Equipment - 1.6%
EnerSys	142,300	9,292,190
Hubbell, Inc. Class B	80,493	9,160,103
		18,452,293
Heavy Electrical Equipment - 1.5%
Babcock & Wilcox Co.	542,500	16,839,200
TOTAL ELECTRICAL EQUIPMENT		35,291,493
ENERGY EQUIPMENT & SERVICES - 0.3%
Oil & Gas Equipment & Services - 0.3%
Aspen Aerogels, Inc.	474,507	3,762,841
INDUSTRIAL CONGLOMERATES - 8.6%
Industrial Conglomerates - 8.6%
Danaher Corp.	896,321	78,230,897
General Electric Co.	781,984	20,323,764
		98,554,661
MACHINERY - 12.3%
Agricultural & Farm Machinery - 2.2%
Deere & Co.	278,350	25,218,510
Construction Machinery & Heavy Trucks - 4.0%
Caterpillar, Inc.	286,796	23,775,388
Manitowoc Co., Inc. (d)	1,003,343	22,203,981
		45,979,369
Industrial Machinery - 6.1%
IDEX Corp.	187,898	14,516,999
Ingersoll-Rand PLC	297,400	19,982,306
Pall Corp.	221,929	22,372,662
Valmont Industries, Inc. (d)	104,438	13,018,197
		69,890,164
TOTAL MACHINERY		141,088,043
PROFESSIONAL SERVICES - 8.7%
Human Resource & Employment Services - 1.9%
Towers Watson & Co.	162,728	21,398,732
Research & Consulting Services - 6.8%
Corporate Executive Board Co.	160,500	12,552,705
Dun & Bradstreet Corp.	124,917	16,549,004
Huron Consulting Group, Inc. (a)	230,408	15,356,693
Nielsen Holdings B.V. (d)	367,651	16,621,502
Verisk Analytics, Inc. (a)	234,623	16,848,278
		77,928,182
TOTAL PROFESSIONAL SERVICES		99,326,914
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 11.8%
Railroads - 7.0%
CSX Corp.	533,800	$ 18,314,678
Union Pacific Corp.	514,866	61,917,785
		80,232,463
Trucking - 4.8%
Hertz Global Holdings, Inc. (a)	251,100	5,792,877
J.B. Hunt Transport Services, Inc.	456,320	39,015,360
Swift Transporation Co. (a)	356,300	10,076,164
		54,884,401
TOTAL ROAD & RAIL		135,116,864
TRADING COMPANIES & DISTRIBUTORS - 1.5%
Trading Companies & Distributors - 1.5%
HD Supply Holdings, Inc. (a)	582,000	17,171,910
TOTAL COMMON STOCKS (Cost $877,243,532)		1,136,949,294
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	2,524,437	$ 2,524,437
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	33,317,975	33,317,975
TOTAL MONEY MARKET FUNDS (Cost $35,842,412)		35,842,412
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $913,085,944)	1,172,791,706
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(30,102,905)
NET ASSETS - 100%	$ 1,142,688,801
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,427
Fidelity Securities Lending Cash Central Fund	180,858
Total	$ 193,285
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $32,406,695) - See accompanying schedule: Unaffiliated issuers (cost $877,243,532)	$ 1,136,949,294
Fidelity Central Funds (cost $35,842,412)	35,842,412
Total Investments (cost $913,085,944)		$ 1,172,791,706
Receivable for investments sold		3,296,279
Receivable for fund shares sold		389,309
Dividends receivable		2,110,284
Distributions receivable from Fidelity Central Funds		6,266
Prepaid expenses		4,913
Other receivables		22,895
Total assets		1,178,621,652

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	1,331,560
Payable for fund shares redeemed	504,208
Accrued management fee	524,780
Other affiliated payables	195,792
Other payables and accrued expenses	58,534
Collateral on securities loaned, at value	33,317,975
Total liabilities		35,932,851

Net Assets		$ 1,142,688,801
Net Assets consist of:
Paid in capital		$ 873,126,335
Undistributed net investment income		803,228
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,053,476
Net unrealized appreciation (depreciation) on investments		259,705,762
Net Assets, for 34,951,639 shares outstanding		$ 1,142,688,801
Net Asset Value, offering price and redemption price per share ($1,142,688,801 ÷ 34,951,639 shares)		$ 32.69

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 17,351,172
Interest		75,506
Income from Fidelity Central Funds (including $180,858 from security lending)		193,285
Total income		17,619,963

Expenses
Management fee	$ 6,643,101
Transfer agent fees	2,258,478
Accounting and security lending fees	393,759
Custodian fees and expenses	29,247
Independent trustees' compensation	23,997
Registration fees	46,408
Audit	41,555
Legal	8,227
Interest	3,029
Miscellaneous	15,949
Total expenses before reductions	9,463,750
Expense reductions	(10,935)	9,452,815
Net investment income (loss)		8,167,148
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,933,098
Redemption in-kind with affiliated entities	51,052,475
Foreign currency transactions	(3,059)
Total net realized gain (loss)		133,982,514
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,473,789)
Assets and liabilities in foreign currencies	641
Total change in net unrealized appreciation (depreciation)		(43,473,148)
Net gain (loss)		90,509,366
Net increase (decrease) in net assets resulting from operations		$ 98,676,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,167,148	$ 7,872,962
Net realized gain (loss)	133,982,514	110,576,886
Change in net unrealized appreciation (depreciation)	(43,473,148)	138,236,065
Net increase (decrease) in net assets resulting from operations	98,676,514	256,685,913
Distributions to shareholders from net investment income	(7,771,302)	(7,417,543)
Distributions to shareholders from net realized gain	(120,155,720)	(61,874,525)
Total distributions	(127,927,022)	(69,292,068)
Share transactions Proceeds from sales of shares	664,803,726	483,173,850
Reinvestment of distributions	124,783,311	67,875,440
Cost of shares redeemed	(834,778,865)	(394,620,245)
Net increase (decrease) in net assets resulting from share transactions	(45,191,828)	156,429,045
Redemption fees	13,871	28,132
Total increase (decrease) in net assets	(74,428,465)	343,851,022

Net Assets
Beginning of period	1,217,117,266	873,266,244
End of period (including undistributed net investment income of $803,228 and undistributed net investment income of $639,853, respectively)	$ 1,142,688,801	$ 1,217,117,266
Other Information Shares
Sold	20,937,925	15,662,826
Issued in reinvestment of distributions	4,000,298	2,184,292
Redeemed	(26,111,243)	(12,867,011)
Net increase (decrease)	(1,173,020)	4,980,107

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.69	$ 28.04	$ 24.69	$ 25.24	$ 18.39
Income from Investment Operations
Net investment income (loss) B	.22	.23	.28	.19	.15
Net realized and unrealized gain (loss)	2.44	7.36	3.54	.01	6.80
Total from investment operations	2.66	7.59	3.82	.20	6.95
Distributions from net investment income	(.23)	(.20)	(.26)	(.13)	(.10)
Distributions from net realized gain	(3.43)	(1.74)	(.21)	(.62)	-
Total distributions	(3.66)	(1.94)	(.47)	(.75)	(.10)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 32.69	$ 33.69	$ 28.04	$ 24.69	$ 25.24
Total ReturnA	8.74%	27.80%	15.71%	.94%	37.85%
Ratios to Average Net AssetsC, E
Expenses before reductions	.78%	.81%	.85%	.87%	.90%
Expenses net of fee waivers, if any	.78%	.81%	.85%	.87%	.90%
Expenses net of all reductions	.78%	.81%	.84%	.86%	.90%
Net investment income (loss)	.68%	.74%	1.13%	.83%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,142,689	$ 1,217,117	$ 873,266	$ 551,144	$ 572,451
Portfolio turnover rateD	72% F	58%	75%	102%	80%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FPortfolio turnover rate excludes securities received or delivered in-kind. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	26.80%	22.02%	12.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Matthew Moulis, Portfolio Manager of Transportation Portfolio: For the year, the fund returned 26.80%, trailing the 29.36% gain of the MSCI U.S. IMI Transportation 25-50 Index but topping the S&P 500®. Transportation companies were aided by an ongoing U.S. economic recovery, and many benefited from sharply declining oil prices, which resulted in lower fuel costs. Versus the MSCI index, stock selection had a negative impact on the fund's results, especially in the airlines and air freight & logistics groups. An out-of-benchmark stake in Scorpio Tankers was our largest relative detractor. The company provides shipping for refined petroleum products such as heating oil and unleaded gasoline. Although the shares were adversely affected by short-term weather factors, I considered Scorpio a good long-term play on the potential growth in global demand for refined petroleum products, especially in emerging markets. I roughly tripled the fund's share count here during the period. Underweighting Southwest Airlines and not owning Allegiant Travel, two strong-performing airline stocks in the MSCI index, also hurt. I underweighted Southwest because it was considerably more expensive than most other major U.S. carriers. However, the drop in oil and an improving regulatory environment boosted this stock to a 94% return, and I added to the fund's underweighted stake here. Likewise, I thought Allegiant was pricey. I'll also mention a non-index position in Universal Truckload Services, which operates truck brokerage and logistics businesses. Despite a fairly positive industry environment, this company did not execute well, and its stock posted a small loss. I substantially reduced the position by period end. Additionally, a modest cash position dampened relative performance. Conversely, I had success with stock selection in railroads, especially my decision to underweight Genesee & Wyoming - the fund's top relative contributor - and Kansas City Southern, two stocks that seemed expensive to me. With that said, I thought the prospects for both companies improved, so near period end I increased these positions to an overweighting and roughly a market weighting, respectively. The fund's positioning in Hertz Global Holdings also added value. I built an underweighted stake in Hertz in the first half of the period. As the stock later declined, I added to this position, making it an overweighting by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp.	16.9	18.1
United Parcel Service, Inc. Class B	11.9	11.6
FedEx Corp.	8.0	5.5
American Airlines Group, Inc.	6.3	5.0
Delta Air Lines, Inc.	6.2	6.0
United Continental Holdings, Inc.	4.5	4.2
CSX Corp.	4.1	5.3
Swift Transporation Co.	3.8	1.6
Southwest Airlines Co.	3.6	3.8
Hertz Global Holdings, Inc.	3.3	2.0
	68.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Road & Rail	45.7%
Air Freight & Logistics	24.4%
Airlines	24.0%
Machinery	1.5%
Oil, Gas & Consumable Fuels	1.5%
All Others*	2.9%

As of August 31, 2014
Road & Rail	44.0%
Airlines	24.2%
Air Freight & Logistics	22.8%
Marine	2.0%
Machinery	1.2%
All Others*	5.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Transportation Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.3%
United Technologies Corp.	26,100	$ 3,181,851
AIR FREIGHT & LOGISTICS - 24.4%
Air Freight & Logistics - 24.4%
Atlas Air Worldwide Holdings, Inc. (a)	50,200	2,276,570
C.H. Robinson Worldwide, Inc. (d)	232,396	17,267,023
Expeditors International of Washington, Inc.	60,000	2,898,000
FedEx Corp.	519,400	91,923,412
Forward Air Corp.	241,400	12,914,900
Hub Group, Inc. Class A (a)	270,500	10,920,085
Park-Ohio Holdings Corp.	92,670	5,351,693
United Parcel Service, Inc. Class B	1,341,500	136,470,795
		280,022,478
AIRLINES - 24.0%
Airlines - 24.0%
Alaska Air Group, Inc.	191,700	12,201,705
American Airlines Group, Inc.	1,518,300	72,726,570
Delta Air Lines, Inc.	1,599,302	71,200,925
Southwest Airlines Co.	941,800	40,723,432
Spirit Airlines, Inc. (a)	293,359	22,817,463
United Continental Holdings, Inc. (a)	800,636	52,185,454
Virgin America, Inc.	16,800	588,672
Wizz Air Holdings PLC	135,442	2,739,238
		275,183,459
FOOD PRODUCTS - 0.6%
Packaged Foods & Meats - 0.6%
Seaboard Corp. (a)	1,800	7,218,000
MACHINERY - 1.5%
Construction Machinery & Heavy Trucks - 1.1%
ASL Marine Holdings Ltd.	1,319,200	406,548
Conrad Industries, Inc.	94,958	2,943,698
Supreme Industries, Inc. Class A	1,034,017	8,985,608
		12,335,854
Industrial Machinery - 0.4%
Columbus McKinnon Corp. (NY Shares)	74,100	1,968,096
Global Brass & Copper Holdings, Inc.	94,200	1,322,568
Hillenbrand, Inc.	44,000	1,394,800
		4,685,464
TOTAL MACHINERY		17,021,318
MARINE - 0.0%
Marine - 0.0%
Diana Shipping, Inc. (a)(d)	23,600	163,548

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 1.5%
Oil & Gas Storage & Transport - 1.5%
Ardmore Shipping Corp.	191,100	$ 2,019,927
Scorpio Tankers, Inc.	1,715,633	14,857,382
		16,877,309
ROAD & RAIL - 45.7%
Railroads - 25.6%
CSX Corp.	1,383,719	47,475,399
Genesee & Wyoming, Inc. Class A (a)	220,800	22,764,480
Kansas City Southern	258,600	29,956,224
Union Pacific Corp.	1,607,495	193,317,348
		293,513,451
Trucking - 20.1%
ArcBest Corp.	242,400	10,151,712
Celadon Group, Inc.	438,100	11,500,125
Con-way, Inc.	287,800	12,712,126
Hertz Global Holdings, Inc. (a)	1,641,500	37,869,405
J.B. Hunt Transport Services, Inc.	334,700	28,616,850
Landstar System, Inc.	246,800	17,330,296
Marten Transport Ltd.	248,853	5,770,901
Quality Distribution, Inc. (a)	46,126	506,925
Roadrunner Transportation Systems, Inc. (a)	467,300	11,995,591
Saia, Inc. (a)	564,700	25,993,141
Swift Transporation Co. (a)	1,537,300	43,474,844
Universal Truckload Services, Inc.	29,589	755,999
Werner Enterprises, Inc.	514,300	16,493,601
YRC Worldwide, Inc. (a)	392,900	7,744,059
		230,915,575
TOTAL ROAD & RAIL		524,429,026
TRANSPORTATION INFRASTRUCTURE - 0.7%
Airport Services - 0.7%
Macquarie Infrastructure Co. LLC	15,500	1,218,455
Wesco Aircraft Holdings, Inc. (a)	413,500	6,206,635
		7,425,090
TOTAL COMMON STOCKS (Cost $896,618,943)		1,131,522,079
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	1,349,793	$ 1,349,793
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	15,902,625	15,902,625
TOTAL MONEY MARKET FUNDS (Cost $17,252,418)		17,252,418
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $913,871,361)		1,148,774,497
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,141,046)
NET ASSETS - 100%		$ 1,146,633,451
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,542
Fidelity Securities Lending Cash Central Fund	67,291
Total	$ 94,833
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $15,595,500) - See accompanying schedule: Unaffiliated issuers (cost $896,618,943)	$ 1,131,522,079
Fidelity Central Funds (cost $17,252,418)	17,252,418
Total Investments (cost $913,871,361)		$ 1,148,774,497
Cash		770,271
Receivable for investments sold		32,366,354
Receivable for fund shares sold		1,834,338
Dividends receivable		2,471,775
Distributions receivable from Fidelity Central Funds		2,002
Prepaid expenses		2,466
Other receivables		1,533
Total assets		1,186,223,236

Liabilities
Payable for investments purchased	$ 5,056,550
Payable for fund shares redeemed	17,815,462
Accrued management fee	545,132
Other affiliated payables	218,245
Other payables and accrued expenses	51,771
Collateral on securities loaned, at value	15,902,625
Total liabilities		39,589,785

Net Assets		$ 1,146,633,451
Net Assets consist of:
Paid in capital		$ 910,021,501
Undistributed net investment income		891,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		817,332
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		234,903,357
Net Assets, for 12,192,663 shares outstanding		$ 1,146,633,451
Net Asset Value, offering price and redemption price per share ($1,146,633,451 ÷ 12,192,663 shares)		$ 94.04

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 10,229,496
Interest		27,861
Income from Fidelity Central Funds (includes $67,291 from security lending)		94,833
Total income		10,352,190

Expenses
Management fee	$ 4,266,129
Transfer agent fees	1,476,501
Accounting and security lending fees	272,509
Custodian fees and expenses	15,949
Independent trustees' compensation	13,432
Registration fees	163,260
Audit	41,270
Legal	4,192
Interest	201
Miscellaneous	8,941
Total expenses before reductions	6,262,384
Expense reductions	(1,734)	6,260,650
Net investment income (loss)		4,091,540
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,850,395
Redemption in-kind with affiliated entities	34,846,514
Foreign currency transactions	3,516
Total net realized gain (loss)		52,700,425
Change in net unrealized appreciation (depreciation) on: Investment securities	100,902,380
Assets and liabilities in foreign currencies	221
Total change in net unrealized appreciation (depreciation)		100,902,601
Net gain (loss)		153,603,026
Net increase (decrease) in net assets resulting from operations		$ 157,694,566

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,091,540	$ 2,466,069
Net realized gain (loss)	52,700,425	18,931,993
Change in net unrealized appreciation (depreciation)	100,902,601	85,963,354
Net increase (decrease) in net assets resulting from operations	157,694,566	107,361,416
Distributions to shareholders from net investment income	(3,343,267)	(1,648,470)
Distributions to shareholders from net realized gain	(18,761,701)	(13,096,986)
Total distributions	(22,104,968)	(14,745,456)
Share transactions Proceeds from sales of shares	1,069,242,761	409,730,442
Reinvestment of distributions	21,308,776	14,261,816
Cost of shares redeemed	(529,854,123)	(279,348,974)
Net increase (decrease) in net assets resulting from share transactions	560,697,414	144,643,284
Redemption fees	109,874	21,284
Total increase (decrease) in net assets	696,396,886	237,280,528

Net Assets
Beginning of period	450,236,565	212,956,037
End of period (including undistributed net investment income of $891,261 and undistributed net investment income of $997,113, respectively)	$ 1,146,633,451	$ 450,236,565
Other Information Shares
Sold	12,116,354	6,177,345
Issued in reinvestment of distributions	244,789	204,327
Redeemed	(6,070,754)	(4,167,235)
Net increase (decrease)	6,290,389	2,214,437

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 76.28	$ 57.75	$ 53.02	$ 56.26	$ 42.01
Income from Investment Operations
Net investment income (loss) B	.46	.45	.51	.26	.27
Net realized and unrealized gain (loss)	19.67	20.44	7.59	(.34)	14.13
Total from investment operations	20.13	20.89	8.10	(.08)	14.40
Distributions from net investment income	(.34)	(.27)	(.41)	(.17)	(.17)
Distributions from net realized gain	(2.04)	(2.09)	(2.96)	(2.99)	-
Total distributions	(2.38)	(2.36)	(3.37)	(3.16)	(.17)
Redemption fees added to paid in capital B	.01	- H	- H	- H	.02
Net asset value, end of period	$ 94.04	$ 76.28	$ 57.75	$ 53.02	$ 56.26
Total ReturnA	26.80%	36.60%	16.10%	.16%	34.32%
Ratios to Average Net AssetsC, E
Expenses before reductions	.81%	.85%	.89%	.88%	.90%
Expenses net of fee waivers, if any	.81%	.85%	.89%	.88%	.90%
Expenses net of all reductions	.81%	.84%	.86%	.87%	.90%
Net investment income (loss)	.53%	.68%	.98%	.49%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,146,633	$ 450,237	$ 212,956	$ 212,647	$ 467,230
Portfolio turnover rate D	72% F	78%	47%	82%	114%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FPortfolio turnover rate excludes securities received or delivered in-kind. GFor the year ended February 29. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Defense and Aerospace Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, redemptions in kind, passive foreign investment companies (PFIC), deferred trustees compensation, original issue discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Air Transportation Portfolio	$ 629,446,523	$ 132,743,957	$ (19,680,843)	$ 113,063,114
Defense and Aerospace Portfolio	623,867,710	336,124,650	(4,582,956)	331,541,694
Environment and Alternative Energy Portfolio	88,727,592	6,605,529	(1,192,320)	5,413,209
Industrial Equipment Portfolio	211,040,663	51,686,695	(6,715,051)	44,971,644
Industrials Portfolio	915,832,389	265,025,524	(8,066,207)	256,959,317
Transportation Portfolio	918,478,791	242,644,182	(12,348,476)	230,295,706

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$ 3,677,984	$ 604,432	$ 113,063,899
Defense and Aerospace Portfolio	2,212,036	31,522,232	331,541,694
Environment and Alternative Energy Portfolio	43,198	1,825,955	5,411,913
Industrial Equipment Portfolio	388,656	8,891,218	44,969,744
Industrials Portfolio	822,705	11,799,921	256,959,317
Transportation Portfolio	890,223	5,424,762	230,296,966

The tax character of distributions paid was as follows:

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 2,942,928	$ 6,447,088	$ 9,390,016
Defense and Aerospace Portfolio	6,773,084	49,828,078	56,601,162
Environment and Alternative Energy Portfolio	677,983	10,557,304	11,235,287
Industrial Equipment Portfolio	11,351,784	48,868,809	60,220,593
Industrials Portfolio	14,000,612	113,926,410	127,927,022
Transportation Portfolio	9,020,631	13,084,337	22,104,968
February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 2,624,982	$ 4,525,149	$ 7,150,131
Defense and Aerospace Portfolio	18,368,747	29,250,815	47,619,562
Environment and Alternative Energy Portfolio	701,353	-	701,353
Industrial Equipment Portfolio	5,151,118	22,015,419	27,166,537
Industrials Portfolio	30,761,814	38,530,254	69,292,068
Transportation Portfolio	8,618,771	6,126,685	14,745,456

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	651,698,707	306,391,024
Defense and Aerospace Portfolio	168,507,248	362,490,068
Environment and Alternative Energy Portfolio	150,821,296	168,715,539
Industrial Equipment Portfolio	170,440,474	365,708,003
Industrials Portfolio	858,267,100	868,075,552
Transportation Portfolio	1,149,043,792	544,533,312

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.25%	.55%
Defense and Aerospace Portfolio	.30%	.25%	.55%
Environment and Alternative Energy Portfolio	.30%	.25%	.55%
Industrial Equipment Portfolio	.30%	.25%	.55%
Industrials Portfolio	.30%	.25%	.55%
Transportation Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.20%
Defense and Aerospace Portfolio	.19%
Environment and Alternative Energy Portfolio	.26%
Industrial Equipment Portfolio	.15%
Industrials Portfolio	.19%
Transportation Portfolio	.19%

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 9,968
Defense and Aerospace Portfolio	2,556
Environment and Alternative Energy Portfolio	654
Industrial Equipment Portfolio	5,560
Industrials Portfolio	14,439
Transportation Portfolio	22,110

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$ 33,744,000.31%		$ 2,056
Industrial Equipment Portfolio	Borrower	6,814,225.33%		2,465
Industrials Portfolio	Borrower	7,301,667.32%		1,379
Transportation Portfolio	Borrower	10,789,500.33%		201

Redemptions In-Kind. During the period, shares of the Funds held by affiliated entities were redeemed in kind for cash and investments. The net realized gain on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Funds recognized no gain or loss for federal income tax purposes.

Details of these transactions with the related gain (loss) for the Funds are presented in the accompanying table:

	Value of cash and investments, delivered	Net Realized Gain (Loss) on redemptions	Shares
Air Transportation Portfolio	$ 74,479,318	$ 34,333,787	1,136,567
Industrials Portfolio	149,731,550	51,052,475	4,654,817
Transportation Portfolio	69,624,125	34,846,514	835,723

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$ 640
Defense and Aerospace Portfolio	1,385
Environment and Alternative Energy Portfolio	152
Industrial Equipment Portfolio	561
Industrials Portfolio	1,898
Transportation Portfolio	974

During the period, the Funds did not borrow on this line of credit.

Annual Report

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of interest income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrial Equipment Portfolio	$ 39,362,500.59%		$ 1,290
Industrials Portfolio	5,288,474.59%		1,650

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Environment and Alternative Energy Portfolio	$ -	$ 22
Industrials Portfolio	-	9,248
Transportation Portfolio	11	-

In addition, during the period the following Funds were reimbursed by the investment adviser for a portion of operating expenses:

Air Transportation Portfolio	$ 687
Defense and Aerospace Portfolio	1,618
Environment and Alternative Energy Portfolio	66
Industrial Equipment Portfolio	519
Industrials Portfolio	1,687
Transportation Portfolio	1,723

Annual Report

Notes to Financial Statements - continued

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds:

	VIP Fund Manager 60% Portfolio	Strategic Advisers Core Fund
Industrial Equipment Portfolio	17%	-
Industrial Portfolio	13%	26%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds:

Fund	% of shares held
Industrial Equipment Portfolio	26%
Industrial Portfolio	51%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/13/15	04/10/15	$0.047	$0.452
Defense and Aerospace Portfolio	04/13/15	04/10/15	$0.283	$4.022
Environment and Alternative Energy Portfolio	04/13/15	04/10/15	$0.011	$0.439
Industrial Equipment Portfolio	04/13/15	04/10/15	$0.069	$1.561
Industrials Portfolio	04/13/15	04/10/15	$0.024	$0.339
Transportation Portfolio	04/13/15	04/10/15	$0.088	$0.536

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$5,966,443
Defense and Aerospace Portfolio	$47,091,067
Environment and Alternative Energy Portfolio	$15,013,001
Industrial Equipment Portfolio	$39,336,876
Industrials Portfolio	$83,098,650
Transportation Portfolio	$17,661,693

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2014	December 2014
Air Transportation Portfolio	79%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	13%	100%
Industrials Portfolio	42%	100%
Transportation Portfolio	41%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2014	December 2014
Air Transportation Portfolio	75%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	17%	100%
Industrials Portfolio	38%	100%
Transportation Portfolio	42%	100%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Air Transportation Portfolio
Defense and Aerospace Portfolio
Environment and Alternative Energy Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Transportation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Environment and Alternative Energy Portfolio in November 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, and Industrial Equipment Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it has taken and is taking to address the funds' performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Air Transportation Portfolio

Annual Report

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Industrial Equipment Portfolio

Industrials Portfolio

Annual Report

Transportation Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
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Automated line for quickest service

SELCI-UANNPRO-0415
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Contents Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Automotive Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Construction and Housing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Discretionary Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Leisure Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Multimedia Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Retailing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Automotive Portfolio	.84%
Actual		$ 1,000.00	$ 1,040.70	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Construction and Housing Portfolio	.81%
Actual		$ 1,000.00	$ 1,125.80	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Consumer Discretionary Portfolio	.76%
Actual		$ 1,000.00	$ 1,127.30	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,021.03	$ 3.81
Leisure Portfolio	.79%
Actual		$ 1,000.00	$ 1,126.40	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Multimedia Portfolio	.80%
Actual		$ 1,000.00	$ 1,072.90	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Retailing Portfolio	.80%
Actual		$ 1,000.00	$ 1,163.20	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	8.04%	16.78%	7.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Annie Rosen, Portfolio Manager of Automotive Portfolio: For the year, the fund gained 8.04%, underperforming the 9.90% result of its industry benchmark, the S&P® Custom Automobiles & Components Index, and the S&P 500®. Automotive stocks lagged the broad market during the past year, as global geopolitical turmoil, a tough macroeconomic and consumer environment in Europe, and concern about pricing competition in the U.S. all weighed on the industry's performance. Additionally, foreign exchange devaluations from an appreciating U.S. dollar challenged U.S.-based auto suppliers, and hurt the fund's foreign holdings. Versus the industry benchmark, stock picking among automobile manufacturers and distributors was the main detractor. From the former category, the fund's largest detractor was an out-of-benchmark stake in South Korea-based Hyundai Motor, which we purchased shortly before the start of the period in anticipation of a strong product cycle. Unfortunately, the stock was hurt by a massive real estate transaction that caused investors to question the company's capital discipline. I sold the position from the fund before period end, but not before it hurt relative performance. A non-index stake in distributor LKQ was another detractor. Shares of the provider of replacement parts had a volatile run over the past year, including a plunge near period end after the firm issued weaker-than-expected fourth-quarter financial results. On the flip side, the top-three relative contributors were out-of-benchmark names from various industries: Harman International Industries, KAR Auction Services and Tata Motors. Audio and infotainment designer/manufacturer Harman's stock soared in late January after the firm released second-quarter sales that beat expectations and raised its earnings forecast. KAR benefited from a growing supply of newer used vehicles (three-to-five years old), which drove volumes and profits for the company. India-based Tata Motors owns luxury brands Jaguar and Land Rover, and the stock was lifted by the firm's significant exposure to China, which had a strong appetite for luxury and sport-utility vehicles.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Automotive Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. sponsored ADR	15.6	13.6
Ford Motor Co.	11.0	6.9
General Motors Co.	9.0	8.5
Honda Motor Co. Ltd. sponsored ADR	5.8	7.7
Delphi Automotive PLC	5.7	5.7
Tenneco, Inc.	4.9	3.0
Visteon Corp.	4.5	4.8
BorgWarner, Inc.	4.3	4.5
Harley-Davidson, Inc.	4.1	4.3
Johnson Controls, Inc.	3.9	3.9
	68.8
Top Industries (% of fund's net assets)
As of February 28, 2015
Automobiles	58.6%
Auto Components	32.8%
Distributors	3.0%
Commercial Services & Supplies	2.0%
Household Durables	2.0%
All Others*	1.6%

As of August 31, 2014
Automobiles	53.9%
Auto Components	33.9%
Commercial Services & Supplies	3.0%
Distributors	3.0%
Electronic Equipment & Components	1.1%
All Others*	5.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Automotive Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
AUTO COMPONENTS - 32.8%
Auto Parts & Equipment - 30.6%
BorgWarner, Inc.	97,010	$ 5,962,235
Continental AG	5,800	1,384,422
Delphi Automotive PLC	100,458	7,920,109
Johnson Controls, Inc.	104,560	5,312,694
Linamar Corp.	25,500	1,597,804
Magna International, Inc. Class A (sub. vtg.)	41,784	4,541,725
Martinrea International, Inc.	73,600	683,542
Stoneridge, Inc. (a)	149,603	1,727,915
Tenneco, Inc. (a)	116,406	6,779,485
Visteon Corp. (a)	62,440	6,277,093
		42,187,024
Tires & Rubber - 2.2%
Cooper Tire & Rubber Co.	37,900	1,442,474
The Goodyear Tire & Rubber Co.	61,090	1,632,936
		3,075,410
TOTAL AUTO COMPONENTS		45,262,434
AUTOMOBILES - 56.5%
Automobile Manufacturers - 52.4%
Ford Motor Co.	928,031	15,164,027
General Motors Co.	332,514	12,406,097
Honda Motor Co. Ltd. sponsored ADR	240,695	7,976,632
Renault SA	29,100	2,795,650
Suzuki Motor Corp.	90,100	2,847,047
Tata Motors Ltd. sponsored ADR	83,740	4,121,683
Tesla Motors, Inc. (a)(d)	26,100	5,307,174
Toyota Motor Corp. sponsored ADR (d)	159,317	21,566,741
		72,185,051
Motorcycle Manufacturers - 4.1%
Harley-Davidson, Inc.	89,520	5,690,786
TOTAL AUTOMOBILES		77,875,837
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Diversified Support Services - 2.0%
KAR Auction Services, Inc.	75,780	2,763,697
DISTRIBUTORS - 3.0%
Distributors - 3.0%
LKQ Corp. (a)	168,030	4,129,337

	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - 1.0%
Electronic Equipment & Instruments - 1.0%
Research Frontiers, Inc. (a)(d)	260,448	$ 1,411,628
HOUSEHOLD DURABLES - 2.0%
Consumer Electronics - 2.0%
Harman International Industries, Inc.	19,800	2,732,202
TOTAL COMMON STOCKS (Cost $86,058,980)		134,175,135
Nonconvertible Preferred Stocks - 2.1%

AUTOMOBILES - 2.1%
Automobile Manufacturers - 2.1%
Volkswagen AG (Cost $2,308,878)	11,200	2,826,273
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 0.13% (b)	2,987,760	2,987,760
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	5,554,450	5,554,450
TOTAL MONEY MARKET FUNDS (Cost $8,542,210)		8,542,210
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $96,910,068)		145,543,618
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(7,666,350)
NET ASSETS - 100%		$ 137,877,268
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,795
Fidelity Securities Lending Cash Central Fund	89,493
Total	$ 91,288
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	57.7%
Japan	23.5%
Bailiwick of Jersey	5.7%
Canada	5.0%
Germany	3.1%
India	3.0%
France	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $5,338,792) - See accompanying schedule: Unaffiliated issuers (cost $88,367,858)	$ 137,001,408
Fidelity Central Funds (cost $8,542,210)	8,542,210
Total Investments (cost $96,910,068)		$ 145,543,618
Receivable for investments sold		12,590
Receivable for fund shares sold		456,871
Dividends receivable		223,346
Distributions receivable from Fidelity Central Funds		4,036
Prepaid expenses		675
Other receivables		3,045
Total assets		146,244,181

Liabilities
Payable for investments purchased	$ 2,471,134
Payable for fund shares redeemed	220,759
Accrued management fee	60,507
Other affiliated payables	26,461
Other payables and accrued expenses	33,602
Collateral on securities loaned, at value	5,554,450
Total liabilities		8,366,913

Net Assets		$ 137,877,268
Net Assets consist of:
Paid in capital		$ 83,156,379
Undistributed net investment income		176,383
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,914,405
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,630,101
Net Assets, for 2,824,233 shares outstanding		$ 137,877,268
Net Asset Value, offering price and redemption price per share ($137,877,268 ÷ 2,824,233 shares)		$ 48.82

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 2,738,803
Income from Fidelity Central Funds		91,288
Income before foreign taxes withheld		2,830,091
Less foreign taxes withheld		(185,469)
Total income		2,644,622

Expenses
Management fee	$ 869,223
Transfer agent fees	318,098
Accounting and security lending fees	65,882
Custodian fees and expenses	17,637
Independent trustees' compensation	3,298
Registration fees	31,709
Audit	37,487
Legal	1,486
Interest	82
Miscellaneous	6,148
Total expenses before reductions	1,351,050
Expense reductions	(751)	1,350,299
Net investment income (loss)		1,294,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,519,078
Foreign currency transactions	21,775
Total net realized gain (loss)		31,540,853
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,165,211)
Assets and liabilities in foreign currencies	(2,679)
Total change in net unrealized appreciation (depreciation)		(24,167,890)
Net gain (loss)		7,372,963
Net increase (decrease) in net assets resulting from operations		$ 8,667,286

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,294,323	$ 1,082,432
Net realized gain (loss)	31,540,853	31,510,175
Change in net unrealized appreciation (depreciation)	(24,167,890)	39,575,412
Net increase (decrease) in net assets resulting from operations	8,667,286	72,168,019
Distributions to shareholders from net investment income	(1,014,489)	(885,596)
Distributions to shareholders from net realized gain	(32,500,600)	(4,386,096)
Total distributions	(33,515,089)	(5,271,692)
Share transactions Proceeds from sales of shares	54,086,634	346,807,270
Reinvestment of distributions	32,352,775	4,915,856
Cost of shares redeemed	(137,945,557)	(347,373,661)
Net increase (decrease) in net assets resulting from share transactions	(51,506,148)	4,349,465
Redemption fees	3,842	22,954
Total increase (decrease) in net assets	(76,350,109)	71,268,746

Net Assets
Beginning of period	214,227,377	142,958,631
End of period (including undistributed net investment income of $176,383 and undistributed net investment income of $140,380, respectively)	$ 137,877,268	$ 214,227,377
Other Information Shares
Sold	1,045,483	6,778,630
Issued in reinvestment of distributions	682,332	89,039
Redeemed	(2,665,298)	(6,622,397)
Net increase (decrease)	(937,483)	245,272

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.95	$ 40.65	$ 38.05	$ 46.87	$ 31.63
Income from Investment Operations
Net investment income (loss) B	.42	.22	.24	.03	(.08)
Net realized and unrealized gain (loss)	3.05	16.96	2.65	(6.45)	15.94
Total from investment operations	3.47	17.18	2.89	(6.42)	15.86
Distributions from net investment income	(.38)	(.15)	(.26)	(.02)	-
Distributions from net realized gain	(11.22)	(.73)	(.02)	(2.41)	(.63)
Total distributions	(11.60)	(.88)	(.29)I	(2.42)H	(.63)
Redemption fees added to paid in capitalB	-G	-G	-G	.02	.01
Net asset value, end of period	$ 48.82	$ 56.95	$ 40.65	$ 38.05	$ 46.87
Total ReturnA	8.04%	42.33%	7.64%	(13.06)%	50.90%
Ratios to Average Net AssetsC, E
Expenses before reductions	.85%	.84%	.91%	.90%	.91%
Expenses net of fee waivers, if any	.85%	.84%	.91%	.90%	.91%
Expenses net of all reductions	.85%	.83%	.89%	.90%	.91%
Net investment income (loss)	.82%	.43%	.66%	.08%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,877	$ 214,227	$ 142,959	$ 170,016	$ 373,632
Portfolio turnover rateD	71%	148%	72%	49%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $2.42 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $2.408 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.261 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	16.99%	20.22%	8.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Holger Boerner, Portfolio Manager of Construction and Housing Portfolio: For the year, the fund returned 16.99%, lagging the 19.47% gain of its industry benchmark, the MSCI U.S. IMI Construction & Housing 25-50 Index, but beating the broad-based S&P 500®. Within the MSCI industry benchmark, home improvement retailers and residential real estate investment trusts (REITs) each had a very strong year, while construction & engineering and homebuilding stocks were laggards. Positioning in the residential REITs, homebuilding and construction materials segments hampered performance versus the industry benchmark. Individual detractors included California-based homebuilder KB Home, which saw its stock slide when management reported orders below expectations and then lowered its earnings outlook for 2015. An underweighting in home improvement retailer Lowes Companies - the fund's second-largest holding - also proved costly, as improved sales drove better-than-expected earnings that fueled a steep gain. Stock picks in the building products group and positioning in construction & engineering aided relative performance. In both segments, underexposure to weak-performing index components helped. Largely avoiding global construction & engineering company Fluor, for example, was a good move, as declining oil prices sank the stock. Fluor was not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Construction and Housing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	23.7	24.9
Lowe's Companies, Inc.	11.2	8.5
UDR, Inc.	4.5	3.8
Essex Property Trust, Inc.	3.8	4.2
Fortune Brands Home & Security, Inc.	3.1	2.7
Camden Property Trust (SBI)	3.0	0.0
AECOM Technology Corp.	2.9	2.7
American Campus Communities, Inc.	2.9	0.0
A.O. Smith Corp.	2.7	2.2
PulteGroup, Inc.	2.6	2.5
	60.4
Top Industries (% of fund's net assets)
As of February 28, 2015
Specialty Retail	36.6%
Real Estate Investment Trusts	18.2%
Household Durables	16.4%
Construction & Engineering	8.1%
Building Products	5.8%
All Others*	14.9%

As of August 31, 2014
Specialty Retail	34.8%
Household Durables	16.5%
Construction & Engineering	14.6%
Real Estate Investment Trusts	13.8%
Building Products	7.9%
All Others*	12.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Construction and Housing Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
BUILDING PRODUCTS - 5.8%
Building Products - 5.8%
A.O. Smith Corp.	181,100	$ 11,414,733
Fortune Brands Home & Security, Inc.	279,200	12,932,544
		24,347,277
CONSTRUCTION & ENGINEERING - 8.1%
Construction & Engineering - 8.1%
AECOM Technology Corp. (a)	406,721	12,226,028
Furmanite Corp. (a)	442,218	3,073,415
Jacobs Engineering Group, Inc. (a)	113,255	5,021,727
Quanta Services, Inc. (a)	317,300	9,131,894
Tutor Perini Corp. (a)	194,447	4,524,782
		33,977,846
CONSTRUCTION MATERIALS - 4.4%
Construction Materials - 4.4%
Eagle Materials, Inc.	126,046	9,894,611
Vulcan Materials Co.	100,765	8,363,495
		18,258,106
ELECTRICAL EQUIPMENT - 0.9%
Heavy Electrical Equipment - 0.9%
Babcock & Wilcox Co.	125,500	3,895,520
FOOD & STAPLES RETAILING - 0.3%
Food Retail - 0.3%
Sprouts Farmers Market LLC (a)	39,800	1,465,038
HOUSEHOLD DURABLES - 14.7%
Homebuilding - 14.7%
Beazer Homes U.S.A., Inc. (a)	160,365	2,732,620
D.R. Horton, Inc.	306,400	8,367,784
KB Home (d)	263,001	3,668,864
Lennar Corp. Class A (d)	197,128	9,897,797
LGI Homes, Inc. (a)(d)	338,127	4,787,878
PulteGroup, Inc.	484,500	10,930,320
Taylor Morrison Home Corp. (a)	394,965	7,614,925
Toll Brothers, Inc. (a)	163,850	6,277,094
William Lyon Homes, Inc. (a)	326,885	7,417,021
		61,694,303
PAPER & FOREST PRODUCTS - 1.2%
Forest Products - 1.2%
Boise Cascade Co. (a)	142,795	5,084,930
REAL ESTATE INVESTMENT TRUSTS - 18.2%
Residential REITs - 18.2%
American Campus Communities, Inc.	290,854	12,003,545
American Homes 4 Rent Class A	380,223	6,345,922
AvalonBay Communities, Inc.	61,959	10,430,178
Camden Property Trust (SBI)	172,316	12,542,882

	Shares	Value
Essex Property Trust, Inc.	71,688	$ 15,945,562
UDR, Inc.	596,300	19,045,822
		76,313,911
REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.5%
Diversified Real Estate Activities - 1.3%
Countrywide PLC	323,027	2,633,164
The St. Joe Co. (a)	165,100	2,805,049
		5,438,213
Real Estate Operating Companies - 2.5%
Forest City Enterprises, Inc. Class A (a)	420,700	10,622,675
Real Estate Services - 1.7%
Foxtons Group PLC	660,089	2,058,538
Realogy Holdings Corp. (a)	104,400	4,802,400
		6,860,938
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		22,921,826
SPECIALTY RETAIL - 36.6%
Home Improvement Retail - 36.2%
Home Depot, Inc.	866,901	99,476,887
Lowe's Companies, Inc.	633,734	46,953,352
Lumber Liquidators Holdings, Inc. (a)(d)	107,366	5,568,001
		151,998,240
Homefurnishing Retail - 0.4%
Restoration Hardware Holdings, Inc. (a)(d)	19,433	1,712,047
TOTAL SPECIALTY RETAIL		153,710,287
TOTAL COMMON STOCKS (Cost $275,393,864)		401,669,044
Convertible Preferred Stocks - 1.7%

HOUSEHOLD DURABLES - 1.7%
Homebuilding - 1.7%
Blu Homes, Inc. Series A, 5.00% (a)(e) (Cost $4,000,001)	865,801	6,961,040
Money Market Funds - 7.5%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	12,257,881	$ 12,257,881
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	19,241,450	19,241,450
TOTAL MONEY MARKET FUNDS (Cost $31,499,331)		31,499,331
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $310,893,196)		440,129,415
NET OTHER ASSETS (LIABILITIES) - (4.9)%		(20,650,405)
NET ASSETS - 100%		$ 419,479,010
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,961,040 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc. Series A, 5.00%	6/10/13	$ 4,000,001
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,321
Fidelity Securities Lending Cash Central Fund	41,059
Total	$ 44,380
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 401,669,044	$ 401,669,044	$ -	$ -
Convertible Preferred Stocks	6,961,040	-	-	6,961,040
Money Market Funds	31,499,331	31,499,331	-	-
Total Investments in Securities:	$ 440,129,415	$ 433,168,375	$ -	$ 6,961,040
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$ 4,000,001
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	2,961,039
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,961,040
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2015	$ 2,961,039

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $19,089,290) - See accompanying schedule: Unaffiliated issuers (cost $279,393,865)	$ 408,630,084
Fidelity Central Funds (cost $31,499,331)	31,499,331
Total Investments (cost $310,893,196)		$ 440,129,415
Receivable for investments sold		6,389,158
Receivable for fund shares sold		1,581,686
Dividends receivable		59,948
Distributions receivable from Fidelity Central Funds		8,952
Prepaid expenses		1,206
Other receivables		4,069
Total assets		448,174,434

Liabilities
Payable for investments purchased	$ 8,765,948
Payable for fund shares redeemed	396,970
Accrued management fee	183,852
Other affiliated payables	74,140
Other payables and accrued expenses	33,064
Collateral on securities loaned, at value	19,241,450
Total liabilities		28,695,424

Net Assets		$ 419,479,010
Net Assets consist of:
Paid in capital		$ 283,426,638
Undistributed net investment income		187,823
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,628,330
Net unrealized appreciation (depreciation) on investments		129,236,219
Net Assets, for 7,021,603 shares outstanding		$ 419,479,010
Net Asset Value, offering price and redemption price per share ($419,479,010 ÷ 7,021,603 shares)		$ 59.74

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 4,550,512
Income from Fidelity Central Funds		44,380
Total income		4,594,892

Expenses
Management fee	$ 1,891,168
Transfer agent fees	700,308
Accounting and security lending fees	137,457
Custodian fees and expenses	12,004
Independent trustees' compensation	6,681
Registration fees	32,496
Audit	37,271
Legal	39
Miscellaneous	7,218
Total expenses before reductions	2,824,642
Expense reductions	(9,602)	2,815,040
Net investment income (loss)		1,779,852
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,554,589
Foreign currency transactions	1,388
Total net realized gain (loss)		36,555,977
Change in net unrealized appreciation (depreciation) on: Investment securities	14,605,887
Assets and liabilities in foreign currencies	(212)
Total change in net unrealized appreciation (depreciation)		14,605,675
Net gain (loss)		51,161,652
Net increase (decrease) in net assets resulting from operations		$ 52,941,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,779,852	$ 2,755,943
Net realized gain (loss)	36,555,977	67,757,331
Change in net unrealized appreciation (depreciation)	14,605,675	21,803,540
Net increase (decrease) in net assets resulting from operations	52,941,504	92,316,814
Distributions to shareholders from net investment income	(1,765,360)	(2,143,451)
Distributions to shareholders from net realized gain	(39,110,787)	(30,955,679)
Total distributions	(40,876,147)	(33,099,130)
Share transactions Proceeds from sales of shares	126,467,385	257,018,640
Reinvestment of distributions	39,619,226	31,832,059
Cost of shares redeemed	(135,431,284)	(752,370,411)
Net increase (decrease) in net assets resulting from share transactions	30,655,327	(463,519,712)
Redemption fees	8,087	45,240
Total increase (decrease) in net assets	42,728,771	(404,256,788)

Net Assets
Beginning of period	376,750,239	781,007,027
End of period (including undistributed net investment income of $187,823 and undistributed net investment income of $293,999, respectively)	$ 419,479,010	$ 376,750,239
Other Information Shares
Sold	2,209,593	4,703,955
Issued in reinvestment of distributions	737,432	601,082
Redeemed	(2,480,004)	(13,768,181)
Net increase (decrease)	467,021	(8,463,144)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 57.48	$ 52.01	$ 40.01	$ 37.43	$ 29.89
Income from Investment Operations
Net investment income (loss) B	.29	.26	.19	.21	.18
Net realized and unrealized gain (loss)	8.53	9.65	12.47	2.62	7.63
Total from investment operations	8.82	9.91	12.66	2.83	7.81
Distributions from net investment income	(.29)	(.30)	(.14)	(.25)	(.28)
Distributions from net realized gain	(6.28)	(4.14)	(.53)	-	-
Total distributions	(6.56)H	(4.44)	(.67)	(.25)	(.28)
Redemption fees added to paid in capitalB	-G	-G	.01	-G	.01
Net asset value, end of period	$ 59.74	$ 57.48	$ 52.01	$ 40.01	$ 37.43
Total ReturnA	16.99%	19.84%	31.79%	7.65%	26.24%
Ratios to Average Net AssetsC, E
Expenses before reductions	.82%	.81%	.86%	.96%	.98%
Expenses net of fee waivers, if any	.82%	.81%	.86%	.96%	.98%
Expenses net of all reductions	.82%	.81%	.86%	.96%	.98%
Net investment income (loss)	.52%	.47%	.42%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 419,479	$ 376,750	$ 781,007	$ 171,514	$ 112,200
Portfolio turnover rateD	71%	53%	47%	81%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $6.56 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $6.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio A	14.79%	19.81%	9.56%

A Prior to October 1, 2006, Consumer Discretionary Portfolio was named Consumer Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Peter Dixon, who became Portfolio Manager of Consumer Discretionary Portfolio on July 1, 2014: For the year, the fund's Retail Class shares advanced 14.79%, slightly outpacing 14.46% gain of the MSCI U.S. IMI Consumer Discretionary 25-50 Index, but lagging the S&P 500®. The consumer discretionary sector significantly lagged the S&P 500® during the first half of the past 12 months, as stocks in the sector tumbled after a long stretch of outperformance. Retailers continued to struggle after a harsh winter, and the group reported weak year-to-date sales across the board. Intense industry competition hurt margins, dampening performance for many stocks in the MSCI sector index. However, the picture brightened for the sector during the second half, when job-market and wage-growth improvement, along with lean inventories and accommodative monetary policy, helped boost consumer spending and fuel discretionary firms. Versus the MSCI index, my decision to establish an overweighting in L Brands, owner of Victoria's Secret and Bath & BodyWorks, was easily the top individual relative contributor this period and one of the fund's biggest holdings at period end. The stock produced a strong gain on the back of better-than-expected third-quarter earnings. Another winner was an out-of-benchmark stake in Monster Beverage, manufacturer of energy drinks. After establishing a position in July, Monster's shares soared in August after beverage giant Coca-Cola announced its intent to acquire a 17% stake in the firm. As part of this strategic partnership, Coca-Cola will transfer its energy-drink lineup to Monster in exchange for Monster's non-energy drink business, including natural soft drinks and juices. The exchange would give Monster an immediate sales boost and expanded international presence. On the flip side, not owning home-improvement retailer and index stock Lowe's Companies in the second half of the year was the biggest detractor. Lowes had a very strong year, due in part to solid third-quarter results announced in November, including better-than-expected earnings and increased growth in comparable-store sales. Additionally, the firm increased its full-year earnings forecast. PVH was another example of a firm focused on popular brands and I content that I liked. PVH's brand portfolio includes well-known names such as Calvin Klein and Michael Kors. With roughly 46% of its sales coming from outside North America, the firm's revenue was hurt this year by a volatile global microenvironment, which drove down its stock price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Discretionary Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	8.5	7.2
Comcast Corp. Class A	6.3	4.0
Home Depot, Inc.	5.4	5.7
Starbucks Corp.	4.3	2.9
L Brands, Inc.	3.9	3.2
NIKE, Inc. Class B	3.5	3.2
Priceline Group, Inc.	3.3	4.3
Wyndham Worldwide Corp.	3.3	2.5
Delphi Automotive PLC	2.4	2.6
Naspers Ltd. Class N	2.3	2.0
	43.2
Top Industries (% of fund's net assets)
As of February 28, 2015
Media	24.1%
Hotels, Restaurants & Leisure	20.9%
Specialty Retail	18.6%
Textiles, Apparel & Luxury Goods	11.3%
Internet & Catalog Retail	5.1%
All Others*	20.0%

As of August 31, 2014
Media	32.0%
Specialty Retail	20.4%
Hotels, Restaurants & Leisure	14.2%
Textiles, Apparel & Luxury Goods	9.6%
Internet & Catalog Retail	7.6%
All Others*	16.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Discretionary Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AUTO COMPONENTS - 3.6%
Auto Parts & Equipment - 3.6%
Delphi Automotive PLC	332,506	$ 26,214,773
Tenneco, Inc. (a)	211,501	12,317,818
		38,532,591
AUTOMOBILES - 2.1%
Automobile Manufacturers - 0.7%
Tata Motors Ltd. (a)	677,941	6,335,866
Tesla Motors, Inc. (a)	5,400	1,098,036
		7,433,902
Motorcycle Manufacturers - 1.4%
Harley-Davidson, Inc.	238,300	15,148,731
TOTAL AUTOMOBILES		22,582,633
BEVERAGES - 2.2%
Distillers & Vintners - 1.0%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	96,900	11,116,368
Soft Drinks - 1.2%
Monster Beverage Corp. (a)	89,100	12,573,792
TOTAL BEVERAGES		23,690,160
FOOD & STAPLES RETAILING - 0.5%
Food Retail - 0.5%
Sprouts Farmers Market LLC (a)	158,300	5,827,023
FOOD PRODUCTS - 1.8%
Packaged Foods & Meats - 1.8%
Associated British Foods PLC	177,400	8,558,718
Keurig Green Mountain, Inc.	86,300	11,010,154
		19,568,872
HOTELS, RESTAURANTS & LEISURE - 20.9%
Casinos & Gaming - 2.9%
Las Vegas Sands Corp.	315,500	17,951,950
Wynn Resorts Ltd.	94,460	13,460,550
		31,412,500
Hotels, Resorts & Cruise Lines - 6.8%
China Lodging Group Ltd. ADR (a)	144,174	3,056,489
Hilton Worldwide Holdings, Inc. (a)	592,600	16,752,802
Interval Leisure Group, Inc.	2,400	64,800
Marriott International, Inc. Class A	212,450	17,654,595
Wyndham Worldwide Corp.	385,804	35,293,350
		72,822,036
Leisure Facilities - 1.2%
Vail Resorts, Inc.	149,151	13,096,949
Restaurants - 10.0%
Buffalo Wild Wings, Inc. (a)	64,300	12,289,016
DineEquity, Inc.	47,500	5,155,175
Domino's Pizza, Inc.	71,800	7,289,854
Fiesta Restaurant Group, Inc. (a)	226,700	14,737,767

	Shares	Value
Jubilant Foodworks Ltd. (a)	248,986	$ 6,695,606
Ruth's Hospitality Group, Inc.	970,987	14,817,262
Starbucks Corp.	502,900	47,013,607
		107,998,287
TOTAL HOTELS, RESTAURANTS & LEISURE		225,329,772
HOUSEHOLD DURABLES - 2.3%
Homebuilding - 2.3%
D.R. Horton, Inc.	322,500	8,807,475
Lennar Corp. Class A	168,000	8,435,280
PulteGroup, Inc.	348,800	7,868,928
		25,111,683
INTERNET & CATALOG RETAIL - 5.1%
Internet Retail - 5.1%
Amazon.com, Inc. (a)	36,200	13,761,792
Ocado Group PLC (a)(d)	1,031,300	5,870,340
Priceline Group, Inc. (a)	28,698	35,513,201
		55,145,333
INTERNET SOFTWARE & SERVICES - 2.4%
Internet Software & Services - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (d)	111,900	9,524,928
HomeAway, Inc. (a)	192,300	5,960,339
Yahoo!, Inc. (a)	239,600	10,609,488
		26,094,755
LEISURE PRODUCTS - 2.4%
Leisure Products - 2.4%
Brunswick Corp.	221,000	11,987,040
Polaris Industries, Inc. (d)	89,400	13,707,702
		25,694,742
MEDIA - 24.1%
Advertising - 0.3%
MDC Partners, Inc. Class A (sub. vtg.)	104,550	2,720,391
Broadcasting - 2.2%
ITV PLC	6,936,100	24,125,795
Cable & Satellite - 10.7%
Comcast Corp. Class A	1,141,000	67,752,580
DIRECTV (a)	177,186	15,698,680
Naspers Ltd. Class N	170,600	25,038,345
Time Warner Cable, Inc.	41,200	6,346,860
		114,836,465
Movies & Entertainment - 10.6%
CTS Eventim AG	78,933	2,433,491
The Walt Disney Co.	876,347	91,210,196
Time Warner, Inc.	214,800	17,583,528
Twenty-First Century Fox, Inc. Class A	97,989	3,429,615
		114,656,830
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Publishing - 0.3%
Rightmove PLC	71,300	$ 3,334,217
TOTAL MEDIA		259,673,698
MULTILINE RETAIL - 1.2%
Department Stores - 0.6%
Macy's, Inc.	97,600	6,219,072
General Merchandise Stores - 0.6%
B&M European Value Retail S.A.	1,310,699	6,475,272
TOTAL MULTILINE RETAIL		12,694,344
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	75,600	6,249,852
SPECIALTY RETAIL - 18.6%
Apparel Retail - 7.1%
L Brands, Inc.	462,200	42,457,692
Ross Stores, Inc.	177,500	18,781,275
TJX Companies, Inc.	196,195	13,466,825
United Arrows Ltd.	77,800	2,403,101
		77,108,893
Automotive Retail - 4.2%
AutoZone, Inc. (a)	35,700	22,943,676
O'Reilly Automotive, Inc. (a)	105,300	21,916,089
		44,859,765
Home Improvement Retail - 5.4%
Home Depot, Inc.	506,000	58,063,500
Specialty Stores - 1.9%
Tiffany & Co., Inc.	163,029	14,382,418
World Duty Free SpA (a)(d)	587,957	6,711,123
		21,093,541
TOTAL SPECIALTY RETAIL		201,125,699
TEXTILES, APPAREL & LUXURY GOODS - 11.3%
Apparel, Accessories & Luxury Goods - 7.8%
Compagnie Financiere Richemont SA Series A	59,156	5,212,366

	Shares	Value
G-III Apparel Group Ltd. (a)	111,268	$ 11,708,732
Kate Spade & Co. (a)	346,300	11,930,035
lululemon athletica, Inc. (a)	21,700	1,485,148
PVH Corp.	231,652	24,677,888
Ralph Lauren Corp.	65,630	9,018,218
VF Corp.	265,238	20,333,145
		84,365,532
Footwear - 3.5%
NIKE, Inc. Class B	384,375	37,330,500
TOTAL TEXTILES, APPAREL & LUXURY GOODS		121,696,032
TOTAL COMMON STOCKS (Cost $907,023,279)		1,069,017,189
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 0.13% (b)	25,879,699	25,879,699
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	22,848,545	22,848,545
TOTAL MONEY MARKET FUNDS (Cost $48,728,244)		48,728,244
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $955,751,523)		1,117,745,433
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(38,757,219)
NET ASSETS - 100%		$ 1,078,988,214
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,816
Fidelity Securities Lending Cash Central Fund	85,080
Total	$ 107,896
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,069,017,189	$ 1,057,468,957	$ 11,548,232	$ -
Money Market Funds	48,728,244	48,728,244	-	-
Total Investments in Securities:	$ 1,117,745,433	$ 1,106,197,201	$ 11,548,232	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.7%
United Kingdom	4.4%
Bailiwick of Jersey	2.4%
South Africa	2.3%
India	1.2%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $21,902,082) - See accompanying schedule: Unaffiliated issuers (cost $907,023,279)	$ 1,069,017,189
Fidelity Central Funds (cost $48,728,244)	48,728,244
Total Investments (cost $955,751,523)		$ 1,117,745,433
Receivable for investments sold		4,460,279
Receivable for fund shares sold		957,307
Dividends receivable		1,713,678
Distributions receivable from Fidelity Central Funds		3,655
Prepaid expenses		3,169
Other receivables		4,437
Total assets		1,124,887,958

Liabilities
Payable for investments purchased	$ 21,716,924
Payable for fund shares redeemed	279,738
Accrued management fee	476,767
Other affiliated payables	167,488
Other payables and accrued expenses	410,282
Collateral on securities loaned, at value	22,848,545
Total liabilities		45,899,744

Net Assets		$ 1,078,988,214
Net Assets consist of:
Paid in capital		$ 895,439,057
Undistributed net investment income		893,669
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,020,212
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		161,635,276
Net Assets, for 30,629,759 shares outstanding		$ 1,078,988,214
Net Asset Value, offering price and redemption price per share ($1,078,988,214 ÷ 30,629,759 shares)		$ 35.23

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 10,505,670
Income from Fidelity Central Funds		107,896
Total income		10,613,566

Expenses
Management fee	$ 4,663,783
Transfer agent fees	1,572,032
Accounting and security lending fees	293,388
Custodian fees and expenses	37,725
Independent trustees' compensation	15,634
Registration fees	57,027
Audit	44,376
Legal	5,048
Miscellaneous	8,641
Total expenses before reductions	6,697,654
Expense reductions	(10,686)	6,686,968
Net investment income (loss)		3,926,598
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,589,076
Redemption in-kind with affiliated entities	21,216,555
Foreign currency transactions	(74,069)
Total net realized gain (loss)		77,731,562
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $355,571)	50,668,438
Assets and liabilities in foreign currencies	(3,063)
Total change in net unrealized appreciation (depreciation)		50,665,375
Net gain (loss)		128,396,937
Net increase (decrease) in net assets resulting from operations		$ 132,323,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,926,598	$ 736,367
Net realized gain (loss)	77,731,562	91,273,037
Change in net unrealized appreciation (depreciation)	50,665,375	44,699,651
Net increase (decrease) in net assets resulting from operations	132,323,535	136,709,055
Distributions to shareholders from net investment income	(2,942,822)	(578,657)
Distributions to shareholders from net realized gain	(64,572,472)	(47,823,082)
Total distributions	(67,515,294)	(48,401,739)
Share transactions Proceeds from sales of shares	953,129,672	207,782,224
Reinvestment of distributions	66,769,010	47,650,396
Cost of shares redeemed	(563,595,486)	(183,807,571)
Net increase (decrease) in net assets resulting from share transactions	456,303,196	71,625,049
Redemption fees	8,470	10,981
Total increase (decrease) in net assets	521,119,907	159,943,346

Net Assets
Beginning of period	557,868,307	397,924,961
End of period (including undistributed net investment income of $893,669 and undistributed net investment income of $210,307, respectively)	$ 1,078,988,214	$ 557,868,307
Other Information Shares
Sold	29,777,744	6,567,558
Issued in reinvestment of distributions	2,124,019	1,476,762
Redeemed	(18,022,350)	(5,817,316)
Net increase (decrease)	13,879,413	2,227,004

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.30	$ 27.40	$ 25.97	$ 24.98	$ 19.37
Income from Investment Operations
Net investment income (loss) B	.15	.04	.11	.17	.05
Net realized and unrealized gain (loss)	4.39	8.67	3.70	1.91	5.71
Total from investment operations	4.54	8.71	3.81	2.08	5.76
Distributions from net investment income	(.11)	(.03)	(.11)	(.12)	(.05)
Distributions from net realized gain	(2.51)	(2.77)	(2.27)	(.97)	(.10)
Total distributions	(2.61)J	(2.81)I	(2.38)	(1.09)	(.15)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 35.23	$ 33.30	$ 27.40	$ 25.97	$ 24.98
Total ReturnA	14.79%	32.17%	15.38%	8.67%	29.75%
Ratios to Average Net AssetsC, F
Expenses before reductions	.79%	.82%	.86%	.89%	.96%
Expenses net of fee waivers, if any	.79%	.82%	.86%	.89%	.96%
Expenses net of all reductions	.79%	.81%	.84%	.88%	.95%
Net investment income (loss)	.46%	.14%	.43%	.72%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,078,988	$ 557,868	$ 397,925	$ 278,524	$ 203,083
Portfolio turnover rateD	109% E	138%	170%	174%	196%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Portfolio turnover rate excludes securities received or delivered in-kind.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $2.81 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.772 per share.

J Total distributions of $2.61 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $2.508 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	12.91%	20.18%	11.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Katherine Shaw, Portfolio Manager of Leisure Portfolio: For the year, the fund advanced 12.91%, outpacing the 10.84% return of the MSCI U.S. IMI Consumer Services 25-50 Index, but lagging the broad-based S&P 500® Index. Versus the MSCI benchmark, the fund's positioning in restaurants provided much of the fund's relative advantage. Jack in the Box, one of the fund's core holdings, experienced improving business fundamentals and higher free cash flow. The company initiated a shareholder dividend and increased its share-repurchase program. I trimmed the position as the stock consistently rose to take profits. Underweighting index heavyweight McDonald's also proved additive. The gap in same-store sales - an important factor I consider when choosing restaurant stocks - between McDonald's and the rest of the industry expanded. The fast-food retailer has significant brand and menu innovation challenges not only in the U.S. but also internationally, especially after a food scandal in China. The stock performed poorly, and the fund benefited from its underweighting and my decision to reduce our stake. Stock selection in casinos & gaming was a positive. Namely, the fund's lower-than-index stake in Wynn Resorts, a casino operator with exposure to China's Macau region, was the fund's No. 1 relative contributor. Casinos with operations in Macau were hit especially hard, as gambling revenues peaked early in the period and declined to a level most investors did not anticipate. Additionally, the Chinese government's anti-corruption campaign intensified, stoking fear about gambling in general. I trimmed, but held onto this position, because I believe the longer-term opportunity outweighs the short-term political risk. On the down side, fund holdings Las Vegas Sands, which was one of the fund's largest positions and its most significant relative detractor, and Melco Crown Entertainment, which was not in the index, declined in line with other operators of casinos in the Macau region, as I already mentioned. Even though recent performance has been shaky, I still have long-term conviction in both of these companies. Each has a healthy balance sheet and is positioned well in the Macau market. Elsewhere, not owning index stock Royal Caribbean Cruises detracted. As oil prices dropped dramatically, business fundamentals for cruise lines - some of the largest consumers of oil - improved, buoying these stocks. In general, I felt valuations for cruise lines to be too high, and given my tepid outlook for them, I invested elsewhere.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Leisure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Starbucks Corp.	16.9	15.9
Yum! Brands, Inc.	9.5	9.6
Las Vegas Sands Corp.	7.3	8.5
Chipotle Mexican Grill, Inc.	6.0	5.9
Wyndham Worldwide Corp.	5.7	5.7
Starwood Hotels & Resorts Worldwide, Inc.	4.7	5.0
Marriott International, Inc. Class A	4.7	4.2
McDonald's Corp.	3.9	4.8
Jack in the Box, Inc.	3.0	3.3
Panera Bread Co. Class A	2.9	2.9
	64.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Hotels, Restaurants & Leisure	90.1%
Diversified Consumer Services	3.5%
Media	1.6%
Specialty Retail	0.8%
Commercial Services & Supplies	0.8%
All Others*	3.2%

As of August 31, 2014
Hotels, Restaurants & Leisure	92.4%
Diversified Consumer Services	3.3%
Media	1.8%
Commercial Services & Supplies	0.7%
Real Estate Investment Trusts	0.4%
All Others*	1.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Leisure Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Diversified Support Services - 0.8%
KAR Auction Services, Inc.	102,200	$ 3,727,234
DIVERSIFIED CONSUMER SERVICES - 3.5%
Specialized Consumer Services - 3.5%
H&R Block, Inc.	177,800	6,071,870
Service Corp. International	15,200	377,720
Steiner Leisure Ltd. (a)	193,444	8,921,637
		15,371,227
FOOD PRODUCTS - 0.4%
Packaged Foods & Meats - 0.4%
Greencore Group PLC	329,000	1,719,840
HOTELS, RESTAURANTS & LEISURE - 90.1%
Casinos & Gaming - 11.2%
Las Vegas Sands Corp.	569,676	32,414,564
Melco Crown Entertainment Ltd. sponsored ADR (d)	156,435	3,757,569
MGM China Holdings Ltd.	548,800	1,270,849
MGM Mirage, Inc. (a)	216,900	4,713,237
Penn National Gaming, Inc. (a)	39,972	651,144
Sands China Ltd.	44,800	204,482
Scientific Games Corp. Class A (a)(d)	151,900	2,052,169
Wynn Resorts Ltd.	35,300	5,030,250
		50,094,264
Hotels, Resorts & Cruise Lines - 18.2%
Extended Stay America, Inc. unit	360,025	6,948,483
Hilton Worldwide Holdings, Inc. (a)	228,600	6,462,522
Homeinns Hotel Group ADR (a)	18,100	483,451
Interval Leisure Group, Inc.	1,000	27,000
Marriott International, Inc. Class A	249,796	20,758,048
Starwood Hotels & Resorts Worldwide, Inc.	258,990	20,804,667
Wyndham Worldwide Corp.	279,502	25,568,843
		81,053,014
Leisure Facilities - 2.3%
Cedar Fair LP (depositary unit)	62,888	3,517,326
Vail Resorts, Inc.	78,150	6,862,352
		10,379,678
Restaurants - 58.4%
Bloomin' Brands, Inc.	52,252	1,346,012
Bravo Brio Restaurant Group, Inc. (a)	74,143	966,083
Brinker International, Inc.	117,500	6,986,550
Chipotle Mexican Grill, Inc. (a)	40,110	26,671,947
DineEquity, Inc.	18,749	2,034,829
Domino's Pizza, Inc.	99,400	10,092,082
Dunkin' Brands Group, Inc.	248,200	11,630,652
Fiesta Restaurant Group, Inc. (a)	99,676	6,479,937
Jack in the Box, Inc.	137,487	13,293,618
McDonald's Corp.	176,244	17,430,532

	Shares	Value
Noodles & Co. (a)(d)	40,700	$ 741,961
Panera Bread Co. Class A (a)(d)	79,586	12,847,568
Papa John's International, Inc.	95,776	5,922,788
Red Robin Gourmet Burgers, Inc. (a)	45,218	3,774,346
Ruth's Hospitality Group, Inc.	551,840	8,421,078
Sonic Corp.	209,268	6,652,630
Starbucks Corp.	804,500	75,208,680
Texas Roadhouse, Inc. Class A	113,208	4,261,149
Whitbread PLC	32,331	2,622,992
Yum! Brands, Inc.	524,036	42,504,560
		259,889,994
TOTAL HOTELS, RESTAURANTS & LEISURE		401,416,950
INTERNET & CATALOG RETAIL - 0.2%
Internet Retail - 0.2%
zulily, Inc. Class A (a)(d)	53,182	745,080
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
Alibaba Group Holding Ltd. sponsored ADR	8,000	680,960
Facebook, Inc. Class A (a)	11,000	868,670
Yahoo!, Inc. (a)	18,500	819,180
		2,368,810
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.2%
Visa, Inc. Class A	3,300	895,323
MEDIA - 1.6%
Broadcasting - 0.2%
CBS Corp. Class B	16,700	986,970
Cable & Satellite - 0.8%
DIRECTV (a)	37,725	3,342,435
Movies & Entertainment - 0.6%
Twenty-First Century Fox, Inc. Class A	79,800	2,793,000
TOTAL MEDIA		7,122,405
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Specialized REITs - 0.4%
Gaming & Leisure Properties	48,195	1,631,401
SOFTWARE - 0.5%
Application Software - 0.5%
Intuit, Inc.	21,300	2,079,519
SPECIALTY RETAIL - 0.8%
Computer & Electronics Retail - 0.5%
GameStop Corp. Class A	62,100	2,295,837
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Specialty Stores - 0.3%
Sally Beauty Holdings, Inc. (a)	43,549	$ 1,459,762
TOTAL SPECIALTY RETAIL		3,755,599
TOTAL COMMON STOCKS (Cost $271,056,470)		440,833,388
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.13% (b)	3,717,106	3,717,106
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	5,494,550	5,494,550
TOTAL MONEY MARKET FUNDS (Cost $9,211,656)		9,211,656
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $280,268,126)		450,045,044
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(4,749,243)
NET ASSETS - 100%		$ 445,295,801
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,550
Fidelity Securities Lending Cash Central Fund	21,369
Total	$ 23,919
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $5,280,995) - See accompanying schedule: Unaffiliated issuers (cost $271,056,470)	$ 440,833,388
Fidelity Central Funds (cost $9,211,656)	9,211,656
Total Investments (cost $280,268,126)		$ 450,045,044
Receivable for investments sold		1,942,939
Receivable for fund shares sold		885,474
Dividends receivable		250,971
Distributions receivable from Fidelity Central Funds		3,506
Prepaid expenses		1,782
Other receivables		492
Total assets		453,130,208

Liabilities
Payable for investments purchased	$ 1,679,109
Payable for fund shares redeemed	351,916
Accrued management fee	198,931
Other affiliated payables	77,446
Other payables and accrued expenses	32,455
Collateral on securities loaned, at value	5,494,550
Total liabilities		7,834,407

Net Assets		$ 445,295,801
Net Assets consist of:
Paid in capital		$ 271,359,556
Undistributed net investment income		305,530
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,854,051
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		169,776,664
Net Assets, for 3,177,820 shares outstanding		$ 445,295,801
Net Asset Value, offering price and redemption price per share ($445,295,801 ÷ 3,177,820 shares)		$ 140.13

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 8,333,688
Income from Fidelity Central Funds		23,919
Total income		8,357,607

Expenses
Management fee	$ 2,556,168
Transfer agent fees	876,336
Accounting and security lending fees	179,602
Custodian fees and expenses	11,456
Independent trustees' compensation	9,534
Registration fees	27,694
Audit	42,607
Legal	3,512
Interest	1,208
Miscellaneous	10,259
Total expenses before reductions	3,718,376
Expense reductions	(1,318)	3,717,058
Net investment income (loss)		4,640,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,013,266
Redemption in-kind with affiliated entities	60,205,269
Foreign currency transactions	74
Total net realized gain (loss)		90,218,609
Change in net unrealized appreciation (depreciation) on: Investment securities	(44,238,569)
Assets and liabilities in foreign currencies	(330)
Total change in net unrealized appreciation (depreciation)		(44,238,899)
Net gain (loss)		45,979,710
Net increase (decrease) in net assets resulting from operations		$ 50,620,259

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,640,549	$ 5,003,191
Net realized gain (loss)	90,218,609	40,487,024
Change in net unrealized appreciation (depreciation)	(44,238,899)	80,533,060
Net increase (decrease) in net assets resulting from operations	50,620,259	126,023,275
Distributions to shareholders from net investment income	(4,879,767)	(3,941,566)
Distributions to shareholders from net realized gain	(33,240,879)	(33,282,431)
Total distributions	(38,120,646)	(37,223,997)
Share transactions Proceeds from sales of shares	67,372,454	218,419,527
Reinvestment of distributions	36,550,960	35,849,441
Cost of shares redeemed	(239,280,764)	(122,631,715)
Net increase (decrease) in net assets resulting from share transactions	(135,357,350)	131,637,253
Redemption fees	4,103	11,576
Total increase (decrease) in net assets	(122,853,634)	220,448,107

Net Assets
Beginning of period	568,149,435	347,701,328
End of period (including undistributed net investment income of $305,530 and undistributed net investment income of $1,312,554, respectively)	$ 445,295,801	$ 568,149,435
Other Information Shares
Sold	512,008	1,710,491
Issued in reinvestment of distributions	287,167	287,411
Redeemed	(1,828,098)	(1,001,721)
Net increase (decrease)	(1,028,923)	996,181

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 135.06	$ 108.30	$ 106.53	$ 91.26	$ 69.99
Income from Investment Operations
Net investment income (loss) B	1.31	1.40E	1.40F	.64	.55
Net realized and unrealized gain (loss)	14.80	35.09	6.22	14.73	21.22
Total from investment operations	16.11	36.49	7.62	15.37	21.77
Distributions from net investment income	(1.47)	(1.01)	(1.36)	(.09)	(.52)
Distributions from net realized gain	(9.57)	(8.72)	(4.50)	(.01)	-
Total distributions	(11.04)	(9.73)	(5.86)	(.10)	(.52)
Redemption fees added to paid in capitalB	-I	-I	.01	-I	.02
Net asset value, end of period	$ 140.13	$ 135.06	$ 108.30	$ 106.53	$ 91.26
Total ReturnA	12.91%	34.71%	7.52%	16.85%	31.16%
Ratios to Average Net AssetsC, G
Expenses before reductions	.80%	.82%	.85%	.86%	.90%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.86%	.90%
Expenses net of all reductions	.80%	.81%	.83%	.86%	.89%
Net investment income (loss)	1.00%	1.13%E	1.33%F	.68%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 445,296	$ 568,149	$ 347,701	$ 440,507	$ 411,239
Portfolio turnover rateD	32%J	65%	90%	77%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .79%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.53 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	10.16%	22.55%	11.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Nidhi Gupta, Portfolio Manager of Multimedia Portfolio: For the year, the fund advanced 10.16%, trailing the 12.80% return of the MSCI U.S. IMI Media 25-50 Index, as well as the S&P 500® Index. Stock selection was the main relative detractor, including the movies & entertainment group, along with an out-of-index stake in Internet software & services. The fund's biggest individual detractor was Yahoo!. Due to the timing of my ownership, the fund's non-index investments here lost ground and hampered our relative result. Also detracting was television broadcaster CBS. At the beginning of the period, the fund was notably overweighted this stock, and I was excited about the possibilities of its content distribution and growth of retransmission fees and shareholder return. However, as my conviction in the shift away from traditional media to the Internet grew, CBS became less attractive. I sold much of the fund's position by mid-period, moving to an underweighting, but not in time to avoid the negative impact. On the positive side, our biggest relative contributor was my decision to largely avoid index name Discovery Communications, which owns several smaller, niche television network franchises. With advertising dollars moving away from traditional television, niche networks were among the hardest hit, and this trend weighed heavily on Discovery. I eliminated our stake in September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Multimedia Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	23.0	20.4
Comcast Corp. Class A	18.3	15.5
Time Warner, Inc.	8.9	8.8
DIRECTV	5.0	5.0
Time Warner Cable, Inc.	4.7	5.0
Live Nation Entertainment, Inc.	4.4	3.4
Liberty Global PLC Class C	4.0	2.9
Twenty-First Century Fox, Inc. Class A	3.9	5.1
Charter Communications, Inc. Class A	3.4	2.7
The Madison Square Garden Co. Class A	3.0	1.9
	78.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Media	92.4%
Internet Software & Services	5.7%
Communications Equipment	1.7%
Internet & Catalog Retail	0.0%
All Others*	0.2%

As of August 31, 2014
Media	94.6%
Internet Software & Services	4.1%
Internet & Catalog Retail	1.0%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Multimedia Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.7%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc.	1,090,900	$ 13,516,251
INTERNET & CATALOG RETAIL - 0.0%
Internet Retail - 0.0%
Wayfair LLC Class A (d)	2,100	49,035
INTERNET SOFTWARE & SERVICES - 5.7%
Internet Software & Services - 5.7%
Facebook, Inc. Class A (a)	302,800	23,912,116
Google, Inc.:
Class A (a)	5,100	2,869,413
Class C (a)	5,200	2,903,680
Yahoo!, Inc. (a)	364,200	16,126,776
		45,811,985
MEDIA - 92.4%
Advertising - 1.6%
Interpublic Group of Companies, Inc.	319,000	7,113,700
Omnicom Group, Inc.	71,300	5,671,202
		12,784,902
Broadcasting - 3.7%
CBS Corp. Class B	400,500	23,669,550
Cumulus Media, Inc. Class A (a)	210	838
Discovery Communications, Inc. Class A (a)	450	14,535
Entercom Communications Corp. Class A (a)	3,053	34,743
Liberty Media Corp.:
Class A (a)	37,493	1,445,918
Class C (a)	111,786	4,314,940
		29,480,524
Cable & Satellite - 38.5%
Charter Communications, Inc. Class A (a)	151,900	27,433,140
Comcast Corp. Class A	2,470,350	146,689,383
DIRECTV (a)	452,413	40,083,792
DISH Network Corp. Class A (a)	147,600	11,075,904
Liberty Broadband Corp.:
Class A (a)	32,023	1,660,713
Class C (a)	83,840	4,364,710
Liberty Global PLC:
Class A (a)	151,289	8,178,683
Class C	613,847	32,024,398
Time Warner Cable, Inc.	244,669	37,691,259
		309,201,982

	Shares	Value
Movies & Entertainment - 47.2%
AMC Entertainment Holdings, Inc. Class A	12,185	$ 418,920
Global Eagle Entertainment, Inc. (a)(d)	434,600	5,780,180
Lions Gate Entertainment Corp. (d)	440,677	14,361,663
Live Nation Entertainment, Inc. (a)	1,377,800	35,257,902
The Madison Square Garden Co. Class A (a)	309,400	24,241,490
The Walt Disney Co.	1,772,404	184,471,809
Time Warner, Inc.	875,422	71,662,045
Twenty-First Century Fox, Inc. Class A	905,007	31,675,245
Viacom, Inc. Class B (non-vtg.)	165,400	11,568,076
		379,437,330
Publishing - 1.4%
Gannett Co., Inc.	326,900	11,572,260
TOTAL MEDIA		742,476,998
TOTAL COMMON STOCKS (Cost $472,075,074)		801,854,269
Money Market Funds - 2.1%

Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c) (Cost $16,754,925)	16,754,925	16,754,925
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $488,829,999)		818,609,194
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(15,621,153)
NET ASSETS - 100%		$ 802,988,041
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,654
Fidelity Securities Lending Cash Central Fund	411,448
Total	$ 413,102
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $16,223,041) - See accompanying schedule: Unaffiliated issuers (cost $472,075,074)	$ 801,854,269
Fidelity Central Funds (cost $16,754,925)	16,754,925
Total Investments (cost $488,829,999)		$ 818,609,194
Receivable for investments sold		2,457,202
Receivable for fund shares sold		713,622
Dividends receivable		536,894
Distributions receivable from Fidelity Central Funds		2,854
Prepaid expenses		3,342
Other receivables		1,474
Total assets		822,324,582

Liabilities
Payable to custodian bank	$ 550,912
Payable for fund shares redeemed	1,472,828
Accrued management fee	363,783
Other affiliated payables	161,383
Other payables and accrued expenses	32,710
Collateral on securities loaned, at value	16,754,925
Total liabilities		19,336,541

Net Assets		$ 802,988,041
Net Assets consist of:
Paid in capital		$ 459,644,138
Undistributed net investment income		171,842
Accumulated undistributed net realized gain (loss) on investments		13,392,866
Net unrealized appreciation (depreciation) on investments		329,779,195
Net Assets, for 9,736,119 shares outstanding		$ 802,988,041
Net Asset Value, offering price and redemption price per share ($802,988,041 ÷ 9,736,119 shares)		$ 82.48

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 8,839,488
Income from Fidelity Central Funds		413,102
Total income		9,252,590

Expenses
Management fee	$ 4,721,339
Transfer agent fees	1,781,857
Accounting and security lending fees	296,922
Custodian fees and expenses	9,345
Independent trustees' compensation	17,159
Registration fees	54,308
Audit	39,061
Legal	5,351
Interest	5,668
Miscellaneous	16,103
Total expenses before reductions	6,947,113
Expense reductions	(1,888)	6,945,225
Net investment income (loss)		2,307,365
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		84,462,999
Change in net unrealized appreciation (depreciation) on investment securities		(14,371,615)
Net gain (loss)		70,091,384
Net increase (decrease) in net assets resulting from operations		$ 72,398,749

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,307,365	$ 2,517,686
Net realized gain (loss)	84,462,999	57,240,551
Change in net unrealized appreciation (depreciation)	(14,371,615)	209,848,900
Net increase (decrease) in net assets resulting from operations	72,398,749	269,607,137
Distributions to shareholders from net investment income	(2,039,294)	(2,246,127)
Distributions to shareholders from net realized gain	(70,422,213)	(27,566,069)
Total distributions	(72,461,507)	(29,812,196)
Share transactions Proceeds from sales of shares	212,392,932	908,932,040
Reinvestment of distributions	69,926,090	28,916,204
Cost of shares redeemed	(488,279,180)	(826,095,931)
Net increase (decrease) in net assets resulting from share transactions	(205,960,158)	111,752,313
Redemption fees	23,333	73,997
Total increase (decrease) in net assets	(205,999,583)	351,621,251

Net Assets
Beginning of period	1,008,987,624	657,366,373
End of period (including undistributed net investment income of $171,842 and undistributed net investment income of $63,422, respectively)	$ 802,988,041	$ 1,008,987,624
Other Information Shares
Sold	2,629,387	12,464,403
Issued in reinvestment of distributions	892,056	368,735
Redeemed	(6,128,688)	(11,169,177)
Net increase (decrease)	(2,607,245)	1,663,961

Financial Highlights

Years ended February 28,	2015	2014	2013	2012G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 81.74	$ 61.55	$ 48.48	$ 47.80	$ 34.39
Income from Investment Operations
Net investment income (loss) B	.22	.20	.53E	.29	.14
Net realized and unrealized gain (loss)	7.62	22.46	12.96	.96	13.39
Total from investment operations	7.84	22.66	13.49	1.25	13.53
Distributions from net investment income	(.20)	(.19)	(.43)	(.32)	(.12)
Distributions from net realized gain	(6.89)	(2.30)	-	(.25)	-
Total distributions	(7.10)J	(2.48)I	(.43)	(.57)	(.12)
Redemption fees added to paid in capitalB	-H	.01	.01	-H	-H
Net asset value, end of period	$ 82.48	$ 81.74	$ 61.55	$ 48.48	$ 47.80
Total ReturnA	10.16%	37.01%	27.91%	2.73%	39.37%
Ratios to Average Net AssetsC, F
Expenses before reductions	.81%	.81%	.88%	.90%	.94%
Expenses net of fee waivers, if any	.81%	.81%	.88%	.90%	.94%
Expenses net of all reductions	.81%	.80%	.88%	.90%	.94%
Net investment income (loss)	.27%	.27%	.97%E	.64%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 802,988	$ 1,008,988	$ 657,366	$ 183,157	$ 205,920
Portfolio turnover rateD	55%	111%	30%	85%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $2.48 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $2.295 per share.

J Total distributions of $7.10 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $6.892 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	17.29%	21.80%	13.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Deena Friedman, who became sole Portfolio Manager of Retailing Portfolio on January 31, 2015, after serving as Co-Portfolio Manager since July 2014: For the year, the fund gained 17.29%, underperforming the 19.35% advance of the MSCI U.S. IMI Retailing 25-50 Index, as well as the broad-based S&P 500® Index. During the period, the decrease of gas prices, weather issues, a strengthening U.S. dollar and staffing issues on the West Coast of the U.S. all influenced investing in this year's retailing space. Versus the industry index, stock selection in apparel accessories & luxury goods was the most detrimental to performance. Under pressure from a stronger U.S. dollar and a softening Chinese marketplace, the fund lost ground through its non-index stake in PVH, which owns brands such as Calvin Klein and Tommy Hilfiger. I still believed in the international growth companies in this group can garner and subsequently held on to these positions. Online travel company Priceline Group was the fund's biggest individual detractor. The company struggled during the period after announcing earnings guidance that came in below analysts' expectations. I still had conviction in Priceline so I maintained the position. The fund's holdings in the home improvement area were also detrimental. The fund missed out by our underweighting in Lowe's Companies, which performed well during the period. Instead, I chose to overweight the fund's stake in competitor and large index component Home Depot. Home Depot has posted more-consistent results, displayed solid earning quality and is more focused on an e-commerce strategy. This positioning proved to be a positive, with Home Depot ranking among the fund's top individual contributors for the period and our largest holding by far. Stock selection was in apparel retail, which is the fund's largest overweighting, also provided the biggest boost to relative performance. L-Brands, owner of flagship brands Victoria's Secret and Bath & Body Works, was the fund's No. 1 individual contributor. The company posted strong earnings during the period, and the stock responded. An out-of-index position in G-III Apparel Group helped the fund's relative result as well. During the period, the company announced consistently strong earnings results, buoying the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Retailing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	17.9	18.4
Priceline Group, Inc.	9.8	11.3
Amazon.com, Inc.	9.0	9.5
L Brands, Inc.	6.2	5.0
TJX Companies, Inc.	6.2	8.9
AutoZone, Inc.	4.8	4.9
G-III Apparel Group Ltd.	4.8	4.3
O'Reilly Automotive, Inc.	4.6	4.8
Lowe's Companies, Inc.	3.3	1.3
Ross Stores, Inc.	2.4	0.0
	69.0
Top Industries (% of fund's net assets)
As of February 28, 2015
Specialty Retail	52.6%
Internet & Catalog Retail	19.4%
Textiles, Apparel & Luxury Goods	14.8%
Food & Staples Retailing	2.4%
Multiline Retail	1.8%
All Others*	9.0%

As of August 31, 2014
Specialty Retail	53.2%
Internet & Catalog Retail	21.4%
Textiles, Apparel & Luxury Goods	14.2%
Food & Staples Retailing	2.2%
Food Products	1.8%
All Others*	7.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Retailing Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
FOOD & STAPLES RETAILING - 2.4%
Drug Retail - 0.6%
CVS Health Corp.	54,000	$ 5,608,980
Hypermarkets & Super Centers - 1.8%
Costco Wholesale Corp.	109,043	16,024,959
TOTAL FOOD & STAPLES RETAILING		21,633,939
FOOD PRODUCTS - 1.3%
Packaged Foods & Meats - 1.3%
Associated British Foods PLC	244,000	11,771,856
HOTELS, RESTAURANTS & LEISURE - 1.8%
Restaurants - 1.8%
Chipotle Mexican Grill, Inc. (a)	11,100	7,381,167
Ruth's Hospitality Group, Inc.	153,400	2,340,884
Starbucks Corp.	74,100	6,927,239
		16,649,290
HOUSEHOLD DURABLES - 1.0%
Household Appliances - 1.0%
Techtronic Industries Co. Ltd.	2,674,500	9,258,919
INTERNET & CATALOG RETAIL - 19.4%
Internet Retail - 19.4%
Amazon.com, Inc. (a)	217,080	82,525,133
Ocado Group PLC (a)(d)	1,012,700	5,764,466
Priceline Group, Inc. (a)	72,120	89,247,058
Wayfair LLC Class A (d)	1,900	44,365
		177,581,022
INTERNET SOFTWARE & SERVICES - 1.1%
Internet Software & Services - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (d)	50,000	4,256,000
Facebook, Inc Class A (a)	27,900	2,203,263
HomeAway, Inc. (a)	110,200	3,415,649
		9,874,912
MULTILINE RETAIL - 1.8%
Department Stores - 1.1%
Macy's, Inc.	156,600	9,978,552
General Merchandise Stores - 0.7%
B&M European Value Retail S.A.	1,370,997	6,773,164
TOTAL MULTILINE RETAIL		16,751,716
SPECIALTY RETAIL - 52.6%
Apparel Retail - 16.0%
Inditex SA	353,310	11,104,010
L Brands, Inc.	616,683	56,648,500
Ross Stores, Inc.	210,800	22,304,748
TJX Companies, Inc.	823,100	56,497,584
		146,554,842

	Shares	Value
Automotive Retail - 9.4%
AutoZone, Inc. (a)	68,363	$ 43,935,533
O'Reilly Automotive, Inc. (a)	203,686	42,393,167
		86,328,700
Home Improvement Retail - 21.8%
Home Depot, Inc.	1,424,400	163,449,900
Lowe's Companies, Inc.	409,600	30,347,264
Lumber Liquidators Holdings, Inc. (a)(d)	100,300	5,201,558
		198,998,722
Homefurnishing Retail - 0.9%
Restoration Hardware Holdings, Inc. (a)(d)	90,900	8,008,290
Specialty Stores - 4.5%
Signet Jewelers Ltd.	115,600	13,858,128
Tiffany & Co., Inc.	147,300	12,994,806
Tractor Supply Co.	78,700	6,935,044
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	31,400	4,419,864
World Duty Free SpA (a)	267,861	3,057,448
		41,265,290
TOTAL SPECIALTY RETAIL		481,155,844
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.	47,300	6,076,158
TEXTILES, APPAREL & LUXURY GOODS - 14.8%
Apparel, Accessories & Luxury Goods - 12.9%
Coach, Inc.	52,600	2,290,730
Compagnie Financiere Richemont SA Series A	85,500	7,533,594
G-III Apparel Group Ltd. (a)	414,867	43,656,454
Kate Spade & Co. (a)	121,400	4,182,230
lululemon athletica, Inc. (a)(d)	261,257	17,880,429
Michael Kors Holdings Ltd. (a)	149,900	10,104,759
Prada SpA (d)	1,109,400	6,672,878
PVH Corp.	126,000	13,422,780
Ralph Lauren Corp.	24,900	3,421,509
Swatch Group AG (Bearer) (Reg.)	73,447	6,467,589
VF Corp.	29,500	2,261,470
		117,894,422
Footwear - 1.9%
NIKE, Inc. Class B	184,820	17,949,719
TOTAL TEXTILES, APPAREL & LUXURY GOODS		135,844,141
TOTAL COMMON STOCKS (Cost $519,380,552)		886,597,797
Convertible Bonds - 0.2%
	Principal Amount	Value
SOFTWARE - 0.2%
Home Entertainment Software - 0.2%
Take-Two Interactive Software, Inc. 1.75% 12/1/16 (Cost $1,000,000)	$ 1,000,000	$ 1,451,250
Money Market Funds - 6.4%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	27,091,361	27,091,361
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	31,898,065	31,898,065
TOTAL MONEY MARKET FUNDS (Cost $58,989,426)		58,989,426
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $579,369,978)		947,038,473
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(31,861,252)
NET ASSETS - 100%		$ 915,177,221
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,557
Fidelity Securities Lending Cash Central Fund	256,656
Total	$ 272,213
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 886,597,797	$ 879,064,203	$ 7,533,594	$ -
Convertible Bonds	1,451,250	-	1,451,250	-
Money Market Funds	58,989,426	58,989,426	-	-
Total Investments in Securities:	$ 947,038,473	$ 938,053,629	$ 8,984,844	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 15,547,879
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.6%
United Kingdom	2.6%
Switzerland	1.5%
Bermuda	1.5%
Spain	1.2%
British Virgin Islands	1.1%
Italy	1.0%
Hong Kong	1.0%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $31,516,148) - See accompanying schedule: Unaffiliated issuers (cost $520,380,552)	$ 888,049,047
Fidelity Central Funds (cost $58,989,426)	58,989,426
Total Investments (cost $579,369,978)		$ 947,038,473
Receivable for fund shares sold		6,889,765
Dividends receivable		1,870,932
Interest receivable		4,375
Distributions receivable from Fidelity Central Funds		12,455
Prepaid expenses		2,978
Other receivables		1,733
Total assets		955,820,711

Liabilities
Payable for investments purchased	$ 7,527,058
Payable for fund shares redeemed	623,141
Accrued management fee	398,210
Other affiliated payables	162,393
Other payables and accrued expenses	34,623
Collateral on securities loaned, at value	31,898,065
Total liabilities		40,643,490

Net Assets		$ 915,177,221
Net Assets consist of:
Paid in capital		$ 536,452,504
Undistributed net investment income		1,012,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,047,433
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		367,664,744
Net Assets, for 9,606,791 shares outstanding		$ 915,177,221
Net Asset Value, offering price and redemption price per share ($915,177,221 ÷ 9,606,791 shares)		$ 95.26

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 8,234,594
Special dividends		1,233,366
Interest		17,500
Income from Fidelity Central Funds		272,213
Total income		9,757,673

Expenses
Management fee	$ 4,588,153
Transfer agent fees	1,698,096
Accounting and security lending fees	292,419
Custodian fees and expenses	20,394
Independent trustees' compensation	16,826
Registration fees	41,842
Audit	38,580
Legal	6,446
Interest	1,041
Miscellaneous	17,040
Total expenses before reductions	6,720,837
Expense reductions	(2,439)	6,718,398
Net investment income (loss)		3,039,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	51,294,375
Foreign currency transactions	(8,921)
Total net realized gain (loss)		51,285,454
Change in net unrealized appreciation (depreciation) on: Investment securities	61,716,167
Assets and liabilities in foreign currencies	(6,803)
Total change in net unrealized appreciation (depreciation)		61,709,364
Net gain (loss)		112,994,818
Net increase (decrease) in net assets resulting from operations		$ 116,034,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,039,275	$ 1,610,940
Net realized gain (loss)	51,285,454	76,307,677
Change in net unrealized appreciation (depreciation)	61,709,364	169,830,493
Net increase (decrease) in net assets resulting from operations	116,034,093	247,749,110
Distributions to shareholders from net investment income	(1,546,416)	(1,555,312)
Distributions to shareholders from net realized gain	(70,497,905)	(24,769,437)
Total distributions	(72,044,321)	(26,324,749)
Share transactions Proceeds from sales of shares	203,801,729	684,002,303
Reinvestment of distributions	69,797,839	25,621,938
Cost of shares redeemed	(466,362,827)	(510,290,185)
Net increase (decrease) in net assets resulting from share transactions	(192,763,259)	199,334,056
Redemption fees	30,612	79,273
Total increase (decrease) in net assets	(148,742,875)	420,837,690
Net Assets
Beginning of period	1,063,920,096	643,082,406
End of period (including undistributed net investment income of $1,012,540 and undistributed net investment income of $261,980, respectively)	$ 915,177,221	$ 1,063,920,096
Other Information Shares
Sold	2,328,758	8,529,294
Issued in reinvestment of distributions	847,929	297,691
Redeemed	(5,604,901)	(6,448,824)
Net increase (decrease)	(2,428,214)	2,378,161

Financial Highlights

Years ended February 28,	2015	2014	2013	2012J	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 88.40	$ 66.59	$ 57.54	$ 53.68	$ 45.11
Income from Investment Operations
Net investment income (loss) B	.31E	.15F	.52G	.49H	.09
Net realized and unrealized gain (loss)	13.72	23.64	10.27	7.46	9.81
Total from investment operations	14.03	23.79	10.79	7.95	9.90
Distributions from net investment income	(.17)	(.12)	(.38)	(.34)	(.01)
Distributions from net realized gain	(7.01)	(1.86)	(1.36)	(3.76)	(1.33)
Total distributions	(7.17)L	(1.99)M	(1.75)N	(4.10)	(1.34)
Redemption fees added to paid in capitalB	-K	.01	.01	.01	.01
Net asset value, end of period	$ 95.26	$ 88.40	$ 66.59	$ 57.54	$ 53.68
Total ReturnA	17.29%	35.82%	18.98%	15.70%	22.24%
Ratios to Average Net AssetsC, I
Expenses before reductions	.81%	.83%	.86%	.90%	.93%
Expenses net of fee waivers, if any	.81%	.83%	.86%	.90%	.93%
Expenses net of all reductions	.81%	.82%	.84%	.88%	.93%
Net investment income (loss)	.36%E	.18%F	.83%G	.93%H	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 915,177	$ 1,063,920	$ 643,082	$ 344,743	$ 167,094
Portfolio turnover rateD	31%	72%	119%	217%	191%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.28 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J For the year ended February 29.

K Amount represents less than $.01 per share.

L Total distributions of $7.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $7.006 per share.

M Total distributions of $1.99 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.861 per share.

N Total distributions of $1.75 per share is comprised of distributions from net investment income of $.383 and distributions from net realized gain of $1.364 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Construction and Housing Portfolio that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 02/28/15	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 6,961,040	Market comparable	P/E multiple	15.4	Increase
			Discount for lack of marketability	15.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Consumer Discretionary is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, redemption in-kind, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$ 97,307,131	$ 49,200,246	$ (963,759)	$ 48,236,487
Construction and Housing Portfolio	311,801,663	131,665,038	(3,337,286)	128,327,752
Consumer Discretionary Portfolio	957,293,913	180,530,068	(20,078,548)	160,451,520
Leisure Portfolio	283,685,292	173,087,041	(6,727,289)	166,359,752
Multimedia Portfolio	490,472,611	332,826,803	(4,690,220)	328,136,583
Retailing Portfolio	580,474,615	380,295,842	(13,731,984)	366,563,858

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities
Automotive Portfolio	$ 176,508	$ 6,311,469	$ 48,233,038
Construction and Housing Portfolio	187,825	7,536,797	128,327,752
Consumer Discretionary Portfolio	893,672	22,207,031	160,448,457
Leisure Portfolio	1,066,254	6,764,171	166,359,498
Multimedia Portfolio	171,846	15,035,478	328,136,583
Retailing Portfolio	1,012,801	11,152,070	366,560,107

The tax character of distributions paid was as follows:

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 4,645,027	$ 28,870,062	$ 33,515,089
Construction and Housing Portfolio	1,765,360	39,110,787	40,876,147
Consumer Discretionary Portfolio	13,853,843	53,661,451	67,515,294
Leisure Portfolio	10,541,206	27,579,440	38,120,646
Multimedia Portfolio	5,165,039	67,296,468	72,461,507
Retailing Portfolio	23,417,783	48,626,538	72,044,321

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 885,596	$ 4,386,096	$ 5,271,692
Construction and Housing Portfolio	6,268,026	26,831,104	33,099,130
Consumer Discretionary Portfolio	21,825,438	26,576,301	48,401,739
Leisure Portfolio	15,699,008	21,524,989	37,223,997
Multimedia Portfolio	12,876,180	16,936,016	29,812,196
Retailing Portfolio	11,057,234	15,267,515	26,324,749

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	112,495,370	191,771,966
Construction and Housing Portfolio	244,018,275	260,901,891
Consumer Discretionary Portfolio	1,403,883,551	915,071,937
Leisure Portfolio	148,654,683	207,742,847
Multimedia Portfolio	475,867,042	750,829,759
Retailing Portfolio	261,557,978	542,679,653

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.25%	.55%
Construction and Housing Portfolio	.30%	.25%	.55%
Consumer Discretionary Portfolio	.30%	.25%	.55%
Leisure Portfolio	.30%	.25%	.55%
Multimedia Portfolio	.30%	.25%	.55%
Retailing Portfolio	.30%	.25%	.55%

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.20%
Construction and Housing Portfolio	.20%
Consumer Discretionary Portfolio	.19%
Leisure Portfolio	.19%
Multimedia Portfolio	.21%
Retailing Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 3,839
Construction and Housing Portfolio	18,855
Consumer Discretionary Portfolio	21,563
Leisure Portfolio	5,499
Multimedia Portfolio	10,101
Retailing Portfolio	4,258

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$ 4,282,000.34%		$ 82
Leisure Portfolio	Borrower	11,319,917.32%		1,208
Multimedia Portfolio	Borrower	9,835,500.33%		4,281
Retailing Portfolio	Borrower	4,725,500.32%		914

Redemptions In-Kind. During the period, shares of the Funds held by affiliated entities were redeemed in-kind for cash and investments. The net realized gain on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Funds recognized no gain or loss for federal income tax purposes.

Details of these transactions with the related gain (loss) for the Funds are presented in the accompanying table:

	Value of cash and investments, delivered	Net Realized Gain (Loss) on redemptions	Shares
Consumer Discretionary Portfolio	$ 108,914,186	$ 21,216,555	3,481,325
Leisure Portfolio	105,518,036	60,205,269	800,653

Other. During the period, the investment adviser reimbursed the Construction and Housing Portfolio for certain losses in the amount of $1,217.

Annual Report

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$ 291
Construction and Housing Portfolio	533
Consumer Discretionary Portfolio	1,157
Leisure Portfolio	761
Multimedia Portfolio	1,378
Retailing Portfolio	1,388

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Total Security Lending Income
Automotive Portfolio	$ 89,493
Construction and Housing Portfolio	41,059
Consumer Discretionary Portfolio	85,080
Leisure Portfolio	21,369
Multimedia Portfolio	411,448
Retailing Portfolio	256,656

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Multimedia Portfolio	$ 4,628,389.60%		$ 1,387
Retailing Portfolio	7,649,000.60%		127

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction

Construction and Housing Portfolio	$ 8,603
Consumer Discretionary Portfolio	10,045

In addition, during the period the following Funds were reimbursed by the investment adviser for a portion of operating expenses:

Amount
Automotive Portfolio	$ 751
Construction and Housing Portfolio	999
Consumer Discretionary Portfolio	641
Leisure Portfolio	1,318
Multimedia Portfolio	1,888
Retailing Portfolio	2,439

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	Strategic Advisers Core Fund
Automotive Portfolio	-	10%	-
Construction and Housing Portfolio	-	14%	-
Consumer Discretionary Portfolio	15%	25%	33%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Automotive Portfolio	20%
Construction and Housing Portfolio	27%
Consumer Discretionary Portfolio	82%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/13/15	04/10/15	$0.065	$2.305
Construction and Housing Portfolio	04/13/15	04/10/15	$0.024	$0.952
Consumer Discretionary Portfolio	04/13/15	04/10/15	$0.029	$0.717
Leisure Portfolio	04/13/15	04/10/15	$0.175	$2.273
Multimedia Portfolio	04/13/15	04/10/15	$0.018	$1.559
Retailing Portfolio	04/13/15	04/10/15	$0.101	$1.103

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$23,629,751
Construction and Housing Portfolio	$34,762,701
Consumer Discretionary Portfolio	$54,224,887
Leisure Portfolio	$24,349,974
Multimedia Portfolio	$82,508,519
Retailing Portfolio	$38,697,524

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2014	December 2014
Automotive Portfolio	10%	100%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	8%	100%
Leisure Portfolio	32%	100%
Multimedia Portfolio	27%	100%
Retailing Portfolio	10%	70%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2014	December 2014
Automotive Portfolio	36%	100%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	9%	100%
Leisure Portfolio	32%	100%
Multimedia Portfolio	16%	100%
Retailing Portfolio	11%	80%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Automotive Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Multimedia Portfolio
Retailing Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio in June 2014, February 2014 and June 2014, respectively.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Multimedia Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Automotive Portfolio

Construction and Housing Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Consumer Discretionary Portfolio

Leisure Portfolio

Annual Report

Multimedia Portfolio

Retailing Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

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and Account Assistance 1-800-544-6666

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Contents Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Banking Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Brokerage and Investment Management Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Finance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Financial Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Insurance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Banking Portfolio	.79%
Actual		$ 1,000.00	$ 1,026.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Brokerage and Investment Management Portfolio	.79%
Actual		$ 1,000.00	$ 1,021.40	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Consumer Finance Portfolio	.88%
Actual		$ 1,000.00	$ 1,045.00	$ 4.46
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Financial Services Portfolio	.76%
Actual		$ 1,000.00	$ 1,044.30	$ 3.85
HypotheticalA		$ 1,000.00	$ 1,021.03	$ 3.81
Insurance Portfolio	.80%
Actual		$ 1,000.00	$ 1,039.90	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	5.30%	11.59%	1.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from John Sheehy, Portfolio Manager of Banking Portfolio: For the year, the fund returned 5.30%, slightly trailing the 5.85% gain of the MSCI U.S. IMI Banks 25-50 Index and lagging the broadly based S&P 500® Index. Versus the broader market, persistently low interest rates and relatively tepid loan demand resulted in underperformance by the two primary groups in the MSCI industry index, regional banks and diversified banks. Prosperity Bancshares was by far the fund's biggest relative detractor, as this stock was our largest overweighting, and the shares returned -17% for the period. Although this Houston-based bank had limited exposure to energy loans, investors were concerned about potential weakening in the economies of Houston-area communities tied to the energy sector. However, I thought the market's assessment of this stock was overly pessimistic and added considerably to our stake here. U.K.-based Standard Chartered and Bancolombia also detracted, neither of which was in the MSCI index. I significantly reduced our stake in the former, but given continued strength in the latter's fundamentals, I added to the position after establishing it in October. Conversely, City National was our top relative contributor. A large overweighting in this high-quality, Los Angeles-based regional bank paid off in January after Royal Bank of Canada announced plans to acquire the company. I liquidated the position soon after to nail down profits. A non-index position in title insurance provider First American Financial also was timely, along with underweighting and ultimately selling weak-performing index name Fifth Third Bancorp.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Banking Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	11.0	10.4
U.S. Bancorp	7.6	7.6
Bank of America Corp.	6.5	6.5
JPMorgan Chase & Co.	5.5	5.5
Citigroup, Inc.	5.4	5.7
Prosperity Bancshares, Inc.	5.2	4.5
SunTrust Banks, Inc.	4.8	5.0
Regions Financial Corp.	3.9	0.0
Capital One Financial Corp.	3.8	3.5
CIT Group, Inc.	3.5	2.8
	57.2
Top Industries (% of fund's net assets)
As of February 28, 2015
Banks	87.7%
Consumer Finance	4.3%
Thrifts & Mortgage Finance	3.9%
IT Services	1.3%
Insurance	1.2%
All Others*	1.6%

As of August 31, 2014
Banks	84.5%
Consumer Finance	5.4%
Thrifts & Mortgage Finance	3.7%
Capital Markets	1.9%
IT Services	1.8%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Banking Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
BANKS - 87.1%
Diversified Banks - 41.7%
Banco ABC Brasil SA (a)	21,123	$ 87,431
Bancolombia SA sponsored ADR (d)	85,300	3,505,830
Bank of America Corp.	2,395,100	37,866,531
Barclays PLC	1,151,028	4,557,877
Citigroup, Inc.	596,900	31,289,498
Comerica, Inc.	432,400	19,795,272
JPMorgan Chase & Co.	521,200	31,939,136
Lloyds Banking Group PLC	3,050,800	3,716,275
Standard Chartered PLC (United Kingdom)	128,990	1,973,489
U.S. Bancorp	1,000,000	44,610,000
Wells Fargo & Co.	1,178,992	64,596,972
		243,938,311
Regional Banks - 45.4%
1st Source Corp.	282,900	8,733,123
Bank of the Ozarks, Inc.	294,400	10,775,040
Camden National Corp.	85,400	3,253,740
CIT Group, Inc.	442,000	20,442,500
Commerce Bancshares, Inc. (d)	359,757	14,937,111
Community Trust Bancorp, Inc.	244,900	7,993,536
CVB Financial Corp.	718,100	11,238,265
East West Bancorp, Inc.	181,100	7,234,945
First Citizen Bancshares, Inc.	37,000	9,333,250
First Republic Bank	198,200	11,297,400
Hanmi Financial Corp.	321,800	6,349,114
Hilltop Holdings, Inc. (a)	559,200	10,401,120
M&T Bank Corp.	153,100	18,525,100
PacWest Bancorp	249,836	11,451,233
PNC Financial Services Group, Inc.	124,941	11,489,574
Prosperity Bancshares, Inc.	592,300	30,639,679
Regions Financial Corp.	2,388,000	22,948,680
Shinsei Bank Ltd.	2,293,000	4,408,694
SunTrust Banks, Inc.	690,700	28,318,700
UMB Financial Corp.	208,600	10,751,244
Wilshire Bancorp, Inc.	497,200	4,728,372
		265,250,420
TOTAL BANKS		509,188,731
CAPITAL MARKETS - 0.7%
Asset Management & Custody Banks - 0.7%
The Blackstone Group LP	114,400	4,285,424
CONSUMER FINANCE - 4.3%
Consumer Finance - 4.3%
Capital One Financial Corp.	278,600	21,928,606
Discover Financial Services	50,400	3,073,392
		25,001,998
INSURANCE - 1.2%
Property & Casualty Insurance - 1.2%
First American Financial Corp.	205,600	7,202,168

	Shares	Value
IT SERVICES - 1.3%
Data Processing & Outsourced Services - 1.3%
EVERTEC, Inc.	374,500	$ 7,808,325
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Mortgage REITs - 0.4%
Altisource Residential Corp. Class B	105,055	2,169,386
THRIFTS & MORTGAGE FINANCE - 3.9%
Thrifts & Mortgage Finance - 3.9%
BofI Holding, Inc. (a)	35,300	3,120,520
Farmer Mac Class C (non-vtg.)	42,100	1,344,674
Meridian Bancorp, Inc. (a)	571,165	7,076,734
Ocwen Financial Corp. (a)(d)	154,100	1,254,374
TFS Financial Corp.	705,600	9,948,960
		22,745,262
TOTAL COMMON STOCKS (Cost $494,581,964)		578,401,294
Nonconvertible Preferred Stocks - 0.6%

BANKS - 0.6%
Diversified Banks - 0.6%
Banco ABC Brasil SA (Cost $3,868,580)	756,700	3,185,404
Money Market Funds - 1.4%

Fidelity Cash Central Fund, 0.13% (b)	1,335,598	1,335,598
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	7,023,075	7,023,075
TOTAL MONEY MARKET FUNDS (Cost $8,358,673)		8,358,673
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $506,809,217)	589,945,371
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(5,310,007)
NET ASSETS - 100%	$ 584,635,364
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,234
Fidelity Securities Lending Cash Central Fund	66,632
Total	$ 76,866
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 578,401,294	$ 570,127,142	$ 8,274,152	$ -
Nonconvertible Preferred Stocks	3,185,404	3,185,404	-	-
Money Market Funds	8,358,673	8,358,673	-	-
Total Investments in Securities:	$ 589,945,371	$ 581,671,219	$ 8,274,152	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $6,574,606) - See accompanying schedule: Unaffiliated issuers (cost $498,450,544)	$ 581,586,698
Fidelity Central Funds (cost $8,358,673)	8,358,673
Total Investments (cost $506,809,217)		$ 589,945,371
Receivable for investments sold		2,953,111
Receivable for fund shares sold		242,041
Dividends receivable		820,323
Distributions receivable from Fidelity Central Funds		2,261
Prepaid expenses		2,333
Other receivables		3,682
Total assets		593,969,122

Liabilities
Payable for investments purchased	$ 1,226,997
Payable for fund shares redeemed	671,329
Accrued management fee	267,806
Other affiliated payables	110,030
Other payables and accrued expenses	34,521
Collateral on securities loaned, at value	7,023,075
Total liabilities		9,333,758

Net Assets		$ 584,635,364
Net Assets consist of:
Paid in capital		$ 488,477,261
Undistributed net investment income		955,180
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,067,532
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		83,135,391
Net Assets, for 22,282,681 shares outstanding		$ 584,635,364
Net Asset Value, offering price and redemption price per share ($584,635,364 ÷ 22,282,681 shares)		$ 26.24

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 12,808,420
Income from Fidelity Central Funds		76,866
Total income		12,885,286

Expenses
Management fee	$ 3,660,205
Transfer agent fees	1,275,795
Accounting and security lending fees	245,977
Custodian fees and expenses	17,141
Independent trustees' compensation	13,671
Registration fees	36,397
Audit	40,426
Legal	7,053
Interest	5,202
Miscellaneous	9,041
Total expenses before reductions	5,310,908
Expense reductions	(30,792)	5,280,116
Net investment income (loss)		7,605,170
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,488,368
Foreign currency transactions	(76,026)
Total net realized gain (loss)		43,412,342
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,727,853)
Assets and liabilities in foreign currencies	(2,429)
Total change in net unrealized appreciation (depreciation)		(23,730,282)
Net gain (loss)		19,682,060
Net increase (decrease) in net assets resulting from operations		$ 27,287,230

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,605,170	$ 8,142,210
Net realized gain (loss)	43,412,342	79,664,982
Change in net unrealized appreciation (depreciation)	(23,730,282)	79,045,980
Net increase (decrease) in net assets resulting from operations	27,287,230	166,853,172
Distributions to shareholders from net investment income	(8,667,459)	(5,835,222)
Distributions to shareholders from net realized gain	(28,732,272)	(15,904,464)
Total distributions	(37,399,731)	(21,739,686)
Share transactions Proceeds from sales of shares	218,322,401	391,060,219
Reinvestment of distributions	36,509,291	21,186,604
Cost of shares redeemed	(470,086,598)	(277,968,854)
Net increase (decrease) in net assets resulting from share transactions	(215,254,906)	134,277,969
Redemption fees	22,561	26,791
Total increase (decrease) in net assets	(225,344,846)	279,418,246

Net Assets
Beginning of period	809,980,210	530,561,964
End of period (including undistributed net investment income of $955,180 and undistributed net investment income of $2,398,723, respectively)	$ 584,635,364	$ 809,980,210
Other Information Shares
Sold	8,234,396	16,023,012
Issued in reinvestment of distributions	1,431,983	828,397
Redeemed	(18,407,235)	(11,613,739)
Net increase (decrease)	(8,740,856)	5,237,670

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 26.11	$ 20.58	$ 17.83	$ 18.92	$ 16.63
Income from Investment Operations
Net investment income (loss) B	.30	.29	.26	.09	(.01)
Net realized and unrealized gain (loss)	1.04	5.97	2.73	(1.11)	2.31
Total from investment operations	1.34	6.26	2.99	(1.02)	2.30
Distributions from net investment income	(.34)	(.20)	(.24)	(.07)	(.01)
Distributions from net realized gain	(.87)	(.53)	-	-	-
Total distributions	(1.21)	(.73)	(.24)	(.07)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 26.24	$ 26.11	$ 20.58	$ 17.83	$ 18.92
Total ReturnA	5.30%	30.48%	16.86%	(5.31)%	13.83%
Ratios to Average Net AssetsC,E
Expenses before reductions	.80%	.81%	.85%	.88%	.89%
Expenses net of fee waivers, if any	.80%	.81%	.85%	.88%	.89%
Expenses net of all reductions	.79%	.80%	.83%	.87%	.88%
Net investment income (loss)	1.14%	1.22%	1.37%	.55%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,635	$ 809,980	$ 530,562	$ 429,747	$ 518,317
Portfolio turnover rateD	65%	91%	69%	91%	73%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	7.43%	11.35%	7.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Christopher Lee, Portfolio Manager of Brokerage and Investment Management Portfolio: For the year, the fund returned 7.43%, lagging the 12.09% gain of the MSCI U.S. IMI Capital Markets 25-50 Index as well as the broad-based S&P 500 Index. Rising equity markets helped the industry, while interest-rate expectations and a slowdown in fixed-income trading weighed on the group. Security selection detracted from the fund's performance versus the MSCI industry index. In particular, overweightings in specialized boutique asset managers Virtus Investment Partners and Artisan Partners Asset Management hurt. Virtus got caught up in a regulatory dispute affecting one of its partners, and Artisan - which was added to the portfolio last April - had a couple of weak-performing products that hampered its asset inflows. On the investment banking & brokerage side, a stake in small-cap broker FXCM caused the most damage. The stock plunged when the Swiss National Bank unexpectedly announced in January that it would no longer peg the Swiss franc to the euro. By contrast, not owning some poor-performing asset managers and index components helped relative performance. I sold FXCM soon thereafter. In particular, I avoided Waddell & Reed Financial and Walter Investment Management. The former's shares fell as weak performance in one of its biggest offerings led to asset outflows, while the latter was pressured by regulatory scrutiny of the mortgage servicing business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Brokerage and Investment Management Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Ameriprise Financial, Inc.	7.9	7.0
Invesco Ltd.	7.0	7.2
BlackRock, Inc. Class A	6.4	5.8
Affiliated Managers Group, Inc.	6.2	5.6
State Street Corp.	6.1	5.5
E*TRADE Financial Corp.	5.9	4.4
Northern Trust Corp.	5.1	2.9
Franklin Resources, Inc.	5.1	6.5
Raymond James Financial, Inc.	4.7	4.4
Goldman Sachs Group, Inc.	4.3	2.9
	58.7
Top Industries (% of fund's net assets)
As of February 28, 2015
Capital Markets	85.4%
Banks	5.5%
Diversified Financial Services	4.7%
Insurance	1.1%
All Others*	3.3%

As of August 31, 2014
Capital Markets	85.9%
Banks	6.0%
Diversified Financial Services	4.6%
Insurance	0.8%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
BANKS - 5.5%
Diversified Banks - 5.5%
Barclays PLC	1,500,000	$ 5,939,748
Citigroup, Inc.	200,000	10,484,000
JPMorgan Chase & Co.	250,000	15,320,000
		31,743,748
CAPITAL MARKETS - 85.4%
Asset Management & Custody Banks - 58.6%
Affiliated Managers Group, Inc. (a)	165,000	35,709,300
Ameriprise Financial, Inc.	340,000	45,434,200
Artisan Partners Asset Management, Inc.	475,000	23,037,500
BlackRock, Inc. Class A	100,000	37,142,000
Franklin Resources, Inc.	550,000	29,606,500
Invesco Ltd.	1,000,000	40,270,000
KKR & Co. LP	450,000	10,282,500
Northern Trust Corp.	425,000	29,677,750
Oaktree Capital Group LLC Class A	225,000	12,105,000
SEI Investments Co.	200,000	8,608,000
State Street Corp.	475,000	35,363,750
The Blackstone Group LP	400,000	14,984,000
Virtus Investment Partners, Inc.	125,000	16,496,250
		338,716,750
Diversified Capital Markets - 1.2%
UBS Group AG	400,000	6,996,000
Investment Banking & Brokerage - 25.6%
Charles Schwab Corp.	600,000	17,604,000
E*TRADE Financial Corp. (a)	1,300,000	33,845,500
Goldman Sachs Group, Inc.	130,000	24,672,700
Greenhill & Co., Inc.	150,000	5,806,500
Lazard Ltd. Class A	40,000	2,035,200
Moelis & Co. Class A	200,000	6,436,000
Morgan Stanley	50,000	1,789,500
Raymond James Financial, Inc.	475,000	27,136,750
Stifel Financial Corp. (a)	350,000	19,169,500
TD Ameritrade Holding Corp.	250,000	9,067,500
		147,563,150
TOTAL CAPITAL MARKETS		493,275,900

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 4.7%
Specialized Finance - 4.7%
IntercontinentalExchange Group, Inc.	50,000	$ 11,768,000
McGraw Hill Financial, Inc.	150,000	15,465,000
		27,233,000
INSURANCE - 1.1%
Life & Health Insurance - 1.1%
St. James's Place Capital PLC	450,000	6,586,064
TOTAL COMMON STOCKS (Cost $449,380,916)		558,838,712
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.13% (b) (Cost $15,666,475)	15,666,475	15,666,475
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $465,047,391)	574,505,187
NET OTHER ASSETS (LIABILITIES) - 0.6%	3,447,944
NET ASSETS - 100%	$ 577,953,131
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,028
Fidelity Securities Lending Cash Central Fund	10,517
Total	$ 27,545
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 558,838,712	$ 552,898,964	$ 5,939,748	$ -
Money Market Funds	15,666,475	15,666,475	-	-
Total Investments in Securities:	$ 574,505,187	$ 568,565,439	$ 5,939,748	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.3%
Bermuda	7.4%
United Kingdom	2.1%
Switzerland	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $449,380,916)	$ 558,838,712
Fidelity Central Funds (cost $15,666,475)	15,666,475
Total Investments (cost $465,047,391)		$ 574,505,187
Receivable for investments sold		4,060,893
Receivable for fund shares sold		106,846
Dividends receivable		603,164
Distributions receivable from Fidelity Central Funds		1,592
Prepaid expenses		2,361
Other receivables		12,628
Total assets		579,292,671

Liabilities
Payable for fund shares redeemed	$ 921,651
Accrued management fee	264,303
Transfer agent fee payable	89,666
Other affiliated payables	17,988
Other payables and accrued expenses	45,932
Total liabilities		1,339,540

Net Assets		$ 577,953,131
Net Assets consist of:
Paid in capital		$ 464,168,275
Undistributed net investment income		684,052
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,643,008
Net unrealized appreciation (depreciation) on investments		109,457,796
Net Assets, for 7,728,784 shares outstanding		$ 577,953,131
Net Asset Value, offering price and redemption price per share ($577,953,131 ÷ 7,728,784 shares)		$ 74.78

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 13,213,371
Income from Fidelity Central Funds		27,545
Total income		13,240,916

Expenses
Management fee	$ 3,450,843
Transfer agent fees	1,165,661
Accounting and security lending fees	230,560
Custodian fees and expenses	18,018
Independent trustees' compensation	12,994
Registration fees	28,751
Audit	39,185
Legal	4,985
Interest	520
Miscellaneous	9,362
Total expenses before reductions	4,960,879
Expense reductions	(10,892)	4,949,987
Net investment income (loss)		8,290,929
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,205,063
Foreign currency transactions	(3,322)
Total net realized gain (loss)		17,201,741
Change in net unrealized appreciation (depreciation) on: Investment securities	15,365,166
Assets and liabilities in foreign currencies	3,645
Total change in net unrealized appreciation (depreciation)		15,368,811
Net gain (loss)		32,570,552
Net increase (decrease) in net assets resulting from operations		$ 40,861,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,290,929	$ 11,110,682
Net realized gain (loss)	17,201,741	82,890,650
Change in net unrealized appreciation (depreciation)	15,368,811	72,437,416
Net increase (decrease) in net assets resulting from operations	40,861,481	166,438,748
Distributions to shareholders from net investment income	(6,687,809)	(4,659,584)
Distributions to shareholders from net realized gain	(13,758,502)	(192,147)
Total distributions	(20,446,311)	(4,851,731)
Share transactions Proceeds from sales of shares	44,436,800	554,727,078
Reinvestment of distributions	19,563,162	4,673,424
Cost of shares redeemed	(340,693,447)	(491,582,846)
Net increase (decrease) in net assets resulting from share transactions	(276,693,485)	67,817,656
Redemption fees	9,496	44,045
Total increase (decrease) in net assets	(256,268,819)	229,448,718

Net Assets
Beginning of period	834,221,950	604,773,232
End of period (including undistributed net investment income of $684,052 and undistributed net investment income of $956,539, respectively)	$ 577,953,131	$ 834,221,950
Other Information Shares
Sold	606,214	8,304,983
Issued in reinvestment of distributions	261,782	63,949
Redeemed	(4,726,727)	(7,582,311)
Net increase (decrease)	(3,858,731)	786,621

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 71.99	$ 55.99	$ 47.28	$ 54.11	$ 47.32
Income from Investment Operations
Net investment income (loss) B	.96	.99	1.31	.26	.39
Net realized and unrealized gain (loss)	4.39	15.41	8.52	(6.56)	6.71
Total from investment operations	5.35	16.40	9.83	(6.30)	7.10
Distributions from net investment income	(.83)	(.39)	(1.12)	(.53)	(.31)
Distributions from net realized gain	(1.73)	(.02)	-	-	-
Total distributions	(2.56)	(.40) H	(1.12)	(.53)	(.31)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 74.78	$ 71.99	$ 55.99	$ 47.28	$ 54.11
Total ReturnA	7.43%	29.29%	21.08%	(11.51)%	15.03%
Ratios to Average Net AssetsC,E
Expenses before reductions	.79%	.82%	.87%	.89%	.88%
Expenses net of fee waivers, if any	.79%	.82%	.87%	.89%	.88%
Expenses net of all reductions	.79%	.80%	.78%	.85%	.86%
Net investment income (loss)	1.32%	1.52%	2.72%	.57%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 577,953	$ 834,222	$ 604,773	$ 413,228	$ 551,976
Portfolio turnover rateD	31%	182%	308%	294%	153%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.40 per share is comprised of distributions from net investment income of $.388 and distributions from net realized gain of $.016 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Consumer Finance PortfolioA	7.69%	13.53%	-5.32%

A Prior to December 1, 2010, Consumer Finance Portfolio was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Shilpa Mehra, Portfolio Manager of Consumer Finance Portfolio: For the year, the fund returned 7.69%, outpacing the 6.70% advance of the S&P® Consumer Finance Index but lagging the broad-based S&P 500®. Higher consumer spending helped parts of the industry, while declining interest rates hampered other segments. An overweighting in the data processing & outsourced services group gave the biggest boost to performance versus the industry index. Top contributors here included an out-of-index stake in Total System Services, a credit card processor for banks. It benefited from improved pricing, new business wins and a more shareholder-friendly management team. Security selection in the consumer finance group also aided performance. Winners included subprime installment lender Springleaf Holdings, which saw its stock benefit from the sale of legacy real estate assets and speculation that the company would acquire a competitor. An underweighting and disappointing stock picks among mortgage real estate investment trusts (REITs) hampered performance versus the index. The biggest individual disappointment, however, was TFS Financial within the thrifts & mortgage finance segment. The fund was underexposed, as the company's capital allocation policies and declining interest rates helped boost its return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Finance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	8.6	6.5
Capital One Financial Corp.	6.2	8.6
MasterCard, Inc. Class A	6.2	6.2
Navient Corp.	5.7	0.6
Springleaf Holdings, Inc.	5.5	2.1
Alliance Data Systems Corp.	4.5	1.2
American Capital Agency Corp.	4.4	2.4
Santander Consumer U.S.A. Holdings, Inc.	4.3	0.0
American Express Co.	4.2	5.8
Ally Financial, Inc.	3.6	0.0
	53.2
Top Industries (% of fund's net assets)
As of February 28, 2015
Consumer Finance	40.0%
IT Services	27.5%
Thrifts & Mortgage Finance	19.3%
Real Estate Investment Trusts	12.5%
Capital Markets	1.0%
All Others*	(0.3)%

As of August 31, 2014
Consumer Finance	31.8%
IT Services	21.6%
Thrifts & Mortgage Finance	16.9%
Banks	16.6%
Real Estate Investment Trusts	8.8%
All Others*	4.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Finance Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 100.6%
	Shares	Value
CAPITAL MARKETS - 1.0%
Investment Banking & Brokerage - 1.0%
E*TRADE Financial Corp. (a)	49,900	$ 1,299,147
CONSUMER FINANCE - 40.0%
Consumer Finance - 40.0%
Ally Financial, Inc. (a)	236,200	4,908,236
American Express Co.	69,600	5,678,664
Capital One Financial Corp.	106,500	8,382,615
Cash America International, Inc.	26,419	570,122
Credit Acceptance Corp. (a)	14,875	2,726,588
Discover Financial Services	54,300	3,311,214
Enova International, Inc. (a)	23,373	539,683
First Cash Financial Services, Inc. (a)	23,900	1,150,546
Navient Corp.	357,700	7,654,780
Nelnet, Inc. Class A	31,400	1,463,868
Santander Consumer U.S.A. Holdings, Inc.	258,700	5,828,511
SLM Corp.	447,700	4,239,719
Springleaf Holdings, Inc. (a)(d)	193,000	7,420,850
		53,875,396
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Specialized Finance - 0.3%
PHH Corp. (a)	18,000	437,040
IT SERVICES - 27.5%
Data Processing & Outsourced Services - 27.5%
Alliance Data Systems Corp. (a)	21,600	6,015,816
EVERTEC, Inc.	8,008	166,967
Fidelity National Information Services, Inc.	21,600	1,459,944
Fiserv, Inc. (a)	17,600	1,374,032
Global Payments, Inc.	30,200	2,774,172
MasterCard, Inc. Class A	92,400	8,328,012
Total System Services, Inc.	110,100	4,205,820
Vantiv, Inc. (a)	31,300	1,157,787
Visa, Inc. Class A	42,584	11,553,462
		37,036,012
REAL ESTATE INVESTMENT TRUSTS - 12.5%
Mortgage REITs - 12.5%
Altisource Residential Corp. Class B	33,500	691,775
American Capital Agency Corp.	274,700	5,888,195
Annaly Capital Management, Inc.	130,500	1,385,910
Capstead Mortgage Corp.	38,700	463,239
Chimera Investment Corp.	858,400	2,755,464
Hatteras Financial Corp.	83,700	1,535,895
Invesco Mortgage Capital, Inc.	62,457	997,438
MFA Financial, Inc.	135,000	1,074,600
New Residential Investment Corp.	39,150	591,557
Redwood Trust, Inc. (d)	77,200	1,476,064
		16,860,137

	Shares	Value
THRIFTS & MORTGAGE FINANCE - 19.3%
Thrifts & Mortgage Finance - 19.3%
BofI Holding, Inc. (a)	4,200	$ 371,280
Capitol Federal Financial, Inc.	52,600	652,766
EverBank Financial Corp.	57,200	1,028,456
Flagstar Bancorp, Inc. (a)	300	4,437
Hudson City Bancorp, Inc.	299,685	2,924,926
Meridian Bancorp, Inc. (a)	45,400	562,506
MGIC Investment Corp. (a)	396,528	3,620,301
Nationstar Mortgage Holdings, Inc. (a)(d)	78,100	2,081,365
New York Community Bancorp, Inc. (d)	252,400	4,192,364
Northfield Bancorp, Inc.	200	2,894
Ocwen Financial Corp. (a)(d)	111,100	904,354
People's United Financial, Inc.	31,300	473,569
Provident Financial Services, Inc.	8,000	145,600
Radian Group, Inc.	192,765	3,047,615
TFS Financial Corp.	271,400	3,826,740
United Financial Bancorp, Inc. New	44,700	553,833
Washington Federal, Inc.	43,800	925,056
WSFS Financial Corp.	7,800	606,372
		25,924,434
TOTAL COMMON STOCKS (Cost $107,532,739)		135,432,166
Money Market Funds - 5.4%

Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c) (Cost $7,226,675)	7,226,675	7,226,675
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $114,759,414)	142,658,841
NET OTHER ASSETS (LIABILITIES) - (6.0)%	(8,090,151)
NET ASSETS - 100%	$ 134,568,690
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 943
Fidelity Securities Lending Cash Central Fund	145,593
Total	$ 146,536
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $6,853,381) - See accompanying schedule: Unaffiliated issuers (cost $107,532,739)	$ 135,432,166
Fidelity Central Funds (cost $7,226,675)	7,226,675
Total Investments (cost $114,759,414)		$ 142,658,841
Receivable for investments sold		1,702,760
Receivable for fund shares sold		125,889
Dividends receivable		98,788
Distributions receivable from Fidelity Central Funds		4,536
Prepaid expenses		592
Other receivables		916
Total assets		144,592,322

Liabilities
Payable to custodian bank	$ 1,556,964
Payable for investments purchased	504,604
Payable for fund shares redeemed	607,250
Distributions payable	113
Accrued management fee	62,770
Other affiliated payables	32,833
Other payables and accrued expenses	32,423
Collateral on securities loaned, at value	7,226,675
Total liabilities		10,023,632

Net Assets		$ 134,568,690
Net Assets consist of:
Paid in capital		$ 117,281,677
Undistributed net investment income		39,403
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,651,817)
Net unrealized appreciation (depreciation) on investments		27,899,427
Net Assets, for 9,604,736 shares outstanding		$ 134,568,690
Net Asset Value, offering price and redemption price per share ($134,568,690 ÷ 9,604,736 shares)		$ 14.01

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 3,708,960
Income from Fidelity Central Funds		146,536
Total income		3,855,496

Expenses
Management fee	$ 910,808
Transfer agent fees	395,429
Accounting and security lending fees	66,610
Custodian fees and expenses	9,870
Independent trustees' compensation	3,556
Registration fees	24,706
Audit	40,294
Legal	1,211
Interest	143
Miscellaneous	5,359
Total expenses before reductions	1,457,986
Expense reductions	(321)	1,457,665
Net investment income (loss)		2,397,831
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,581,049
Foreign currency transactions	(14)
Total net realized gain (loss)		33,581,035
Change in net unrealized appreciation (depreciation) on investment securities		(24,753,049)
Net gain (loss)		8,827,986
Net increase (decrease) in net assets resulting from operations		$ 11,225,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,397,831	$ 5,927,353
Net realized gain (loss)	33,581,035	34,649,129
Change in net unrealized appreciation (depreciation)	(24,753,049)	20,933,018
Net increase (decrease) in net assets resulting from operations	11,225,817	61,509,500
Distributions to shareholders from net investment income	(2,831,537)	(5,610,392)
Distributions to shareholders from net realized gain	(32,268,529)	(37,860,128)
Total distributions	(35,100,066)	(43,470,520)
Share transactions Proceeds from sales of shares	25,556,687	129,379,846
Reinvestment of distributions	34,016,855	42,335,822
Cost of shares redeemed	(151,354,434)	(243,098,406)
Net increase (decrease) in net assets resulting from share transactions	(91,780,892)	(71,382,738)
Redemption fees	2,139	9,208
Total increase (decrease) in net assets	(115,653,002)	(53,334,550)

Net Assets
Beginning of period	250,221,692	303,556,242
End of period (including undistributed net investment income of $39,403 and undistributed net investment income of $459,666, respectively)	$ 134,568,690	$ 250,221,692
Other Information Shares
Sold	1,651,346	7,887,236
Issued in reinvestment of distributions	2,357,659	2,727,248
Redeemed	(9,885,257)	(14,882,954)
Net increase (decrease)	(5,876,252)	(4,268,470)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 15.37	$ 12.62	$ 11.97	$ 11.58
Income from Investment Operations
Net investment income (loss) B	.22	.34	.28	.22	.19
Net realized and unrealized gain (loss)	.95	3.18	2.72	.64	.48
Total from investment operations	1.17	3.52	3.00	.86	.67
Distributions from net investment income	(.30)	(.40)	(.24)	(.20)	(.28)
Distributions from net realized gain	(3.03)	(2.33)	(.01)	(.01)	-
Total distributions	(3.32)H	(2.73)	(.25)	(.21)	(.28)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 14.01	$ 16.16	$ 15.37	$ 12.62	$ 11.97
Total ReturnA	7.69%	24.31%	23.92%	7.41%	5.83%
Ratios to Average Net AssetsC,E
Expenses before reductions	.88%	.85%	.89%	.95%	1.01%
Expenses net of fee waivers, if any	.88%	.85%	.89%	.95%	1.01%
Expenses net of all reductions	.88%	.83%	.86%	.94%	.98%
Net investment income (loss)	1.45%	2.07%	1.98%	1.96%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,569	$ 250,222	$ 303,556	$ 166,391	$ 102,081
Portfolio turnover rateD	71%	89%	79%	113%	161%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $3.32 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $3.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	11.87%	9.42%	1.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Christopher Lee, Portfolio Manager of Financial Services Portfolio: For the year, the fund returned 11.87%, lagging the 13.16% advance of the MSCI U.S. IMI Financials 25-50 Index, as well as the broad-based S&P 500® Index. An improved economic backdrop generally helped the sector, but low interest rates kept a lid on returns in the bank and insurance segments. Security selection within thrifts & mortgage finance and underexposure to the strong-performing real estate investment trusts (REITs) group hindered the fund's performance versus the sector benchmark. Individual detractors included subprime mortgage servicer Ocwen Financial, which saw a steep share price decline as regulators investigated the company's fast growth and reached a settlement that included years of oversight and the CEO/founder's resignation. An investment in small-cap foreign exchange broker FXCM also hurt, as the company suffered near-fatal losses from unexpected news that the Swiss franc would no longer be pegged to the euro. FXCM was sold from the portfolio by period end. By contrast, stock picks in consumer finance helped versus the index. In particular, largely avoiding sizable index component American Express was the right call, as slowing volume growth, a strong U.S. dollar and uncertainty around pending litigation pressured the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Financial Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	5.2	4.9
JPMorgan Chase & Co.	5.1	5.2
Berkshire Hathaway, Inc. Class B	4.7	4.6
Bank of America Corp.	4.4	5.1
U.S. Bancorp	4.2	4.5
Capital One Financial Corp.	3.7	4.1
American Tower Corp.	3.5	3.8
Wells Fargo & Co.	3.3	3.8
McGraw Hill Financial, Inc.	2.9	1.9
Invesco Ltd.	2.4	2.5
	39.4
Top Industries (% of fund's net assets)
As of February 28, 2015
Banks	28.0%
Real Estate Investment Trusts	13.1%
Capital Markets	12.2%
Insurance	11.5%
Diversified Financial Services	9.9%
All Others*	25.3%

As of August 31, 2014
Banks	28.9%
Capital Markets	14.4%
Insurance	13.2%
Real Estate Investment Trusts	10.5%
Diversified Financial Services	8.9%
All Others*	24.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Financial Services Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
BANKS - 28.0%
Diversified Banks - 23.1%
Bank of America Corp.	3,894,217	$ 61,567,571
Citigroup, Inc.	1,364,480	71,526,038
Comerica, Inc.	274,400	12,562,032
JPMorgan Chase & Co.	1,156,710	70,883,189
U.S. Bancorp	1,316,184	58,714,968
Wells Fargo & Co.	826,601	45,289,469
		320,543,267
Regional Banks - 4.9%
CoBiz, Inc.	438,065	4,945,754
Fifth Third Bancorp	1,096,828	21,234,590
Popular, Inc. (a)	176,169	6,079,592
Prosperity Bancshares, Inc.	259,300	13,413,589
SunTrust Banks, Inc.	548,400	22,484,400
		68,157,925
TOTAL BANKS		388,701,192
CAPITAL MARKETS - 12.2%
Asset Management & Custody Banks - 9.2%
Affiliated Managers Group, Inc. (a)	60,683	13,133,015
Ameriprise Financial, Inc.	178,240	23,818,211
Artisan Partners Asset Management, Inc.	322,900	15,660,650
Invesco Ltd.	822,510	33,122,478
Oaktree Capital Group LLC Class A	258,500	13,907,300
The Blackstone Group LP	740,304	27,731,788
		127,373,442
Diversified Capital Markets - 0.6%
Close Brothers Group PLC	302,200	7,656,110
Investment Banking & Brokerage - 2.4%
E*TRADE Financial Corp. (a)	680,544	17,717,963
Raymond James Financial, Inc.	276,961	15,822,782
		33,540,745
TOTAL CAPITAL MARKETS		168,570,297
CONSUMER FINANCE - 6.6%
Consumer Finance - 6.6%
American Express Co.	54,900	4,479,291
Capital One Financial Corp.	654,516	51,516,954
Navient Corp.	959,659	20,536,703
Springleaf Holdings, Inc. (a)	403,813	15,526,610
		92,059,558
DIVERSIFIED CONSUMER SERVICES - 1.1%
Specialized Consumer Services - 1.1%
H&R Block, Inc.	442,672	15,117,249

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 9.9%
Multi-Sector Holdings - 4.7%
Berkshire Hathaway, Inc. Class B (a)	438,990	$ 64,711,516
Specialized Finance - 5.2%
IntercontinentalExchange Group, Inc.	137,147	32,278,918
McGraw Hill Financial, Inc.	383,876	39,577,616
		71,856,534
TOTAL DIVERSIFIED FINANCIAL SERVICES		136,568,050
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Health Care Facilities - 1.3%
Brookdale Senior Living, Inc. (a)	464,800	17,434,648
INSURANCE - 11.5%
Insurance Brokers - 2.9%
Arthur J. Gallagher & Co.	219,900	10,333,101
Brown & Brown, Inc.	331,100	10,641,554
Marsh & McLennan Companies, Inc.	329,164	18,726,140
		39,700,795
Life & Health Insurance - 2.8%
MetLife, Inc.	109,750	5,578,593
Prudential PLC	419,950	10,539,172
Torchmark Corp.	427,200	22,748,400
		38,866,165
Property & Casualty Insurance - 5.8%
Allstate Corp.	464,300	32,779,580
FNF Group	493,600	18,124,992
The Travelers Companies, Inc.	274,212	29,461,337
		80,365,909
TOTAL INSURANCE		158,932,869
INTERNET SOFTWARE & SERVICES - 1.1%
Internet Software & Services - 1.1%
eBay, Inc. (a)	276,000	15,983,160
IT SERVICES - 5.0%
Data Processing & Outsourced Services - 5.0%
EVERTEC, Inc.	630,270	13,141,130
Fiserv, Inc. (a)	274,210	21,407,575
The Western Union Co.	717,440	14,004,429
Visa, Inc. Class A	77,000	20,890,870
		69,444,004
REAL ESTATE INVESTMENT TRUSTS - 13.1%
Mortgage REITs - 4.2%
Altisource Residential Corp. Class B	712,900	14,721,385
Blackstone Mortgage Trust, Inc.	413,900	11,965,849
NorthStar Realty Finance Corp.	963,700	18,522,314
Redwood Trust, Inc. (d)	686,386	13,123,700
		58,333,248
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Office REITs - 1.4%
Boston Properties, Inc.	137,100	$ 18,838,911
Residential REITs - 1.3%
Essex Property Trust, Inc.	82,300	18,305,989
Retail REITs - 1.4%
WP Glimcher, Inc.	1,091,189	18,910,305
Specialized REITs - 4.8%
American Tower Corp.	490,672	48,645,222
Outfront Media, Inc.	601,329	18,009,804
		66,655,026
TOTAL REAL ESTATE INVESTMENT TRUSTS		181,043,479
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.8%
Real Estate Services - 3.8%
CBRE Group, Inc. (a)	956,231	32,760,474
Realogy Holdings Corp. (a)	439,300	20,207,800
		52,968,274
THRIFTS & MORTGAGE FINANCE - 0.7%
Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (a)	234,700	2,142,811
Ocwen Financial Corp. (a)(d)	774,480	6,304,267
Radian Group, Inc.	99,900	1,579,419
		10,026,497
TRADING COMPANIES & DISTRIBUTORS - 0.9%
Trading Companies & Distributors - 0.9%
AerCap Holdings NV (a)	274,200	12,201,900
TOTAL COMMON STOCKS (Cost $1,131,950,182)		1,319,051,177
Money Market Funds - 5.9%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	68,137,767	$ 68,137,767
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	13,085,600	13,085,600
TOTAL MONEY MARKET FUNDS (Cost $81,223,367)		81,223,367
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,213,173,549)	1,400,274,544
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(14,784,987)
NET ASSETS - 100%	$ 1,385,489,557
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,404
Fidelity Securities Lending Cash Central Fund	261,001
Total	$ 312,405
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,319,051,177	$ 1,308,512,005	$ 10,539,172	$ -
Money Market Funds	81,223,367	81,223,367	-	-
Total Investments in Securities:	$ 1,400,274,544	$ 1,389,735,372	$ 10,539,172	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $11,563,436) - See accompanying schedule: Unaffiliated issuers (cost $1,131,950,182)	$ 1,319,051,177
Fidelity Central Funds (cost $81,223,367)	81,223,367
Total Investments (cost $1,213,173,549)		$ 1,400,274,544
Receivable for investments sold		558,535
Receivable for fund shares sold		539,672
Dividends receivable		1,069,363
Distributions receivable from Fidelity Central Funds		13,064
Prepaid expenses		4,663
Other receivables		5,105
Total assets		1,402,464,946

Liabilities
Payable for investments purchased	$ 2,364,316
Payable for fund shares redeemed	619,185
Accrued management fee	627,441
Other affiliated payables	224,757
Other payables and accrued expenses	54,090
Collateral on securities loaned, at value	13,085,600
Total liabilities		16,975,389

Net Assets		$ 1,385,489,557
Net Assets consist of:
Paid in capital		$1,205,519,658
Distributions in excess of net investment income		(1,448,929)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,681,459)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		187,100,287
Net Assets, for 15,595,891 shares outstanding		$ 1,385,489,557
Net Asset Value, offering price and redemption price per share ($1,385,489,557 ÷ 15,595,891 shares)		$ 88.84

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 20,565,286
Income from Fidelity Central Funds		312,405
Total income		20,877,691

Expenses
Management fee	$ 6,483,725
Transfer agent fees	2,174,113
Accounting and security lending fees	384,927
Custodian fees and expenses	33,648
Independent trustees' compensation	21,736
Registration fees	47,815
Audit	48,006
Legal	8,072
Miscellaneous	13,024
Total expenses before reductions	9,215,066
Expense reductions	(21,212)	9,193,854
Net investment income (loss)		11,683,837
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,888,816
Redemptions in-kind with affiliated entities	13,438,259
Foreign currency transactions	10,328
Total net realized gain (loss)		23,337,403
Change in net unrealized appreciation (depreciation) on: Investment securities	97,279,358
Assets and liabilities in foreign currencies	(1,935)
Total change in net unrealized appreciation (depreciation)		97,277,423
Net gain (loss)		120,614,826
Net increase (decrease) in net assets resulting from operations		$ 132,298,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,683,837	$ 9,858,463
Net realized gain (loss)	23,337,403	90,918,076
Change in net unrealized appreciation (depreciation)	97,277,423	44,695,581
Net increase (decrease) in net assets resulting from operations	132,298,663	145,472,120
Distributions to shareholders from net investment income	(13,087,799)	(6,729,366)
Distributions to shareholders from net realized gain	(11,512,848)	-
Total distributions	(24,600,647)	(6,729,366)
Share transactions Proceeds from sales of shares	1,131,831,200	225,300,994
Reinvestment of distributions	24,263,067	6,569,326
Cost of shares redeemed	(657,834,771)	(207,165,684)
Net increase (decrease) in net assets resulting from share transactions	498,259,496	24,704,636
Redemption fees	7,756	17,661
Total increase (decrease) in net assets	605,965,268	163,465,051

Net Assets
Beginning of period	779,524,289	616,059,238
End of period (including distributions in excess of net investment income of $1,448,929 and undistributed net investment income of $1,137,853, respectively)	$ 1,385,489,557	$ 779,524,289
Other Information Shares
Sold	13,593,841	2,986,460
Issued in reinvestment of distributions	273,356	83,052
Redeemed	(7,906,401)	(2,831,630)
Net increase (decrease)	5,960,796	237,882

Financial Highlights

Years ended February 28,	2015	2014	2013	2012F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 80.90	$ 65.56	$ 57.57	$ 62.81	$ 59.32
Income from Investment Operations
Net investment income (loss) B	.84	1.06	.99	.21	.17
Net realized and unrealized gain (loss)	8.75	15.03	7.75	(5.31)	3.49
Total from investment operations	9.59	16.09	8.74	(5.10)	3.66
Distributions from net investment income	(.89)	(.75)	(.75)	(.14)	(.18)
Distributions from net realized gain	(.76)	-	-	-	-
Total distributions	(1.65)	(.75)	(.75)	(.14)	(.18)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 88.84	$ 80.90	$ 65.56	$ 57.57	$ 62.81
Total ReturnA	11.87%	24.56%	15.26%	(8.07)%	6.21%
Ratios to Average Net AssetsC, E
Expenses before reductions	.78%	.83%	.87%	.90%	.92%
Expenses net of fee waivers, if any	.78%	.83%	.87%	.90%	.92%
Expenses net of all reductions	.78%	.81%	.78%	.84%	.88%
Net investment income (loss)	.99%	1.43%	1.66%	.39%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,385,490	$ 779,524	$ 616,059	$ 439,012	$ 512,227
Portfolio turnover rateD	42%H	197%	271%	384%	242%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	13.01%	15.24%	5.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Peter Deutsch, Portfolio Manager of Insurance Portfolio: For the year, the fund returned 13.01%, versus 12.86% for the MSCI U.S. IMI Insurance 25-50 Index and 15.51% for the broad-based S&P 500® Index. Within the MSCI industry benchmark, property and casualty (P&C) insurance and reinsurance stocks benefited from one of the lightest catastrophe years in two decades, while the life & health and multi-line insurance segments were hit hard by declining interest rates. Versus the MSCI index, the fund gained from not owning multi-line insurer Genworth Financial when news broke that the company had overstated the profitability of its long-term care business, causing the stock to fall sharply. I later initiated a small position. An out-of-index stake in insurance-focused conglomerate Berkshire Hathaway also boosted our result, as its underlying businesses, including auto insurer Geico, helped drive a gain. By contrast, security selection in life & health insurance modestly detracted from relative performance. A bias toward higher-quality insurers with international exposure also hurt as the U.S. dollar strengthened. Among individual stocks, a modest underweighting in mortgage title insurer Fidelity National Financial nicked relative performance, as a restructuring helped drive the stock higher. This position was sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Insurance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	11.4	10.8
MetLife, Inc.	8.2	9.1
ACE Ltd.	7.3	7.1
The Chubb Corp.	5.6	6.4
Marsh & McLennan Companies, Inc.	5.4	5.6
The Travelers Companies, Inc.	5.3	4.7
Allstate Corp.	5.1	4.9
Prudential Financial, Inc.	4.8	5.7
AFLAC, Inc.	4.7	5.3
Principal Financial Group, Inc.	3.1	3.6
	60.9
Top Industries (% of fund's net assets)
As of February 28, 2015
Insurance	96.2%
Diversified Financial Services	1.5%
Capital Markets	0.6%
Banks	0.0%
All Others*	1.7%

As of August 31, 2014
Insurance	97.5%
Diversified Financial Services	2.0%
Auto Components	0.0%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Insurance Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
BANKS - 0.0%
Regional Banks - 0.0%
Hilltop Holdings, Inc. (a)	500	$ 9,300
CAPITAL MARKETS - 0.6%
Asset Management & Custody Banks - 0.6%
Ares Management LP	118,200	2,399,460
DIVERSIFIED FINANCIAL SERVICES - 1.5%
Multi-Sector Holdings - 1.5%
Berkshire Hathaway, Inc. Class B (a)	41,700	6,146,997
INSURANCE - 96.2%
Insurance Brokers - 11.8%
Aon PLC	85,200	8,550,672
Arthur J. Gallagher & Co.	161,700	7,598,283
Brown & Brown, Inc.	180,200	5,791,628
Marsh & McLennan Companies, Inc.	379,300	21,578,377
Willis Group Holdings PLC	79,900	3,812,828
		47,331,788
Life & Health Insurance - 26.3%
AFLAC, Inc.	306,600	19,085,850
American Equity Investment Life Holding Co.	600	17,094
CNO Financial Group, Inc.	325,900	5,299,134
FBL Financial Group, Inc. Class A	300	17,352
Lincoln National Corp.	3,600	207,504
MetLife, Inc.	651,075	33,094,142
Primerica, Inc.	59,500	3,138,030
Principal Financial Group, Inc.	244,700	12,521,299
Prudential Financial, Inc.	236,989	19,160,561
StanCorp Financial Group, Inc.	31,600	2,090,656
Torchmark Corp.	81,400	4,334,550
Unum Group	198,564	6,663,808
		105,629,980
Multi-Line Insurance - 16.9%
American International Group, Inc.	828,100	45,818,773
Assurant, Inc.	63,200	3,872,264
Genworth Financial, Inc. Class A (a)	325,900	2,525,725
Hartford Financial Services Group, Inc.	268,200	10,985,472
Loews Corp.	91,300	3,744,213
Zurich Insurance Group AG	3,737	1,194,774
		68,141,221
Property & Casualty Insurance - 36.4%
ACE Ltd.	256,149	29,203,547
Allied World Assurance Co.	170,400	6,892,680
Allstate Corp.	290,500	20,509,300
AmTrust Financial Services, Inc. (d)	31,600	1,703,240
Arch Capital Group Ltd. (a)	10,300	609,348
Argo Group International Holdings, Ltd.	19,910	953,888
Assured Guaranty Ltd.	110,200	2,922,504

	Shares	Value
Axis Capital Holdings Ltd.	17,000	$ 881,110
Beazley PLC	280,296	1,251,902
Employers Holdings, Inc.	800	18,872
esure Group PLC	253,200	937,385
First American Financial Corp.	67,600	2,368,028
FNF Group	63,900	2,346,408
FNFV Group (a)	21,299	317,142
Hanover Insurance Group, Inc.	48,100	3,378,544
Hiscox Ltd.	278,728	3,403,786
Markel Corp. (a)	7,600	5,665,344
MBIA, Inc. (a)	900	8,100
Meadowbrook Insurance Group, Inc.	700	5,852
Mercury General Corp.	200	10,906
ProAssurance Corp.	105,100	4,728,449
Progressive Corp.	173,400	4,621,110
Selective Insurance Group, Inc.	87,200	2,374,456
The Chubb Corp.	224,958	22,597,031
The Travelers Companies, Inc.	196,900	21,154,936
W.R. Berkley Corp.	25,000	1,247,750
XL Group PLC Class A	172,900	6,258,980
		146,370,598
Reinsurance - 4.8%
Alleghany Corp. (a)	25	11,814
Everest Re Group Ltd.	3,200	567,776
Maiden Holdings Ltd.	700	10,017
Muenchener Rueckversicherungs AG	16,700	3,466,649
PartnerRe Ltd.	15,500	1,774,750
Reinsurance Group of America, Inc.	97,833	8,737,465
Validus Holdings Ltd.	109,900	4,576,236
		19,144,707
TOTAL INSURANCE		386,618,294
TOTAL COMMON STOCKS (Cost $294,478,707)		395,174,051
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.13% (b)	5,385,440	5,385,440
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	1,764,000	1,764,000
TOTAL MONEY MARKET FUNDS (Cost $7,149,440)		7,149,440
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $301,628,147)	402,323,491
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(505,290)
NET ASSETS - 100%	$ 401,818,201
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,498
Fidelity Securities Lending Cash Central Fund	81,406
Total	$ 84,904
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	80.8%
Switzerland	9.3%
Bermuda	3.8%
Ireland	2.6%
United Kingdom	2.3%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $1,697,850) - See accompanying schedule: Unaffiliated issuers (cost $294,478,707)	$ 395,174,051
Fidelity Central Funds (cost $7,149,440)	7,149,440
Total Investments (cost $301,628,147)		$ 402,323,491
Receivable for investments sold		1,004,682
Receivable for fund shares sold		321,703
Dividends receivable		759,942
Distributions receivable from Fidelity Central Funds		2,338
Prepaid expenses		1,527
Other receivables		817
Total assets		404,414,500

Liabilities
Payable for fund shares redeemed	$ 541,074
Accrued management fee	182,995
Other affiliated payables	75,329
Other payables and accrued expenses	32,901
Collateral on securities loaned, at value	1,764,000
Total liabilities		2,596,299

Net Assets		$ 401,818,201
Net Assets consist of:
Paid in capital		$ 299,083,599
Undistributed net investment income		646,580
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,393,126
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		100,694,896
Net Assets, for 6,008,942 shares outstanding		$ 401,818,201
Net Asset Value, offering price and redemption price per share ($401,818,201 ÷ 6,008,942 shares)		$ 66.87

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 8,887,752
Income from Fidelity Central Funds		84,904
Total income		8,972,656

Expenses
Management fee	$ 2,192,510
Transfer agent fees	753,971
Accounting and security lending fees	155,383
Custodian fees and expenses	14,078
Independent trustees' compensation	7,908
Registration fees	33,130
Audit	38,129
Legal	3,116
Interest	688
Miscellaneous	14,808
Total expenses before reductions	3,213,721
Expense reductions	(561)	3,213,160
Net investment income (loss)		5,759,496
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,117,532
Foreign currency transactions	(9,682)
Total net realized gain (loss)		22,107,850
Change in net unrealized appreciation (depreciation) on: Investment securities	21,062,711
Assets and liabilities in foreign currencies	(1,874)
Total change in net unrealized appreciation (depreciation)		21,060,837
Net gain (loss)		43,168,687
Net increase (decrease) in net assets resulting from operations		$ 48,928,183

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,759,496	$ 5,716,251
Net realized gain (loss)	22,107,850	61,583,125
Change in net unrealized appreciation (depreciation)	21,060,837	35,523,060
Net increase (decrease) in net assets resulting from operations	48,928,183	102,822,436
Distributions to shareholders from net investment income	(5,518,736)	(5,025,333)
Distributions to shareholders from net realized gain	(37,396,850)	(38,049,834)
Total distributions	(42,915,586)	(43,075,167)
Share transactions Proceeds from sales of shares	86,312,878	369,681,359
Reinvestment of distributions	41,742,628	42,144,995
Cost of shares redeemed	(162,737,537)	(348,195,310)
Net increase (decrease) in net assets resulting from share transactions	(34,682,031)	63,631,044
Redemption fees	5,876	32,542
Total increase (decrease) in net assets	(28,663,558)	123,410,855

Net Assets
Beginning of period	430,481,759	307,070,904
End of period (including undistributed net investment income of $646,580 and undistributed net investment income of $1,110,409, respectively)	$ 401,818,201	$ 430,481,759
Other Information Shares
Sold	1,299,698	5,802,380
Issued in reinvestment of distributions	650,226	641,929
Redeemed	(2,455,227)	(5,335,482)
Net increase (decrease)	(505,303)	1,108,827

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 66.08	$ 56.81	$ 47.56	$ 50.04	$ 41.55
Income from Investment Operations
Net investment income (loss) B	.96	.75	.68	.43	.47
Net realized and unrealized gain (loss)	7.13	13.75	10.06	(2.52)	8.36
Total from investment operations	8.09	14.50	10.74	(2.09)	8.83
Distributions from net investment income	(.96)	(.61)	(.52)	(.39)	(.34)
Distributions from net realized gain	(6.34)	(4.62)	(.97)	-	-
Total distributions	(7.30)	(5.23)	(1.49)	(.39)	(.34)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 66.87	$ 66.08	$ 56.81	$ 47.56	$ 50.04
Total ReturnA	13.01%	25.82%	22.91%	(4.13)%	21.31%
Ratios to Average Net AssetsC,E
Expenses before reductions	.81%	.83%	.87%	.89%	.93%
Expenses net of fee waivers, if any	.81%	.83%	.87%	.89%	.93%
Expenses net of all reductions	.81%	.82%	.85%	.88%	.91%
Net investment income (loss)	1.44%	1.17%	1.35%	.94%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 401,818	$ 430,482	$ 307,071	$ 270,776	$ 248,055
Portfolio turnover rateD	26%	126%	157%	153%	193%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Financial Services Portfolio and Banking Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Brokerage and Investment Management Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), Redemption in Kind, partnership, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$ 508,349,988	$ 96,187,720	$ (14,592,337)	$ 81,595,383
Brokerage and Investment Management Portfolio	465,692,433	118,116,844	(9,304,090)	108,812,754
Consumer Finance Portfolio	115,244,244	30,640,302	(3,225,705)	27,414,597
Financial Services Portfolio	1,218,666,456	207,033,698	(25,425,610)	181,608,088
Insurance Portfolio	303,136,336	101,457,273	(2,270,118)	99,187,155

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Banking Portfolio	$ 1,666,949	$ 12,896,727	$ -	$ 81,594,620
Brokerage and Investment Management Portfolio	695,454	4,288,050	-	108,812,754
Consumer Finance Portfolio	39,521	7,100,552	(17,267,539)	27,414,597
Financial Services Portfolio	-	-	-	181,607,380
Insurance Portfolio	782,028	2,765,868	-	99,186,707

Due to large subscriptions in a prior period, $17,267,539 of capital losses that will be available to offset future capital gains of the Consumer Finance Portfolio will be limited to approximately $5,418,625 per year.

Certain of the Funds intend to elect to defer to the next fiscal year capital losses and ordinary losses recognized during the period November 1, 2014 to February 28, 2015. Loss deferrals were as follows:

	Capital losses	Ordinary losses deferred
Financial Services Portfolio	$ 188,552	$ 1,448,764

The tax character of distributions paid was as follows:

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 17,722,180	$ 19,677,551	$ 37,399,731
Brokerage and Investment Management Portfolio	12,494,854	7,951,457	20,446,311
Consumer Finance Portfolio	2,831,537	32,268,529	35,100,066
Financial Services Portfolio	17,091,611	7,509,036	24,600,647
Insurance Portfolio	20,370,490	22,545,096	42,915,586
February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 5,835,222	$ 15,904,464	$ 21,739,686
Brokerage and Investment Management Portfolio	4,851,731	-	4,851,731
Consumer Finance Portfolio	16,102,735	27,367,785	43,470,520
Financial Services Portfolio	6,729,366	-	6,729,366
Insurance Portfolio	12,192,698	30,882,469	43,075,167

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	430,308,768	663,163,489
Brokerage and Investment Management Portfolio	189,537,417	478,246,425
Consumer Finance Portfolio	119,227,367	241,114,361
Financial Services Portfolio	994,886,000	473,756,597
Insurance Portfolio	101,204,934	177,225,365

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.25%	.55%
Brokerage and Investment Management Portfolio	.30%	.25%	.55%
Consumer Finance Portfolio	.30%	.25%	.55%
Financial Services Portfolio	.30%	.25%	.55%
Insurance Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.19%
Brokerage and Investment Management Portfolio	.19%
Consumer Finance Portfolio	.24%
Financial Services Portfolio	.18%
Insurance Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 14,662
Brokerage and Investment Management Portfolio	7,624
Consumer Finance Portfolio	4,964
Financial Services Portfolio	10,136
Insurance Portfolio	2,586

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$ 18,075,632.31%		$ 3,004
Brokerage and Investment Management Portfolio	Borrower	$ 8,391,286.32%		$ 520
Consumer Finance Portfolio	Borrower	$ 2,370,143.31%		$ 143
Insurance Portfolio	Borrower	$ 4,355,889.32%		$ 688

Redemptions In-Kind. During the period, 955,387 shares of Financial Services Portfolio held by an affiliated entity were redeemed in kind for investments with a value of $78,905,413. The net realized gain of $13,438,259 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Financial Services Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed Consumer Finance Portfolio for certain losses in the amount of $5,451.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$ 1,096
Brokerage and Investment Management Portfolio	1,101
Consumer Finance Portfolio	296
Financial Services Portfolio	1,603
Insurance Portfolio	662

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Banking Portfolio	$ 66,632
Brokerage and Investment Management Portfolio	10,517
Consumer Finance Portfolio	145,593
Financial Services Portfolio	261,001
Insurance Portfolio	81,406

Annual Report

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	$ 14,927,444.59%		$ 2,198

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Banking Portfolio	$ 29,335	$ 70
Brokerage and Investment Management Portfolio	9,470	48
Financial Services Portfolio	19,740	29

In addition, during the period the following Funds were reimbursed by the investment adviser for a portion of operating expenses:

Amount
Banking Portfolio	$ 1,387
Brokerage and Investment Management Portfolio	1,374
Consumer Finance Portfolio	321
Financial Services Portfolio	1,443
Insurance Portfolio	561

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	Strategic Advisers Core Fund
Banking Portfolio	-	25%	-
Brokerage and Investment Management Portfolio	11%	-	-
Financial Services Portfolio	12%	21%	33%
Insurance Portfolio	-	16%	-

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Banking Portfolio	41%
Brokerage and Investment Management Portfolio	23%
Financial Services Portfolio	72%
Insurance Portfolio	29%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Brokerage and Investment Management Portfolio	04/13/15	04/10/15	$0.092	$0.562
Insurance Portfolio	04/13/15	04/10/15	$0.109	$0.488
Consumer Finance Portfolio	04/13/15	04/10/15	$0.005	$0.774
Banking Portfolio	04/13/15	04/10/15	$0.044	$0.617

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Financial Services Portfolio	$7,498,327
Brokerage and Investment Management Portfolio	$12,222,411
Insurance Portfolio	$15,889,651
Consumer Finance Portfolio	$25,437,796
Banking Portfolio	$15,166,750

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2014	December 2014
Financial Services Portfolio	93%	77%
Brokerage and Investment Management Portfolio	100%	69%
Insurance Portfolio	9%	74%
Consumer Finance Portfolio	94%	56%
Banking Portfolio	60%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2014	December 2014
Financial Services Portfolio	100%	73%
Brokerage and Investment Management Portfolio	100%	78%
Insurance Portfolio	12%	100%
Consumer Finance Portfolio	81%	56%
Banking Portfolio	66%	100%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Insurance Portfolio in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Banking Portfolio

Brokerage and Investment Management Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Consumer Finance Portfolio

Financial Services Portfolio

Annual Report

Insurance Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELFIN-UANNPRO-0415
1.910420.105

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELHC-UANNPRO-0415
1.910421.105

Contents Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Biotechnology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Health Care Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Delivery Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Equipment and Systems Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Pharmaceuticals Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Biotechnology Portfolio	.74%
Actual		$ 1,000.00	$ 1,256.00	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 3.71
Health Care Portfolio	.73%
Actual		$ 1,000.00	$ 1,176.40	$ 3.94
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 3.66
Medical Delivery Portfolio	.79%
Actual		$ 1,000.00	$ 1,141.30	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Medical Equipment and Systems Portfolio	.76%
Actual		$ 1,000.00	$ 1,207.80	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,021.03	$ 3.81
Pharmaceuticals Portfolio	.78%
Actual		$ 1,000.00	$ 1,145.60	$ 4.15
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	24.21%	34.21%	19.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Rajiv Kaul, Portfolio Manager of Biotechnology Portfolio: For the year, the fund returned 24.21%, trailing the 27.69% gain of its industry benchmark, the MSCI U.S. IMI Biotechnology 25-50 Index, but outpacing the broadly based S&P 500®. Following a difficult stretch that lasted from late February through mid-April 2014 - overlapping the beginning of the reporting period - biotechnology stocks regained their mantle as one of the market's best-performing industry groups, lifted by favorable product stories and investors' preference for companies with earnings growth that was less dependent on the broader U.S. economy. Biotech stocks underperformed the S&P 500® during the first half of the reporting period, and smaller-cap biotech shares - where a lot of the fund's holdings were concentrated - were hit particularly hard. For the 12-month period overall, a significantly overweighted stake in Intercept Pharmaceuticals was by far the fund's largest detractor. After peaking in March, Intercept's share price trended lower for the rest of 2014 before recovering a bit near period end. Likewise, our sizable overweighting in weak-performing Aegerion Pharmaceuticals made this stock a detractor. Celgene, a major index name that returned about 51% during the period, detracted because of the fund's underweighting. Conversely, an out-of-index position in Avanir Pharmaceuticals was the fund's top relative contributor. The stock benefited from an announcement in December that the company would be acquired by Japan-based Otsuka Holdings, which has a pharmaceutical subsidiary, and I sold Avanir to lock in profits. InterMune, which received a buyout bid from Switzerland-based Roche Holding, also added considerable value. I liquidated the fund's holdings in InterMune by period end. Additionally, several of the fund's top relative contributors were large-cap index names I underweighted: Biogen Idec, Gilead Sciences - by far the fund's largest position during the period - and Amgen. As the correction in smaller-cap biotech shares unfolded last spring and valuations there became more compelling, I significantly reduced our positions in Gilead Sciences and especially Amgen to free up capital to add to my favorite mid- and small-cap positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Biotechnology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	7.9	13.2
Biogen Idec, Inc.	7.0	1.8
Celgene Corp.	6.1	4.7
Vertex Pharmaceuticals, Inc.	4.3	5.4
Alexion Pharmaceuticals, Inc.	3.7	3.8
Regeneron Pharmaceuticals, Inc.	3.5	4.0
BioMarin Pharmaceutical, Inc.	2.4	1.8
Medivation, Inc.	2.3	2.4
Receptos, Inc.	2.2	0.9
Pharmacyclics, Inc.	2.2	1.5
	41.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Biotechnology	93.0%
Pharmaceuticals	6.3%
Health Care Equipment & Supplies	0.3%
Life Sciences Tools & Services	0.1%
Personal Products	0.0%†
All Others*	0.3%

As of August 31, 2014
Biotechnology	93.0%
Pharmaceuticals	6.5%
Health Care Equipment & Supplies	0.1%
Life Sciences Tools & Services	0.1%
Personal Products	0.0%†
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%

Annual Report

Biotechnology Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
BIOTECHNOLOGY - 92.5%
Biotechnology - 92.5%
ACADIA Pharmaceuticals, Inc. (a)(d)	4,456,364	$ 169,208,141
Acceleron Pharma, Inc. (a)(d)(e)	3,068,473	124,672,058
Achillion Pharmaceuticals, Inc. (a)(d)(e)	7,229,800	87,769,772
Acorda Therapeutics, Inc. (a)(e)	3,750,553	126,918,714
Actelion Ltd.	318,166	38,079,132
Adamas Pharmaceuticals, Inc. (e)	1,712,569	29,593,192
ADMA Biologics, Inc. (a)(d)	372,800	3,556,512
Aegerion Pharmaceuticals, Inc. (a)(d)(e)	2,843,518	77,343,690
Agenus, Inc. (a)(d)	150,089	735,436
Agenus, Inc. warrants 1/9/18 (a)	1,548,000	55,883
Agios Pharmaceuticals, Inc. (a)	186,990	20,060,287
Akebia Therapeutics, Inc. (a)(d)	625,323	5,790,491
Alder Biopharmaceuticals, Inc.	307,469	8,264,767
Aldeyra Therapeutics, Inc. (e)	556,516	5,676,463
Alexion Pharmaceuticals, Inc. (a)	2,688,470	484,919,334
Alkermes PLC (a)	2,251,411	158,161,623
Alnylam Pharmaceuticals, Inc. (a)	1,744,378	177,106,698
AMAG Pharmaceuticals, Inc. (a)(d)	1,359,709	66,938,474
Amgen, Inc.	34,486	5,439,132
Anacor Pharmaceuticals, Inc. (a)(d)	1,147,558	49,918,773
Applied Genetic Technologies Corp. (e)	1,124,768	22,821,543
Ardelyx, Inc. (d)(e)	1,853,932	29,190,159
ARIAD Pharmaceuticals, Inc. (a)(d)	5,543,251	45,066,631
Array BioPharma, Inc. (a)(d)	2,704,296	21,526,196
Arrowhead Research Corp. (a)(d)	1,044,290	7,863,504
Asterias Biotherapeutics, Inc. (a)(d)	653,913	2,602,574
Atara Biotherapeutics, Inc. (e)	1,349,533	26,396,865
Auspex Pharmaceuticals, Inc. (d)	1,459,773	98,155,137
Avalanche Biotechnologies, Inc. (a)	183,589	6,642,250
Avalanche Biotechnologies, Inc. (f)	537,368	19,441,974
BioCryst Pharmaceuticals, Inc. (a)	965,000	9,843,000
Biogen Idec, Inc. (a)	2,284,539	935,724,329
BioMarin Pharmaceutical, Inc. (a)	3,027,106	324,112,239
Bionovo, Inc. warrants 2/2/16 (a)	1,043,150	10
BioTime, Inc. warrants 10/1/18 (a)(d)	30,113	35,533
bluebird bio, Inc. (a)	212,419	20,247,779
Calithera Biosciences, Inc. (e)	1,378,700	20,983,814
Cara Therapeutics, Inc.	676,853	6,937,743
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	141,443	358,479
warrants 5/30/17 (a)	282,100	780,119
Celgene Corp. (a)	6,670,752	810,696,491
Cell Therapeutics, Inc. warrants 7/6/16 (a)	835,596	435
Celladon Corp. (a)	18,800	341,220
Celldex Therapeutics, Inc. (a)(d)	3,074,556	78,524,160
Cepheid, Inc. (a)	589,900	33,529,916
Cerulean Pharma, Inc. (e)	1,901,000	15,645,230
Chiasma, Inc. unit (h)	13,978,670	13,978,670
Chimerix, Inc. (a)	1,296,467	52,480,984

	Shares	Value
Clovis Oncology, Inc. (a)(d)	728,269	$ 55,683,448
CTI BioPharma Corp. (a)(d)	3,148,484	7,367,453
Cytokinetics, Inc. (a)	1,063,466	8,199,323
Cytokinetics, Inc. warrants 6/25/17 (a)	3,828,480	2,187,976
Dicerna Pharmaceuticals, Inc. (d)	293,221	7,163,389
Dyax Corp. (a)(e)	7,117,501	107,545,440
Eleven Biotherapeutics, Inc.	752,060	7,949,274
Emergent BioSolutions, Inc. (a)	336,186	10,075,494
Enanta Pharmaceuticals, Inc. (a)(d)	727,166	26,047,086
Epirus Biopharmaceuticals, Inc. (a)(e)	1,220,700	12,853,971
Epizyme, Inc. (a)(d)(e)	3,416,275	80,350,788
Esperion Therapeutics, Inc. (a)(d)(e)	1,087,896	67,939,105
Exact Sciences Corp. (a)(d)	2,258,602	50,750,787
Exelixis, Inc. (a)(d)	1,849,687	5,419,583
Fate Therapeutics, Inc. (a)(e)	1,381,284	6,878,794
Fibrocell Science, Inc. (a)(d)(e)	3,326,640	16,200,737
FibroGen, Inc. (d)	300,700	9,568,274
Forward Pharma A/S sponsored ADR	119,800	2,788,944
Foundation Medicine, Inc. (a)(d)	901,500	43,055,640
Genmab A/S (a)	2,122,739	156,935,746
Genocea Biosciences, Inc.	609,781	5,262,410
Genomic Health, Inc. (a)(d)	516,228	15,693,331
Geron Corp. (a)(d)(e)	15,693,826	47,395,355
Gilead Sciences, Inc. (a)	10,119,193	1,047,640,048
Halozyme Therapeutics, Inc. (a)(d)	2,927,583	44,118,676
Histogenics Corp. (e)	1,240,986	13,241,321
Hyperion Therapeutics, Inc. (a)(d)(e)	1,999,059	59,072,193
Ignyta, Inc. (a)(e)	1,191,909	10,178,903
Immune Design Corp. (a)	685,741	15,113,732
ImmunoGen, Inc. (a)(d)	1,586,457	12,057,073
Immunomedics, Inc. (a)(d)	4,378,682	17,865,023
Incyte Corp. (a)	2,756,518	236,647,070
Infinity Pharmaceuticals, Inc. (a)	1,808,933	27,495,782
Insys Therapeutics, Inc. (a)(d)	931,295	55,933,578
Intercept Pharmaceuticals, Inc. (a)(d)(e)	1,171,668	259,372,145
Intrexon Corp. (a)(d)	1,079,553	44,326,446
Ironwood Pharmaceuticals, Inc. Class A (a)	4,692,810	72,503,915
Isis Pharmaceuticals, Inc. (a)(d)	2,384,987	163,514,709
Juno Therapeutics, Inc.	1,158,952	48,940,225
Juno Therapeutics, Inc. (d)	328,200	15,399,144
Karyopharm Therapeutics, Inc. (a)(d)(e)	3,007,528	81,985,213
Keryx Biopharmaceuticals, Inc. (a)(d)	3,383,568	41,144,187
Kite Pharma, Inc. (d)	1,115,757	73,015,138
KYTHERA Biopharmaceuticals, Inc. (a)(d)(e)	1,304,079	54,184,482
La Jolla Pharmaceutical Co. (a)(e)	958,062	19,477,400
Lexicon Pharmaceuticals, Inc. (a)(d)	30,744,023	28,899,382
Ligand Pharmaceuticals, Inc. Class B (a)(d)	853,643	47,010,120
Lion Biotechnologies, Inc. (a)(d)	1,954,882	17,554,840
Macrogenics, Inc. (a)(e)	2,523,785	87,247,247
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
MannKind Corp. (a)(d)	8,063,306	$ 52,572,755
Medivation, Inc. (a)	2,549,127	299,598,896
MEI Pharma, Inc. (a)	594,631	3,502,377
Merrimack Pharmaceuticals, Inc. (a)	422,049	4,524,365
MiMedx Group, Inc. (a)(d)	1,006,364	10,415,867
Minerva Neurosciences, Inc. (d)(e)	1,271,400	6,560,424
Momenta Pharmaceuticals, Inc. (a)	1,062,677	14,505,541
Myriad Genetics, Inc. (a)(d)	1,189,343	40,520,916
Neurocrine Biosciences, Inc. (a)	3,582,851	139,910,332
NewLink Genetics Corp. (a)(d)(e)	1,656,147	71,346,813
Novavax, Inc. (a)(d)(e)	14,411,821	131,868,162
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	2,362,400	2,386
OncoMed Pharmaceuticals, Inc. (a)(d)	731,932	18,283,661
Ophthotech Corp. (a)(d)(e)	2,952,235	158,638,348
Opko Health, Inc. (a)(d)	2,721,309	39,622,259
Oragenics, Inc. (a)(e)	2,545,258	2,876,142
Orexigen Therapeutics, Inc. (a)(d)(e)	9,172,767	51,734,406
Organovo Holdings, Inc. (a)(d)	1,111,017	6,577,221
Osiris Therapeutics, Inc. (a)(d)(e)	1,866,995	32,243,004
OvaScience, Inc. (a)	1,061,925	48,328,207
Paratek Pharmaceuticals, Inc. (a)(e)	1,370,149	40,049,455
Pharmacyclics, Inc. (a)(d)	1,333,913	288,031,834
PolyMedix, Inc. warrants 4/10/16 (a)	2,961,167	30
Portola Pharmaceuticals, Inc. (a)	2,467,141	93,948,729
Progenics Pharmaceuticals, Inc. (a)(d)(e)	4,448,736	28,961,271
ProQR Therapeutics BV (a)(e)	61,100	1,150,513
ProQR Therapeutics BV (e)	1,449,285	24,561,033
Proteon Therapeutics, Inc.	712,500	7,702,125
Prothena Corp. PLC (a)	600,335	15,956,904
PTC Therapeutics, Inc. (a)(e)	2,060,810	146,997,577
Puma Biotechnology, Inc. (a)	1,156,225	246,287,487
Radius Health, Inc. (a)(d)(e)	2,917,993	124,452,401
Raptor Pharmaceutical Corp. (a)(d)	2,983,357	27,655,719
Receptos, Inc. (a)(e)	2,292,011	290,260,273
Regeneron Pharmaceuticals, Inc. (a)	1,132,070	468,495,849
Regulus Therapeutics, Inc. (a)(d)	1,898,341	35,157,275
Repligen Corp. (a)(e)	1,861,315	47,854,409
Rigel Pharmaceuticals, Inc. (a)	3,913,851	11,702,414
Sage Therapeutics, Inc. (e)	1,243,683	54,038,026
Sage Therapeutics, Inc. (e)(f)	172,110	7,478,180
Sangamo Biosciences, Inc. (a)(d)	3,442,107	57,896,240
Sarepta Therapeutics, Inc. (a)(d)	1,096,532	15,241,795
Seattle Genetics, Inc. (a)(d)	1,983,060	71,885,925
Sophiris Bio, Inc. (a)(e)	1,277,815	1,024,808
Spark Therapeutics, Inc.	963,952	55,513,996
Spectrum Pharmaceuticals, Inc. (a)(d)(e)	3,903,900	24,321,297
Stemline Therapeutics, Inc. (a)(d)(e)	1,513,299	22,987,012
Sunesis Pharmaceuticals, Inc. (a)(e)	4,253,594	9,442,979
Synageva BioPharma Corp. (a)(d)	1,153,247	113,860,076

	Shares	Value
Synta Pharmaceuticals Corp. (a)(d)	3,254,017	$ 7,809,641
TESARO, Inc. (a)(d)	1,072,115	57,175,893
TG Therapeutics, Inc. (a)	1,383,556	20,075,398
Threshold Pharmaceuticals, Inc. (a)	366,950	1,603,572
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	631,520	1,280,603
Tokai Pharmaceuticals, Inc. (d)	484,000	7,322,920
Ultragenyx Pharmaceutical, Inc. (e)	1,900,778	103,155,222
uniQure B.V.	644,496	14,978,087
United Therapeutics Corp. (a)	995,809	154,400,185
Verastem, Inc. (a)(d)(e)	1,965,033	14,619,846
Versartis, Inc. (a)(e)	2,057,928	40,767,554
Vertex Pharmaceuticals, Inc. (a)	4,835,194	577,467,219
Vical, Inc. (a)(e)	5,921,845	6,040,282
Vitae Pharmaceuticals, Inc. (e)	2,141,471	24,883,893
Vital Therapies, Inc. (d)(e)	1,489,600	32,994,640
Xencor, Inc. (a)	1,252,746	19,542,838
Xenon Pharmaceuticals, Inc. (e)	522,785	10,142,029
Xenon Pharmaceuticals, Inc. (e)	285,920	4,992,163
XOMA Corp. (a)(d)	4,838,232	17,853,076
Zafgen, Inc. (e)	2,613,501	101,011,814
		12,276,050,485
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.3%
Alsius Corp. (a)	314,300	3
Bellerophon Therapeutics, Inc. (e)	1,066,882	12,802,584
Ocular Therapeutix, Inc. (d)	456,570	16,331,509
Zosano Pharma Corp. (e)	827,900	8,593,602
		37,727,698
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Genfit (a)(d)	195,869	13,151,232
Transgenomic, Inc. (a)	236,500	411,510
Transgenomic, Inc. warrants 2/3/17 (a)	1,419,000	355
		13,563,097
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	33,334	199,004
PHARMACEUTICALS - 5.8%
Pharmaceuticals - 5.8%
AcelRx Pharmaceuticals, Inc. (a)(d)	610,629	5,410,173
Achaogen, Inc. (a)	901,382	10,068,437
Adimab LLC unit (g)(h)	1,181,435	16,895,234
Aradigm Corp. (a)	159,954	1,188,458
Auris Medical Holding AG (a)	1,405,000	7,727,500
Cempra, Inc. (a)	5,000	165,600
Dermira, Inc. (e)	1,177,800	19,704,594
Dermira, Inc. (e)	875,705	13,185,490
Egalet Corp. (d)(e)	1,163,326	17,461,523
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Flex Pharma, Inc.	108,600	$ 1,888,011
GW Pharmaceuticals PLC ADR (a)(d)	132,700	10,738,084
Horizon Pharma PLC (a)(d)	6,102,296	125,280,137
Intra-Cellular Therapies, Inc. (a)	1,536,950	38,193,208
Jazz Pharmaceuticals PLC (a)	1,036,908	176,367,682
Nektar Therapeutics (a)	1,432,471	18,722,396
NeurogesX, Inc. (a)(e)	2,550,000	15,300
Pacira Pharmaceuticals, Inc. (a)	957,533	109,896,062
Parnell Pharmaceuticals Holdings Ltd. (e)	692,482	2,936,124
Repros Therapeutics, Inc. (a)(d)(e)	2,320,610	21,372,818
Tetraphase Pharmaceuticals, Inc. (a)	1,386,703	54,719,300
TherapeuticsMD, Inc. (a)	4,433,062	22,475,624
Theravance, Inc. (d)	1,336,806	24,142,716
Zogenix, Inc. (a)(d)(e)	9,804,706	16,471,906
Zogenix, Inc. warrants 7/27/17 (a)(e)	498,465	69,302
ZS Pharma, Inc. (d)(e)	1,202,575	59,491,385
		774,587,064
TOTAL COMMON STOCKS (Cost $7,639,117,810)		13,102,127,348
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.9%
BIOTECHNOLOGY - 0.4%
Biotechnology - 0.4%
Aduro Biotech, Inc. Series D (h)	2,376,915	6,424,564
Moderna LLC Series E (h)	269,897	16,644,548
Pronutria Biosciences, Inc. Series C (h)	1,642,272	16,554,102
Seres Health, Inc. Series C, 8.00% (h)	1,292,035	15,715,280
		55,338,494
PHARMACEUTICALS - 0.5%
Pharmaceuticals - 0.5%
Allergen Research Corp. Series B (h)	1,650,640	12,379,800
aTyr Pharma, Inc. Series D 8.00% (a)(h)	3,455,296	8,738,444
Cidara Therapeutics, Inc. Series B (h)	27,096,385	12,044,316
Global Blood Therapeutics, Inc. Series B (h)	8,985,915	22,464,788
Kolltan Pharmaceuticals, Inc. Series D (h)	10,639,609	10,639,609
Syros Pharmaceuticals, Inc. Series B, 6.00% (h)	860,442	2,707,037
		68,973,994
TOTAL CONVERTIBLE PREFERRED STOCKS		124,312,488

	Shares	Value
Nonconvertible Preferred Stocks - 0.1%
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Moderna LLC Series D, 8.00% (a)(h)	207,494	$ 12,796,155
TOTAL PREFERRED STOCKS (Cost $128,738,362)		137,108,643
Money Market Funds - 11.6%

Fidelity Cash Central Fund, 0.13% (b)	61,042,965	61,042,965
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	1,475,385,543	1,475,385,543
TOTAL MONEY MARKET FUNDS (Cost $1,536,428,508)		1,536,428,508
TOTAL INVESTMENTPORTFOLIO - 111.3% (Cost $9,304,284,680)	14,775,664,499
NET OTHER ASSETS (LIABILITIES) - (11.3)%	(1,498,612,207)
NET ASSETS - 100%	$ 13,277,052,292
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,920,154 or 0.2% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $167,982,547 or 1.3% of net assets.

Security	Acquisition Date	Acquisition Cost
Adimab LLC unit	9/17/14	$ 16,800,006
Aduro Biotech, Inc. Series D	12/19/14	$ 6,424,564
Allergen Research Corp. Series B	2/26/15	$ 12,379,800
aTyr Pharma, Inc. Series D 8.00%	4/8/13 - 5/17/13	$ 8,738,444
Chiasma, Inc. unit	2/26/15	$ 13,978,670
Cidara Therapeutics, Inc. Series B	2/10/15	$ 12,044,343
Global Blood Therapeutics, Inc. Series B	12/22/14	$ 22,464,788
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 10,639,609
Moderna LLC Series D, 8.00%	11/6/13	$ 4,425,847
Moderna LLC Series E	12/18/14	$ 16,644,548
Pronutria Biosciences, Inc. Series C	1/30/15	$ 16,554,102
Seres Health, Inc. Series C, 8.00%	11/24/14	$ 15,715,280
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$ 2,707,037
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,253
Fidelity Securities Lending Cash Central Fund	26,111,112
Total	$ 26,142,365
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acceleron Pharma, Inc.	$ 101,569,144	$ 31,579,605	$ -	$ -	$ 124,672,058
Achaogen, Inc.	-	13,240,330	-	-	-
Achillion Pharmaceuticals, Inc.	-	64,701,762	4,281,716	-	87,769,772
Acorda Therapeutics, Inc.	84,899,094	55,559,153	6,391,224	-	126,918,714
Adamas Pharmaceuticals, Inc.	-	27,375,473	-	-	29,593,192
Aegerion Pharmaceuticals, Inc.	119,020,586	20,460,585	-	-	77,343,690
Aldeyra Therapeutics, Inc.	-	4,434,130	-	-	5,676,463
Applied Genetic Technologies Corp.	-	19,322,511	480,459	-	22,821,543
Ardelyx, Inc.	-	31,273,998	-	-	29,190,159
Arrowhead Research Corp.	60,456,164	8,029,578	17,703,133	-	-
Asterias Biotherapeutics, Inc.	-	2,354,072	-	-	-
Atara Biotherapeutics, Inc.	-	19,455,099	5,327,316	-	26,396,865
Avanir Pharmaceuticals, Inc. Class A	43,921,334	9,253,698	181,730,762	-	-
Bellerophon Therapeutics, Inc.	-	12,679,788	-	-	12,802,584
Calithera Biosciences, Inc.	-	13,747,673	-	-	20,983,814
Cara Therapeutics, Inc.	11,534,736	12,547,839	5,980,927	-	-
Cerulean Pharma, Inc.	-	13,309,800	3,178	-	15,645,230
Dermira, Inc.	-	18,690,648	-	-	19,704,594
Dermira, Inc.	-	8,431,291	-	-	13,185,490
Dyax Corp.	98,099,858	6,414,841	29,779,408	-	107,545,440
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Egalet Corp.	$ 8,980,686	$ 3,570,054	$ -	$ -	$ 17,461,523
Enanta Pharmaceuticals, Inc.	36,812,959	-	9,647,839	-	-
Epirus Biopharmaceuticals, Inc.	-	6,103,500	-	-	12,853,971
Epizyme, Inc.	91,633,035	9,417,367	-	-	80,350,788
Esperion Therapeutics, Inc.	1,218,996	32,402,857	7,685,687	-	67,939,105
Fate Therapeutics, Inc.	-	-	-	-	6,878,794
Fibrocell Science, Inc.	18,928,582	-	-	-	16,200,737
Geron Corp.	73,457,551	509,309	-	-	47,395,355
Histogenics Corp.	-	13,650,846	-	-	13,241,321
Horizon Pharma PLC	41,923,973	17,357,747	3,188,559	-	-
Horizon Pharma PLC warrants 2/28/17	2,561,134	-	960,105	-	-
Horizon Pharma PLC warrants 9/25/17	5,935,680	-	49,659	-	-
Hyperion Therapeutics, Inc.	61,970,829	-	-	-	59,072,193
Ignyta, Inc.	388,430	11,417,596	625,202	-	10,178,903
Immune Design Corp.	-	11,343,216	6,380,941	-	-
Intercept Pharmaceuticals, Inc.	540,040,254	1,609,041	70,454,324	-	259,372,145
InterMune, Inc.	136,623,843	24,540,674	385,864,998	-	-
Intra-Cellular Therapies, Inc.	24,944,699	-	-	-	-
Karyopharm Therapeutics, Inc.	82,515,075	36,736,178	-	-	81,985,213
KYTHERA Biopharmaceuticals, Inc.	65,164,828	-	-	-	54,184,482
La Jolla Pharmaceutical Co.	-	10,524,401	-	-	19,477,400
Ligand Pharmaceuticals, Inc. Class B	104,415,820	-	31,597,867	-	-
Macrogenics, Inc.	41,015,800	33,267,941	2,040,259	-	87,247,247
Minerva Neurosciences, Inc.	-	7,628,400	-	-	6,560,424
NeurogesX, Inc.	5,818	-	2,792	-	-
NeurogesX, Inc.	25,500	-	-	-	15,300
NewLink Genetics Corp.	79,204,057	-	2,733,987	-	71,346,813
Novavax, Inc.	99,795,974	-	4,444,107	-	131,868,162
Ophthotech Corp.	63,936,838	48,944,875	4,087,185	-	158,638,348
Oragenics, Inc.	9,785,179	-	163,396	-	2,876,142
Orexigen Therapeutics, Inc.	41,880,880	19,969,698	2,366,478	-	51,734,406
Osiris Therapeutics, Inc.	30,846,851	-	1,954,322	-	32,243,004
Paratek Pharmaceuticals, Inc.	-	-	-	-	-
Paratek Pharmaceuticals, Inc.	-	897,098	-	-	40,049,455
Parnell Pharmaceuticals Holdings Ltd.	-	6,851,583	-	-	2,936,124
PolyMedix, Inc.	3,003	-	2,021	-	-
PolyMedix, Inc. warrants 4/10/16	30	-	-	-	-
Portola Pharmaceuticals, Inc.	36,635,902	28,673,560	2,413,256	-	-
Progenics Pharmaceuticals, Inc.	17,989,120	4,186,127	1,023,011	-	28,961,271
ProQR Therapeutics BV	-	794,300	-	-	1,150,513
ProQR Therapeutics BV	-	10,327,611	-	-	24,561,033
PTC Therapeutics, Inc.	48,825,764	34,977,859	2,207,891	-	146,997,577
Radius Health, Inc.	-	85,104,839	-	-	124,452,401
Raptor Pharmaceutical Corp.	48,866,529	1,209,054	1,843,301	-	-
Receptos, Inc.	61,607,768	101,406,517	15,895,203	-	290,260,273
Repligen Corp.	-	38,953,463	-	-	47,854,409
Repros Therapeutics, Inc.	15,172,755	23,027,553	884,223	-	21,372,818
Sage Therapeutics, Inc.	-	35,068,247	-	-	54,038,026
Sage Therapeutics, Inc. (144A)	-	2,295,726	-	-	7,478,180
Sangamo Biosciences, Inc.	83,390,908	44,465,905	42,742,248	-	-
Sophiris Bio, Inc.	5,264,210	-	-	-	-
Sophiris Bio, Inc.	-	-	38,074	-	1,024,808
Spectrum Pharmaceuticals, Inc.	35,269,565	-	2,179,746	-	24,321,297
Stemline Therapeutics, Inc.	32,154,298	4,250,925	-	-	22,987,012
Sunesis Pharmaceuticals, Inc.	18,502,204	6,370,409	1,359,282	-	9,442,979
Ultragenyx Pharmaceutical, Inc.	-	101,553,947	-	-	103,155,222
Verastem, Inc.	19,439,084	4,037,800	1,007,250	-	14,619,846
Versartis, Inc.	-	38,661,232	-	-	40,767,554
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Vical, Inc.	$ 9,739,012	$ -	$ 560,601	$ -	$ 6,040,282
Vitae Pharmaceuticals, Inc.	-	19,915,963	-	-	24,883,893
Vital Therapies, Inc.	-	20,185,750	-	-	32,994,640
Xenon Pharmaceuticals, Inc.	-	4,705,065	-	-	10,142,029
Xenon Pharmaceuticals, Inc.	-	-	-	-	4,992,163
Zafgen, Inc.	-	37,949,671	-	-	101,011,814
Zogenix, Inc.	42,650,471	-	-	-	16,471,906
Zogenix, Inc. warrants 7/27/17	433,839	-	-	-	69,302
Zosano Pharma Corp.	-	9,106,900	-	-	8,593,602
ZS Pharma, Inc.	-	30,704,402	-	-	59,491,385
Total	$ 2,659,458,649	$ 1,377,537,080	$ 858,081,937	$ -	$ 3,280,493,198
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 13,102,127,348	$ 12,974,838,952	$ 96,414,489	$ 30,873,907
Preferred Stocks	137,108,643	-	-	137,108,643
Money Market Funds	1,536,428,508	1,536,428,508	-	-
Total Investments in Securities:	$ 14,775,664,499	$ 14,511,267,460	$ 96,414,489	$ 167,982,550
Investments in Securities:
Beginning Balance	$ 43,340,743
Total Realized Gain (Loss)	(459,542)
Total Unrealized Gain (Loss)	12,589,533
Cost of Purchases	146,352,746
Proceeds of Sales	(33,840,930)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 167,982,550
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2015	$ 8,465,509

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $1,422,501,659) - See accompanying schedule: Unaffiliated issuers (cost $5,533,005,893)	$ 9,958,812,095
Fidelity Central Funds (cost $1,536,428,508)	1,536,428,508
Other affiliated issuers (cost $2,234,850,279)	3,280,423,896
Total Investments (cost $9,304,284,680)		$ 14,775,664,499
Receivable for investments sold		1,924,226
Receivable for fund shares sold		48,764,585
Dividends receivable		27,244
Distributions receivable from Fidelity Central Funds		2,365,510
Prepaid expenses		31,803
Other receivables		207,716
Total assets		14,828,985,583

Liabilities
Payable for investments purchased	$ 53,899,782
Payable for fund shares redeemed	15,013,518
Accrued management fee	5,717,365
Other affiliated payables	1,656,035
Other payables and accrued expenses	261,048
Collateral on securities loaned, at value	1,475,385,543
Total liabilities		1,551,933,291

Net Assets		$ 13,277,052,292
Net Assets consist of:
Paid in capital		$ 7,481,246,013
Accumulated net investment loss		(144,426)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		324,570,886
Net unrealized appreciation (depreciation) on investments		5,471,379,819
Net Assets, for 53,536,600 shares outstanding		$ 13,277,052,292
Net Asset Value, offering price and redemption price per share ($13,277,052,292 ÷ 53,536,600 shares)		$ 248.00

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 5,307,255
Income from Fidelity Central Funds (including $26,111,112 from security lending)		26,142,365
Total income		31,449,620

Expenses
Management fee	$ 53,046,377
Transfer agent fees	15,862,772
Accounting and security lending fees	1,490,134
Custodian fees and expenses	127,604
Independent trustees' compensation	184,494
Registration fees	416,614
Audit	53,631
Legal	65,436
Interest	23,835
Miscellaneous	103,713
Total expenses before reductions	71,374,610
Expense reductions	(123,001)	71,251,609
Net investment income (loss)		(39,801,989)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,137,792,597
Other affiliated issuers	429,533,437
Foreign currency transactions	(7,200)
Total net realized gain (loss)		1,567,318,834
Change in net unrealized appreciation (depreciation) on investment securities		591,127,348
Net gain (loss)		2,158,446,182
Net increase (decrease) in net assets resulting from operations		$ 2,118,644,193

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (39,801,989)	$ (21,356,636)
Net realized gain (loss)	1,567,318,834	6,074,305
Change in net unrealized appreciation (depreciation)	591,127,348	4,047,853,105
Net increase (decrease) in net assets resulting from operations	2,118,644,193	4,032,570,774
Distributions to shareholders from net realized gain	(1,044,601,828)	(19,359,860)
Share transactions Proceeds from sales of shares	4,289,879,665	6,286,734,102
Reinvestment of distributions	999,582,805	18,562,365
Cost of shares redeemed	(4,120,805,109)	(2,736,980,053)
Net increase (decrease) in net assets resulting from share transactions	1,168,657,361	3,568,316,414
Redemption fees	1,039,850	1,059,947
Total increase (decrease) in net assets	2,243,739,576	7,582,587,275

Net Assets
Beginning of period	11,033,312,716	3,450,725,441
End of period (including accumulated net investment loss of $144,426 and accumulated net investment loss of $2,984,590, respectively)	$ 13,277,052,292	$ 11,033,312,716
Other Information Shares
Sold	19,696,850	37,746,580
Issued in reinvestment of distributions	4,576,425	106,764
Redeemed	(20,560,338)	(16,664,868)
Net increase (decrease)	3,712,937	21,188,476

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 221.45	$ 120.51	$ 97.78	$ 74.01	$ 67.83
Income from Investment Operations
Net investment income (loss) B	(.87)	(.54)	(.16)	(.23)	(.41) E
Net realized and unrealized gain (loss)	51.24	101.91	29.36	24.11	6.59
Total from investment operations	50.37	101.37	29.20	23.88	6.18
Distributions from net realized gain	(23.84)	(.46)	(6.48)	(.12)	-
Redemption fees added to paid in capital B	.02	.03	.01	.01	- H
Net asset value, end of period	$ 248.00	$ 221.45	$ 120.51	$ 97.78	$ 74.01
Total ReturnA	24.21%	84.25%	31.78%	32.31%	9.11%
Ratios to Average Net AssetsC, F
Expenses before reductions	.74%	.76%	.81%	.83%	.87%
Expenses net of fee waivers, if any	.74%	.76%	.80%	.83%	.87%
Expenses net of all reductions	.74%	.75%	.79%	.83%	.86%
Net investment income (loss)	(.41)%	(.32)%	(.15)%	(.27)%	(.59)% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,277,052	$ 11,033,313	$ 3,450,725	$ 1,741,830	$ 1,012,907
Portfolio turnover rateD	61%	35%	42%	106%	119%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.75)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	25.44%	27.53%	15.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Eddie Yoon, Portfolio Manager of Health Care Portfolio: For the year, the fund advanced 25.44%, outperforming the 23.66% advance of the MSCI U.S. IMI Health Care 25-50 Index and the return of the S&P 500®. Strong fundamentals and increased merger-and-acquisition activity fueled outsized gains in many stocks. Despite some volatility in higher- growth areas such as biotechnology, the sector's diversified composition, attractive valuation and defensive qualities helped it maintain its recent pattern of strong performance. Versus the MSCI index, it helped to not own pharmaceuticals firm and index giant Pfizer, which lagged the sector index the past year. Dublin-based Shire was another big contributor from pharma, benefiting from multiple takeout bids by drugmaker AbbVie. The deal was called off in October, but I held on to the non-index position, as I liked the firm's product pipeline and growth potential. Within biotechnology, the fund's biggest contributor the past year was InterMune. The stock soared after a late-August announcement the firm had received an $8 billion merger proposal from Roche Holding. I sold the position after this announcement in an effort to manage risk and lock in profits. On the flip side, health care technology firm Castlight Health was our largest individual detractor. The fund's heavier-than-benchmark stake in life science tools & services firm Agilent Technologies also hurt our relative result. Agilent's stock had a rough go, including a dive in October when the firm announced it would close one of its businesses and reaffirmed worse-than-expected fiscal fourth-quarter earnings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Health Care Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	8.3	7.0
Medtronic PLC	6.1	4.6
Amgen, Inc.	4.6	2.5
McKesson Corp.	4.2	5.1
Boston Scientific Corp.	4.0	3.1
Celgene Corp.	3.4	1.3
Mallinckrodt PLC	3.2	0.0
Shire PLC sponsored ADR	3.0	4.4
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.8	2.2
Vertex Pharmaceuticals, Inc.	2.6	2.0
	42.2
Top Industries (% of fund's net assets)
As of February 28, 2015
Pharmaceuticals	31.0%
Biotechnology	27.0%
Health Care Equipment & Supplies	19.3%
Health Care Providers & Services	12.2%
Health Care Technology	3.9%
All Others*	6.6%

As of August 31, 2014
Pharmaceuticals	31.3%
Biotechnology	25.1%
Health Care Equipment & Supplies	14.8%
Health Care Providers & Services	14.6%
Life Sciences Tools & Services	5.8%
All Others*	8.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Health Care Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
BIOTECHNOLOGY - 27.0%
Biotechnology - 27.0%
Acceleron Pharma, Inc. (a)	318,241	$ 12,930,132
Acorda Therapeutics, Inc. (a)	657,373	22,245,502
Actelion Ltd.	280,000	33,511,302
Advaxis, Inc. (a)(d)	1,357,800	12,220,200
Alexion Pharmaceuticals, Inc. (a)	1,260,000	227,266,200
Alnylam Pharmaceuticals, Inc. (a)	433,754	44,039,044
AMAG Pharmaceuticals, Inc. (a)	301,000	14,818,230
Amgen, Inc.	2,860,000	451,079,200
Array BioPharma, Inc. (a)(d)	3,200,000	25,472,000
Ascendis Pharma A/S	438,400	7,772,832
Avalanche Biotechnologies, Inc. (a)	179,910	6,509,144
BioCryst Pharmaceuticals, Inc. (a)	1,400,000	14,280,000
Biogen Idec, Inc. (a)	280,000	114,685,200
BioMarin Pharmaceutical, Inc. (a)	900,000	96,363,000
Celgene Corp. (a)	2,780,000	337,853,400
Celldex Therapeutics, Inc. (a)	485,600	12,402,224
Clovis Oncology, Inc. (a)	400,000	30,584,000
Curis, Inc. (a)(e)	6,824,653	21,019,931
Discovery Laboratories, Inc. (a)(d)(e)	5,500,000	8,855,000
Dyax Corp. (a)	1,500,000	22,665,000
Flexion Therapeutics, Inc.	18,068	412,131
Gilead Sciences, Inc. (a)	1,700,000	176,001,000
Innate Pharma SA (a)(d)	1,280,000	14,037,363
Insmed, Inc. (a)	1,489,298	27,611,585
Intercept Pharmaceuticals, Inc. (a)	236,900	52,442,553
Mirati Therapeutics, Inc. (a)	700,000	16,639,000
Neurocrine Biosciences, Inc. (a)	2,280,000	89,034,000
Pharmacyclics, Inc. (a)	600,000	129,558,000
ProQR Therapeutics BV (a)	461,514	8,690,309
Prothena Corp. PLC (a)	292,790	7,782,358
PTC Therapeutics, Inc. (a)	400,000	28,532,000
Puma Biotechnology, Inc. (a)	1,000,000	213,010,000
Synageva BioPharma Corp. (a)	120,700	11,916,711
Tekmira Pharmaceuticals Corp. (a)	29,762	540,776
Ultragenyx Pharmaceutical, Inc.	800,000	43,416,000
United Therapeutics Corp. (a)	280,000	43,414,000
Vanda Pharmaceuticals, Inc. (a)(d)(e)	2,200,000	23,672,000
Vertex Pharmaceuticals, Inc. (a)	2,100,000	250,803,000
		2,654,084,327
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	850,000	19,541,500
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Equipment & Instruments - 0.5%
Keysight Technologies, Inc. (a)	1,400,034	52,557,276
HEALTH CARE EQUIPMENT & SUPPLIES - 19.1%
Health Care Equipment - 17.1%
Atricure, Inc. (a)	53,865	952,333

	Shares	Value
Boston Scientific Corp. (a)	23,000,000	$ 388,700,000
CONMED Corp.	1,000,000	51,300,000
Edwards Lifesciences Corp. (a)	650,000	86,463,000
Genmark Diagnostics, Inc. (a)(e)	2,163,686	27,500,449
HeartWare International, Inc. (a)	758,680	64,662,296
Integra LifeSciences Holdings Corp. (a)	44,750	2,685,448
Lumenis Ltd. Class B	1,389,413	16,131,085
Medtronic PLC	7,673,374	595,377,089
Neovasc, Inc. (a)(e)	4,000,000	39,600,000
Nevro Corp.	350,000	14,640,500
NxStage Medical, Inc. (a)	2,187,700	37,584,686
ResMed, Inc. (d)	1,100,000	70,796,000
Steris Corp.	550,000	35,486,000
Tornier NV (a)	2,128,517	52,020,955
TriVascular Technologies, Inc. (e)	1,304,221	13,381,307
Zeltiq Aesthetics, Inc. (a)	1,000,000	33,370,000
Zimmer Holdings, Inc.	1,268,302	152,690,878
		1,683,342,026
Health Care Supplies - 2.0%
Derma Sciences, Inc. (a)	1,000,000	7,920,000
Endologix, Inc. (a)	2,200,000	34,694,000
The Cooper Companies, Inc.	920,000	150,852,400
		193,466,400
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,876,808,426
HEALTH CARE PROVIDERS & SERVICES - 12.1%
Health Care Distributors & Services - 5.3%
Amplifon SpA	3,000,000	19,135,755
Cardinal Health, Inc.	500,000	43,995,000
EBOS Group Ltd. (d)	3,280,000	25,603,838
McKesson Corp.	1,800,000	411,660,000
United Drug PLC (United Kingdom)	2,800,000	20,187,383
		520,581,976
Health Care Facilities - 2.6%
Brookdale Senior Living, Inc. (a)	1,600,000	60,016,000
HCA Holdings, Inc. (a)	1,000,000	71,540,000
Surgical Care Affiliates, Inc. (a)	1,200,000	38,976,000
Universal Health Services, Inc. Class B	700,000	79,345,000
		249,877,000
Health Care Services - 0.6%
Air Methods Corp. (a)	1,147,641	60,813,497
Managed Health Care - 3.6%
Cigna Corp.	900,000	109,467,000
Humana, Inc.	600,000	98,628,000
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
UnitedHealth Group, Inc.	900,000	$ 102,267,000
Wellcare Health Plans, Inc. (a)	500,000	45,405,000
		355,767,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		1,187,039,473
HEALTH CARE TECHNOLOGY - 3.9%
Health Care Technology - 3.9%
athenahealth, Inc. (a)(d)	695,212	88,340,589
Castlight Health, Inc.	1,875,650	13,673,489
Castlight Health, Inc. Class B (a)	68,429	498,847
Cerner Corp. (a)	2,280,000	164,296,800
Connecture, Inc. (d)(e)	2,000,000	17,280,000
HealthStream, Inc. (a)(e)	1,500,000	38,820,000
Medidata Solutions, Inc. (a)	1,280,000	61,580,800
		384,490,525
INDUSTRIAL CONGLOMERATES - 1.0%
Industrial Conglomerates - 1.0%
Danaher Corp.	1,100,000	96,008,000
LIFE SCIENCES TOOLS & SERVICES - 3.1%
Life Sciences Tools & Services - 3.1%
Agilent Technologies, Inc.	3,100,000	130,851,000
Bruker Corp. (a)	1,600,000	30,448,000
Illumina, Inc. (a)	150,000	29,319,000
PRA Health Sciences, Inc.	1,280,000	40,345,600
Thermo Fisher Scientific, Inc.	600,000	78,000,000
		308,963,600
PHARMACEUTICALS - 31.0%
Pharmaceuticals - 31.0%
AbbVie, Inc.	1,520,000	91,960,000
Actavis PLC (a)	2,800,000	815,808,000
Bristol-Myers Squibb Co.	1,100,000	67,012,000
Dechra Pharmaceuticals PLC	2,000,000	28,792,803
Eisai Co. Ltd. (d)	1,000,000	52,179,728
Endo Health Solutions, Inc. (a)	1,280,000	109,568,000
Jazz Pharmaceuticals PLC (a)	694,900	118,195,541
Jiangsu Hengrui Medicine Co. Ltd.	3,000,144	19,313,164
Mallinckrodt PLC (a)	2,700,000	315,144,000
Merck & Co., Inc.	1,000,000	58,540,000
Mylan N.V. (a)	2,550,000	146,178,750
Novartis AG sponsored ADR	1,000,000	102,400,000
Omeros Corp. (a)(d)	1,280,561	26,725,308
Pacira Pharmaceuticals, Inc. (a)	440,000	50,498,800
Perrigo Co. PLC	1,100,000	169,917,000
Prestige Brands Holdings, Inc. (a)	2,000,000	77,080,000
Sanofi SA sponsored ADR	2,000,000	97,720,000

	Shares	Value
Shire PLC sponsored ADR	1,200,000	$ 290,292,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,800,000	273,696,000
TherapeuticsMD, Inc. (a)(d)	5,700,000	28,899,000
Valeant Pharmaceuticals International (Canada) (a)	350,000	68,950,084
ZS Pharma, Inc.	750,000	37,102,500
		3,045,972,678
PROFESSIONAL SERVICES - 0.5%
Human Resource & Employment Services - 0.5%
WageWorks, Inc. (a)	800,000	45,960,000
TOTAL COMMON STOCKS (Cost $7,126,793,393)		9,671,425,805
Convertible Preferred Stocks - 0.3%

HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Penumbra, Inc. Series F (f)	1,250,000	21,837,500
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (f)	1,639,892	11,807,222
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $27,300,001)		33,644,722
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.13% (b)	160,213,230	160,213,230
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	154,271,705	154,271,705
TOTAL MONEY MARKET FUNDS (Cost $314,484,935)		314,484,935
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $7,468,578,329)		10,019,555,462
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(187,747,501)
NET ASSETS - 100%		$ 9,831,807,961
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,644,722 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$ 10,800,001
Penumbra, Inc. Series F	5/16/14	$ 16,500,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 150,635
Fidelity Securities Lending Cash Central Fund	749,220
Total	$ 899,855
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Connecture, Inc.	$ -	$ 16,405,143	$ -	$ -	$ 17,280,000
Curis, Inc.	-	19,108,686	-	-	21,019,931
Discovery Laboratories, Inc.	9,504,000	2,586,205	-	-	8,855,000
Genmark Diagnostics, Inc.	25,254,925	1,590,518	96,624	-	27,500,449
HealthStream, Inc.	13,257,200	29,793,482	-	-	38,820,000
Neovasc, Inc.	-	29,836,964	-	-	39,600,000
TriVascular Technologies, Inc.	-	15,692,537	-	-	13,381,307
Vanda Pharmaceuticals, Inc.	24,208,000	10,832,455	3,523,705	-	23,672,000
Total	$ 72,224,125	$ 125,845,990	$ 3,620,329	$ -	$ 190,128,687
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 9,671,425,805	$ 9,525,247,055	$ 146,178,750	$ -
Convertible Preferred Stocks	33,644,722	-	-	33,644,722
Money Market Funds	314,484,935	314,484,935	-	-
Total Investments in Securities:	$ 10,019,555,462	$ 9,839,731,990	$ 146,178,750	$ 33,644,722
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	66.4%
Ireland	21.9%
Bailiwick of Jersey	3.0%
Israel	3.0%
Switzerland	1.3%
France	1.1%
Canada	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $147,191,106) - See accompanying schedule: Unaffiliated issuers (cost $6,983,283,536)	$ 9,514,941,840
Fidelity Central Funds (cost $314,484,935)	314,484,935
Other affiliated issuers (cost $170,809,858)	190,128,687
Total Investments (cost $7,468,578,329)		$ 10,019,555,462
Cash		251,965
Receivable for investments sold		58,036,679
Receivable for fund shares sold		26,764,208
Dividends receivable		4,729,100
Distributions receivable from Fidelity Central Funds		83,693
Prepaid expenses		24,827
Other receivables		182,333
Total assets		10,109,628,267

Liabilities
Payable for investments purchased	$ 108,264,892
Payable for fund shares redeemed	9,437,286
Accrued management fee	4,315,759
Other affiliated payables	1,266,760
Other payables and accrued expenses	263,904
Collateral on securities loaned, at value	154,271,705
Total liabilities		277,820,306

Net Assets		$ 9,831,807,961
Net Assets consist of:
Paid in capital		$ 6,866,946,685
Accumulated net investment loss		(217,204)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		414,101,355
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,550,977,125
Net Assets, for 41,583,850 shares outstanding		$ 9,831,807,961
Net Asset Value, offering price and redemption price per share ($9,831,807,961 ÷ 41,583,850 shares)		$ 236.43

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 39,294,733
Income from Fidelity Central Funds (including $749,220 from security lending)		899,855
Total income		40,194,588

Expenses
Management fee	$ 39,589,875
Transfer agent fees	11,510,737
Accounting and security lending fees	1,193,256
Custodian fees and expenses	123,960
Independent trustees' compensation	132,096
Appreciation in deferred trustee compensation account	733
Registration fees	384,219
Audit	50,393
Legal	46,741
Miscellaneous	70,989
Total expenses before reductions	53,102,999
Expense reductions	(172,193)	52,930,806
Net investment income (loss)		(12,736,218)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,234,445,284
Other affiliated issuers	(651,876)
Foreign currency transactions	(32,430)
Total net realized gain (loss)		1,233,760,978
Change in net unrealized appreciation (depreciation) on: Investment securities	588,762,270
Assets and liabilities in foreign currencies	(24,643)
Total change in net unrealized appreciation (depreciation)		588,737,627
Net gain (loss)		1,822,498,605
Net increase (decrease) in net assets resulting from operations		$ 1,809,762,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (12,736,218)	$ (4,474,719)
Net realized gain (loss)	1,233,760,978	710,389,142
Change in net unrealized appreciation (depreciation)	588,737,627	1,417,684,933
Net increase (decrease) in net assets resulting from operations	1,809,762,387	2,123,599,356
Distributions to shareholders from net investment income	-	(673,800)
Distributions to shareholders from net realized gain	(1,009,840,103)	(449,807,909)
Total distributions	(1,009,840,103)	(450,481,709)
Share transactions Proceeds from sales of shares	4,120,654,780	2,072,747,792
Reinvestment of distributions	964,770,473	430,582,894
Cost of shares redeemed	(2,234,166,562)	(720,645,554)
Net increase (decrease) in net assets resulting from share transactions	2,851,258,691	1,782,685,132
Redemption fees	346,983	136,125
Total increase (decrease) in net assets	3,651,527,958	3,455,938,904

Net Assets
Beginning of period	6,180,280,003	2,724,341,099
End of period (including accumulated net investment loss of $217,204 and accumulated net investment loss of $65,597, respectively)	$ 9,831,807,961	$ 6,180,280,003
Other Information Shares
Sold	19,148,481	11,268,250
Issued in reinvestment of distributions	4,618,668	2,393,364
Redeemed	(10,679,375)	(4,057,826)
Net increase (decrease)	13,087,774	9,603,788

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 216.88	$ 144.20	$ 133.07	$ 133.93	$ 109.17
Income from Investment Operations
Net investment income (loss) B	(.38)	(.20)	.50	- I	.04
Net realized and unrealized gain (loss)	50.00	92.44	24.74	10.86	24.90
Total from investment operations	49.62	92.24	25.24	10.86	24.94
Distributions from net investment income	-	(.03)	(.44)	-	(.17)
Distributions from net realized gain	(30.08)	(19.53)	(13.67)	(11.72)	(.01)
Total distributions	(30.08)	(19.57) J	(14.11)	(11.72)	(.18)
Redemption fees added to paid in capital B	.01	.01	- I	- I	- I
Net asset value, end of period	$ 236.43	$ 216.88	$ 144.20	$ 133.07	$ 133.93
Total ReturnA	25.44%	67.13%	20.07%	9.10%	22.86%
Ratios to Average Net AssetsC, F
Expenses before reductions	.74%	.77%	.79%	.80%	.82%
Expenses net of fee waivers, if any	.74%	.77%	.79%	.80%	.82%
Expenses net of all reductions	.74%	.76%	.78%	.80%	.82%
Net investment income (loss)	(.18)%	(.11)%	.36%	.00% E	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,831,808	$ 6,180,280	$ 2,724,341	$ 2,176,224	$ 1,991,604
Portfolio turnover rateD	98% G	99%	95%	130%	99%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H For the year ended February 29.

I Amount represents less than $.01 per share.

J Total distributions of $19.57 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $19.532 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Medical Delivery Portfolio	26.88%	19.38%	11.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Delivery Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Delivery Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Steven Bullock, Portfolio Manager of Medical Delivery Portfolio: For the year, the fund gained 26.88%, trailing the 34.45% rise of its industry benchmark, the MSCI U.S. IMI Health Care Providers & Services 25-50 Index, but topping the S&P 500®. Medical delivery stocks were strong the past 12 months, primarily due to accelerating demand for health care services and growth in the pharmaceuticals supply chain. Versus the MSCI index, the fund was hurt by an underweighting in managed health care, positioning in health care services, a segment that lagged, as well as a small out-of-benchmark stake in the health care technology group. Individual detractors included an underweighting in managed care firm Anthem (formerly WellPoint). Shares of the insurance company performed well this period, as health care utilization was depressed, a result of the especially cold and snowy winter which made it hard for people to get to the doctor. Additionally, management has done a good job executing in the core business and in improving operating costs. Another detractor was Accretive Health, which I viewed as a turnaround story in one of the fastest growing parts of health care - revenue cycle management, a service that helps health care providers more-efficiently collect revenue and reduce inefficiencies. Accretive was going through an accounting restatement when a new management team was brought in to improve operations. When the restatement was completed, cash on the firm's balance sheet was lower than expected, due to working capital and other needs. While I continued to believe in the turnaround story, this setback hurt performance in the near term. On the flip side, the fund's relative performance was helped the most by my decision to not own hospital company and index stock Tenet Healthcare because its returns on capital and history of execution were worse than the industry. While demand for hospital utilization rebounded over the past year, margins didn't expand as much as investors anticipated, and free-cash-flow generation was weak due to poor execution and worse-than-expected pricing power. Conversely, the fund benefited from investments in hospital owner/operator HCA Holdings and nurse staffing firm AMN Healthcare, the latter of which I added to the fund during the period. In both cases, management teams were able to capitalize on the improving utilization environment and lower rates of uninsured patients due to the Affordable Care Act.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Delivery Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	17.2	15.5
Express Scripts Holding Co.	11.7	12.3
McKesson Corp.	8.4	9.0
Cardinal Health, Inc.	6.6	7.4
Cigna Corp.	5.5	4.6
HCA Holdings, Inc.	4.9	5.8
Aetna, Inc.	4.5	0.0
Anthem, Inc.	4.2	0.0
DaVita HealthCare Partners, Inc.	4.2	3.9
Henry Schein, Inc.	2.9	0.2
	70.1
Top Industries (% of fund's net assets)
As of February 28, 2015
Health Care Providers & Services	97.2%
Professional Services	0.3%
Diversified Consumer Services	0.2%
Industrial Conglomerates	0.1%
Health Care Equipment & Supplies	0.1%
All Others*	2.1%

As of August 31, 2014
Health Care Providers & Services	93.2%
Specialty Retail	1.7%
Food & Staples Retailing	0.8%
Health Care Technology	0.8%
Diversified Consumer Services	0.5%
All Others*	3.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Medical Delivery Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Environmental & Facility Services - 0.1%
Stericycle, Inc. (a)	6,500	$ 877,305
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
H&R Block, Inc.	36,600	1,249,890
FOOD & STAPLES RETAILING - 0.1%
Drug Retail - 0.1%
Jean Coutu Group, Inc. Class A (sub. vtg.)	33,000	712,743
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.1%
IDEXX Laboratories, Inc. (a)	5,600	878,248
HEALTH CARE PROVIDERS & SERVICES - 97.2%
Health Care Distributors & Services - 20.0%
AmerisourceBergen Corp.	182,400	18,743,424
Cardinal Health, Inc.	652,900	57,448,671
Henry Schein, Inc. (a)	184,100	25,783,205
McKesson Corp.	321,800	73,595,660
		175,570,960
Health Care Facilities - 11.6%
AmSurg Corp. (a)	320,016	19,232,962
Community Health Systems, Inc. (a)	365,900	17,753,468
HCA Holdings, Inc. (a)	597,600	42,752,304
HealthSouth Corp.	56,500	2,455,490
LifePoint Hospitals, Inc. (a)	153,800	11,067,448
U.S. Physical Therapy, Inc.	155,600	6,595,884
Universal Health Services, Inc. Class B	20,500	2,323,675
		102,181,231
Health Care Services - 33.7%
Accretive Health, Inc. (a)(d)	1,140,700	6,958,270
Adeptus Health, Inc. Class A (d)	58,100	2,576,735
Air Methods Corp. (a)(d)	313,600	16,617,664
AMN Healthcare Services, Inc. (a)	197,976	4,466,339
BioScrip, Inc. (a)(d)	619,202	3,783,324
Catamaran Corp. (a)	165,812	8,277,999
Corvel Corp. (a)	84,200	2,983,206
DaVita HealthCare Partners, Inc. (a)	490,900	36,621,140
Express Scripts Holding Co. (a)	1,213,550	102,896,905
Fresenius SE & Co. KGaA	293,800	16,826,801
IPC The Hospitalist Co., Inc. (a)	148,300	6,412,492
Laboratory Corp. of America Holdings (a)	121,000	14,886,630
Landauer, Inc.	63,100	2,406,634
MEDNAX, Inc. (a)	277,400	19,825,778
Omnicare, Inc.	214,500	16,460,730
Providence Service Corp. (a)	60,500	2,783,000
Quest Diagnostics, Inc.	287,400	20,158,236
Team Health Holdings, Inc. (a)	192,200	11,391,694
		296,333,577

	Shares	Value
Managed Health Care - 31.9%
Aetna, Inc.	396,900	$ 39,511,395
Anthem, Inc.	250,100	36,627,145
Cigna Corp.	397,300	48,323,599
Molina Healthcare, Inc. (a)	61,900	3,942,411
UnitedHealth Group, Inc.	1,332,597	151,422,997
		279,827,547
TOTAL HEALTH CARE PROVIDERS & SERVICES		853,913,315
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	4,500	32,805
INDUSTRIAL CONGLOMERATES - 0.1%
Industrial Conglomerates - 0.1%
Danaher Corp.	13,800	1,204,464
PROFESSIONAL SERVICES - 0.3%
Research & Consulting Services - 0.3%
Huron Consulting Group, Inc. (a)	22,000	1,466,300
Verisk Analytics, Inc. (a)	19,100	1,371,571
		2,837,871
TOTAL COMMON STOCKS (Cost $498,101,154)		861,706,641
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.13% (b)	7,477,531	7,477,531
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	8,901,450	8,901,450
TOTAL MONEY MARKET FUNDS (Cost $16,378,981)		16,378,981
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $514,480,135)		878,085,622
NET OTHER ASSETS (LIABILITIES) - 0.0%		330,479
NET ASSETS - 100%		$ 878,416,101
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,501
Fidelity Securities Lending Cash Central Fund	61,749
Total	$ 73,250
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $9,130,363) - See accompanying schedule: Unaffiliated issuers (cost $498,101,154)	$ 861,706,641
Fidelity Central Funds (cost $16,378,981)	16,378,981
Total Investments (cost $514,480,135)		$ 878,085,622
Receivable for investments sold		13,956,594
Receivable for fund shares sold		527,463
Dividends receivable		131,839
Distributions receivable from Fidelity Central Funds		3,341
Prepaid expenses		2,587
Other receivables		16,854
Total assets		892,724,300

Liabilities
Payable for investments purchased	$ 4,049,227
Payable for fund shares redeemed	767,512
Accrued management fee	392,792
Other affiliated payables	151,637
Other payables and accrued expenses	45,581
Collateral on securities loaned, at value	8,901,450
Total liabilities		14,308,199

Net Assets		$ 878,416,101
Net Assets consist of:
Paid in capital		$ 500,283,159
Accumulated net investment loss		(5,747)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,533,077
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		363,605,612
Net Assets, for 10,066,388 shares outstanding		$ 878,416,101
Net Asset Value, offering price and redemption price per share ($878,416,101 ÷ 10,066,388 shares)		$ 87.26

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 4,891,147
Income from Fidelity Central Funds (including $61,749 from security lending)		73,250
Total income		4,964,397

Expenses
Management fee	$ 4,037,641
Transfer agent fees	1,392,790
Accounting and security lending fees	263,773
Custodian fees and expenses	14,667
Independent trustees' compensation	14,043
Registration fees	44,875
Audit	38,803
Legal	5,700
Interest	149
Miscellaneous	10,662
Total expenses before reductions	5,823,103
Expense reductions	(2,018)	5,821,085
Net investment income (loss)		(856,688)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,116,361
Foreign currency transactions	36,187
Total net realized gain (loss)		67,152,548
Change in net unrealized appreciation (depreciation) on: Investment securities	113,457,985
Assets and liabilities in foreign currencies	1,251
Total change in net unrealized appreciation (depreciation)		113,459,236
Net gain (loss)		180,611,784
Net increase (decrease) in net assets resulting from operations		$ 179,755,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (856,688)	$ (649,182)
Net realized gain (loss)	67,152,548	65,911,002
Change in net unrealized appreciation (depreciation)	113,459,236	128,109,218
Net increase (decrease) in net assets resulting from operations	179,755,096	193,371,038
Distributions to shareholders from net realized gain	(68,132,265)	(41,435,622)
Share transactions Proceeds from sales of shares	205,039,822	261,222,310
Reinvestment of distributions	65,616,728	40,055,096
Cost of shares redeemed	(196,364,541)	(323,684,837)
Net increase (decrease) in net assets resulting from share transactions	74,292,009	(22,407,431)
Redemption fees	15,203	9,206
Total increase (decrease) in net assets	185,930,043	129,537,191

Net Assets
Beginning of period	692,486,058	562,948,867
End of period (including accumulated net investment loss of $5,747 and accumulated net investment loss of $4,626, respectively)	$ 878,416,101	$ 692,486,058
Other Information Shares
Sold	2,561,684	3,857,742
Issued in reinvestment of distributions	847,811	580,095
Redeemed	(2,508,957)	(4,670,775)
Net increase (decrease)	900,538	(232,938)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 75.55	$ 59.90	$ 61.26	$ 55.32	$ 44.38
Income from Investment Operations
Net investment income (loss) B	(.09)	(.07)	.06	(.03)	(.25)
Net realized and unrealized gain (loss)	19.25	20.08	1.77	5.96	11.19
Total from investment operations	19.16	20.01	1.83	5.93	10.94
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	(7.45)	(4.36)	(3.16)	-	-
Total distributions	(7.45)	(4.36)	(3.19)	-	-
Redemption fees added to paid in capital B	- G	- G	- G	.01	- G
Net asset value, end of period	$ 87.26	$ 75.55	$ 59.90	$ 61.26	$ 55.32
Total ReturnA	26.88%	34.22%	3.17%	10.74%	24.65%
Ratios to Average Net AssetsC, E
Expenses before reductions	.79%	.82%	.84%	.86%	.89%
Expenses net of fee waivers, if any	.79%	.82%	.84%	.86%	.89%
Expenses net of all reductions	.79%	.82%	.83%	.84%	.88%
Net investment income (loss)	(.12)%	(.10)%	.10%	(.05)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 878,416	$ 692,486	$ 562,949	$ 870,358	$ 566,400
Portfolio turnover rateD	44%	65%	96%	86%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	28.52%	18.72%	12.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Eddie Yoon, Portfolio Manager of Medical Equipment and Systems Portfolio: For the year, the fund gained 28.52%, outpacing the 24.72% advance of the MSCI U.S. IMI Health Care Equipment & Supplies 25-50 Index and the S&P 500®. Attractive valuations, signs of strength in the U.S. economy and a growing middle class in many emerging markets fueled the industry's revenue growth, which propelled medical equipment stocks in the period's second half. Because companies in the group typically do not rely on government spending, fundamentals have been somewhat buffered from changes in health care policy required by the Affordable Care Act (ACA). All of these positives led to a stable demand backdrop and a relatively inexpensive valuation for the industry. On the plus side, part of my investment strategy is to identify potential merger-and-acquisition targets, and we were able to capitalize on a flurry of activity this period. Versus the MSCI index, it helped to overweight Covidien, as shares of the Ireland-headquartered equipment maker gained on news it would be acquired by Medtronic. We also were able to take advantage of rapid consolidation in the non-index pharmaceuticals industry. For example, Dublin-based Shire benefited from multiple takeover bids by drugmaker AbbVie. Elsewhere, an average underweighting in Baxter International was the fund's biggest contributor, as the stock was weighed down this period by its international exposure. I sold Baxter and Covidien by period end. On the flip side, untimely ownership of Medtronic was a big detractor, as the fund was underweighted the stock early in the year when it outperformed, then overweighted in the period's second half when it couldn't keep pace with the market. We also missed with the fund's non-benchmark stake in life science tools & services firm Agilent Technologies. Agilent's stock had a rough go, including a dive in October when the firm announced it would close one of its businesses and reaffirmed worse-than-expected fiscal fourth-quarter earnings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Equipment and Systems Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	22.8	21.1
Boston Scientific Corp.	10.8	9.9
Abbott Laboratories	6.5	6.1
Zimmer Holdings, Inc.	6.5	3.5
The Cooper Companies, Inc.	4.3	4.2
Actavis PLC	3.9	2.3
Edwards Lifesciences Corp.	3.2	4.0
ResMed, Inc.	2.7	2.8
Smith & Nephew PLC sponsored ADR	2.4	2.2
Stryker Corp.	2.2	5.0
	65.3
Top Industries (% of fund's net assets)
As of February 28, 2015
Health Care Equipment & Supplies	87.4%
Pharmaceuticals	5.7%
Life Sciences Tools & Services	2.4%
Biotechnology	1.4%
Health Care Providers & Services	1.1%
All Others*	2.0%

As of August 31, 2014
Health Care Equipment & Supplies	84.8%
Pharmaceuticals	4.9%
Life Sciences Tools & Services	4.7%
Industrial Conglomerates	2.0%
Health Care Providers & Services	1.3%
All Others*	2.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Medical Equipment and Systems Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
BIOTECHNOLOGY - 1.4%
Biotechnology - 1.4%
AMAG Pharmaceuticals, Inc. (a)	29,400	$ 1,447,362
Puma Biotechnology, Inc. (a)	133,000	28,330,330
		29,777,692
HEALTH CARE EQUIPMENT & SUPPLIES - 86.6%
Health Care Equipment - 78.6%
Abbott Laboratories	2,900,000	137,373,000
Atricure, Inc. (a)	1,182,904	20,913,743
Boston Scientific Corp. (a)	13,500,000	228,150,000
Cardiovascular Systems, Inc. (a)	400,000	15,084,000
CONMED Corp.	600,000	30,780,000
Cyberonics, Inc. (a)	200,000	13,700,000
DexCom, Inc. (a)	180,000	10,933,200
Edwards Lifesciences Corp. (a)	500,000	66,510,000
Entellus Medical, Inc.	230,000	5,002,500
Fukuda Denshi Co. Ltd.	4,100	210,441
Genmark Diagnostics, Inc. (a)(d)	1,270,858	16,152,605
HeartWare International, Inc. (a)(d)	275,761	23,503,110
Inogen, Inc.	400,000	13,300,000
Integra LifeSciences Holdings Corp. (a)	576,666	34,605,727
Intuitive Surgical, Inc. (a)	65,000	32,500,000
K2M Group Holdings, Inc.	550,000	11,269,500
Lumenis Ltd. Class B	638,988	7,418,651
Masimo Corp. (a)	330,000	9,725,100
Medtronic PLC	6,200,000	481,057,999
Natus Medical, Inc. (a)	650,000	23,263,500
Neovasc, Inc. (a)	2,280,000	22,572,000
Nevro Corp. (d)	330,000	13,803,900
NxStage Medical, Inc. (a)	1,272,900	21,868,422
PW Medtech Group Ltd. (a)	12,000,000	4,610,743
ResMed, Inc. (d)	900,000	57,924,000
Roka Bioscience, Inc. (e)	284,115	1,184,760
Smith & Nephew PLC sponsored ADR	1,400,000	51,590,000
St. Jude Medical, Inc.	340,000	22,671,200
Steris Corp. (d)	380,000	24,517,600
Stryker Corp.	480,000	45,480,000
Tandem Diabetes Care, Inc. (a)(d)	650,000	7,605,000
Teleflex, Inc.	50,000	6,084,500
Tornier NV (a)	1,641,500	40,118,260
TriVascular Technologies, Inc. (d)	532,900	5,467,554
Zeltiq Aesthetics, Inc. (a)(d)	400,000	13,348,000
Zimmer Holdings, Inc.	1,139,700	137,208,483
		1,657,507,498
Health Care Supplies - 8.0%
ASAHI INTECC Co. Ltd.	160,000	9,589,969
DENTSPLY International, Inc.	300,000	15,903,000
Derma Sciences, Inc. (a)(d)	400,000	3,168,000

	Shares	Value
Endologix, Inc. (a)(d)	1,400,000	$ 22,078,000
Sientra, Inc.	520,000	9,557,600
The Cooper Companies, Inc.	550,000	90,183,500
The Spectranetics Corp. (a)(d)	280,000	9,466,800
Vascular Solutions, Inc. (a)	280,000	8,170,400
		168,117,269
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,825,624,767
HEALTH CARE PROVIDERS & SERVICES - 0.9%
Health Care Distributors & Services - 0.5%
Amplifon SpA (d)	1,600,000	10,205,736
Health Care Services - 0.4%
Miraca Holdings, Inc.	200,000	9,596,656
TOTAL HEALTH CARE PROVIDERS & SERVICES		19,802,392
HEALTH CARE TECHNOLOGY - 0.4%
Health Care Technology - 0.4%
Castlight Health, Inc.	999,300	7,284,897
Castlight Health, Inc. Class B (a)(d)	17,400	126,846
		7,411,743
INDUSTRIAL CONGLOMERATES - 1.1%
Industrial Conglomerates - 1.1%
Danaher Corp.	260,000	22,692,800
LIFE SCIENCES TOOLS & SERVICES - 2.4%
Life Sciences Tools & Services - 2.4%
Agilent Technologies, Inc.	460,000	19,416,600
Bruker Corp. (a)	360,000	6,850,800
Thermo Fisher Scientific, Inc.	180,000	23,400,000
		49,667,400
PHARMACEUTICALS - 5.7%
Pharmaceuticals - 5.7%
Actavis PLC (a)	280,000	81,580,800
Mallinckrodt PLC (a)	330,000	38,517,600
		120,098,400
TOTAL COMMON STOCKS (Cost $1,530,954,662)		2,075,075,194
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.4%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Penumbra, Inc. Series F (f)	265,152	4,632,205
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (f)	455,526	$ 3,279,787
TOTAL CONVERTIBLE PREFERRED STOCKS		7,911,992
Nonconvertible Preferred Stocks - 0.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Health Care Equipment - 0.6%
Sartorius AG (non-vtg.)	100,000	13,932,173
TOTAL PREFERRED STOCKS (Cost $15,892,959)		21,844,165
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.13% (b)	8,204,076	8,204,076
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	77,000,127	77,000,127
TOTAL MONEY MARKET FUNDS (Cost $85,204,203)		85,204,203
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $1,632,051,824)		2,182,123,562
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(74,608,625)
NET ASSETS - 100%		$ 2,107,514,937
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,184,760 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,911,992 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$ 3,000,003
Penumbra, Inc. Series F	5/16/14	$ 3,500,006
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,290
Fidelity Securities Lending Cash Central Fund	911,897
Total	$ 928,187
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Exactech, Inc.	$ 18,640,000	$ -	$ 18,028,257	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,075,075,194	$ 2,075,075,194	$ -	$ -
Preferred Stocks	21,844,165	13,932,173	-	7,911,992
Money Market Funds	85,204,203	85,204,203	-	-
Total Investments in Securities:	$ 2,182,123,562	$ 2,174,211,570	$ -	$ 7,911,992
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	63.5%
Ireland	28.5%
United Kingdom	2.4%
Netherlands	1.9%
Canada	1.1%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $75,227,853) - See accompanying schedule: Unaffiliated issuers (cost $1,546,847,621)	$ 2,096,919,359
Fidelity Central Funds (cost $85,204,203)	85,204,203
Total Investments (cost $1,632,051,824)		$ 2,182,123,562
Receivable for investments sold		17,433,126
Receivable for fund shares sold		3,365,891
Dividends receivable		401,505
Distributions receivable from Fidelity Central Funds		36,302
Prepaid expenses		6,439
Other receivables		38,367
Total assets		2,203,405,192

Liabilities
Payable for investments purchased	$ 15,961,128
Payable for fund shares redeemed	1,587,767
Accrued management fee	940,235
Other affiliated payables	330,158
Other payables and accrued expenses	70,840
Collateral on securities loaned, at value	77,000,127
Total liabilities		95,890,255

Net Assets		$ 2,107,514,937
Net Assets consist of:
Paid in capital		$ 1,344,259,882
Distributions in excess of net investment income		(730,211)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		213,917,050
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		550,068,216
Net Assets, for 50,302,821 shares outstanding		$ 2,107,514,937
Net Asset Value, offering price and redemption price per share ($2,107,514,937 ÷ 50,302,821 shares)		$ 41.90

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 14,405,129
Income from Fidelity Central Funds (including $911,897 from security lending)		928,187
Total income		15,333,316

Expenses
Management fee	$ 9,670,737
Transfer agent fees	3,106,071
Accounting and security lending fees	555,513
Custodian fees and expenses	31,189
Independent trustees' compensation	33,614
Registration fees	52,572
Audit	42,606
Legal	10,703
Interest	581
Miscellaneous	22,353
Total expenses before reductions	13,525,939
Expense reductions	(43,424)	13,482,515
Net investment income (loss)		1,850,801
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	409,966,431
Other affiliated issuers	4,901,371
Foreign currency transactions	(10,358)
Total net realized gain (loss)		414,857,444
Change in net unrealized appreciation (depreciation) on: Investment securities	36,861,830
Assets and liabilities in foreign currencies	(4,096)
Total change in net unrealized appreciation (depreciation)		36,857,734
Net gain (loss)		451,715,178
Net increase (decrease) in net assets resulting from operations		$ 453,565,979

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,850,801	$ 542,219
Net realized gain (loss)	414,857,444	241,949,611
Change in net unrealized appreciation (depreciation)	36,857,734	235,346,992
Net increase (decrease) in net assets resulting from operations	453,565,979	477,838,822
Distributions to shareholders from net investment income	(2,127,455)	-
Distributions to shareholders from net realized gain	(266,626,490)	(151,100,524)
Total distributions	(268,753,945)	(151,100,524)
Share transactions Proceeds from sales of shares	311,116,720	331,322,104
Reinvestment of distributions	255,506,585	144,921,726
Cost of shares redeemed	(364,261,170)	(487,114,820)
Net increase (decrease) in net assets resulting from share transactions	202,362,135	(10,870,990)
Redemption fees	24,200	12,218
Total increase (decrease) in net assets	387,198,369	315,879,526

Net Assets
Beginning of period	1,720,316,568	1,404,437,042
End of period (including distributions in excess of net investment income of $730,211 and distributions in excess of net investment income of $445,755, respectively)	$ 2,107,514,937	$ 1,720,316,568
Other Information Shares
Sold	7,939,627	9,478,330
Issued in reinvestment of distributions	6,807,619	4,182,266
Redeemed	(9,675,095)	(14,326,567)
Net increase (decrease)	5,072,151	(665,971)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.03	$ 30.60	$ 28.02	$ 29.55	$ 25.23
Income from Investment Operations
Net investment income (loss) B	.04	.01	.04	.01	(.01) E
Net realized and unrealized gain (loss)	9.86	10.94	3.77	(.10)	4.33
Total from investment operations	9.90	10.95	3.81	(.09)	4.32
Distributions from net investment income	(.05)	-	(.05)	(.02)	-
Distributions from net realized gain	(5.98)	(3.52)	(1.18)	(1.43)	-
Total distributions	(6.03)	(3.52)	(1.23)	(1.44) I	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 41.90	$ 38.03	$ 30.60	$ 28.02	$ 29.55
Total ReturnA	28.52%	37.03%	14.09%	.23%	17.12%
Ratios to Average Net AssetsC, F
Expenses before reductions	.77%	.80%	.83%	.84%	.86%
Expenses net of fee waivers, if any	.77%	.80%	.83%	.84%	.86%
Expenses net of all reductions	.77%	.79%	.82%	.84%	.86%
Net investment income (loss)	.11%	.04%	.13%	.02%	(.04)% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,107,515	$ 1,720,317	$ 1,404,437	$ 1,361,012	$ 1,408,343
Portfolio turnover rateD	106%	75%	69%	120%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $1.44 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.426 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 Years
Pharmaceuticals Portfolio	20.04%	23.24%	15.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Asher Anolic, Portfolio Manager of Pharmaceuticals Portfolio: For the year, the fund returned 20.04%, modestly outpacing the 19.29% gain of the S&P® Custom Pharmaceuticals Index and surpassing the S&P 500®. Pharmaceuticals stocks topped the broad market the past year despite sluggishness early in the period, when investors became skittish about specialty pharmaceuticals, biotechnology and buyout names involved in merger-and-acquisition activity - all of which had been the main drivers of companies in the benchmark. Around the beginning of May, the industry began to find its footing and some interesting opportunities emerged as stocks generally trended upward through period end. Versus the industry benchmark, the fund benefited from sizable underweightings in two large-cap pharma names: GlaxoSmithKline and Merck. Glaxo's Advair® respiratory treatment faced competitive pressure, which hurt the firm's earnings and margins earlier in the period, and the stock suffered. The fund's underweighting in Merck was beneficial in the second half of the period, when the stock was hurt by disappointing third-quarter results due to sharply lower sales of its Gardasil vaccine against cervical cancer. The fund's biggest relative detractor the past year was an underweighting in Allergan, best known for its BOTOX® cosmetic treatment. In April, Allergan's stock popped when Canada-based Valeant Pharmaceuticals International offered to buy out Allergan in a hostile takeover in conjunction with Allergan's largest shareholder, Pershing Square Capital Management. Elsewhere, our non-index stake in Switzerland-based Roche Holding hurt as investors looked for more growth in smaller-capitalization names. Perrigo, an Ireland-based manufacturer of private-label over-the-counter pharmaceuticals, hindered our result amid the broader sell-off in pharma stocks earlier in the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pharmaceuticals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	8.8	8.8
Sanofi SA sponsored ADR	7.7	3.4
Johnson & Johnson	7.3	4.9
Bristol-Myers Squibb Co.	5.6	5.0
AbbVie, Inc.	5.4	7.3
Novartis AG sponsored ADR	4.9	5.1
Valeant Pharmaceuticals International (Canada)	4.6	3.5
Novo Nordisk A/S Series B sponsored ADR	4.1	3.4
Teva Pharmaceutical Industries Ltd. sponsored ADR	3.9	3.1
Allergan, Inc.	3.3	2.3
	55.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Pharmaceuticals	84.6%
Biotechnology	7.9%
Health Care Providers & Services	4.1%
Household Products	1.0%
Health Care Equipment & Supplies	0.9%
All Others*	1.5%

As of August 31, 2014
Pharmaceuticals	86.4%
Biotechnology	6.7%
Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	1.6%
Household Products	1.1%
All Others*	2.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
BIOTECHNOLOGY - 7.9%
Biotechnology - 7.9%
Agios Pharmaceuticals, Inc. (a)	35,353	$ 3,792,670
Alexion Pharmaceuticals, Inc. (a)	76,700	13,834,379
Alnylam Pharmaceuticals, Inc. (a)	34,500	3,502,785
AMAG Pharmaceuticals, Inc. (a)(d)	255,200	12,563,496
Biogen Idec, Inc. (a)	42,900	17,571,411
Cara Therapeutics, Inc.	376,300	3,857,075
Celgene Corp. (a)	170,000	20,660,100
Dynavax Technologies Corp. (a)(d)	168,000	2,956,800
Genmab A/S (a)	83,300	6,158,434
Innate Pharma SA (a)(d)	302,300	3,315,230
Intercept Pharmaceuticals, Inc. (a)	10,598	2,346,079
Knight Therapeutics, Inc. (a)	586,500	4,297,528
MEI Pharma, Inc. (a)(d)	678,067	3,993,815
Novavax, Inc. (a)	370,400	3,389,160
Pfenex, Inc. (a)	333,500	4,902,450
Regeneron Pharmaceuticals, Inc. (a)	36,100	14,939,624
Repligen Corp. (a)(d)	308,700	7,936,677
Synageva BioPharma Corp. (a)	78,700	7,770,051
United Therapeutics Corp. (a)	75,000	11,628,750
		149,416,514
FOOD & STAPLES RETAILING - 0.5%
Drug Retail - 0.5%
Tsuruha Holdings, Inc.	142,400	9,618,324
HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Health Care Equipment - 0.2%
DBV Technologies SA (a)	76,200	3,352,027
Health Care Supplies - 0.7%
West Pharmaceutical Services, Inc.	248,500	13,597,920
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		16,949,947
HEALTH CARE PROVIDERS & SERVICES - 4.1%
Health Care Distributors & Services - 1.7%
Arseus NV (d)	261,000	9,650,061
McKesson Corp.	100,200	22,915,740
		32,565,801
Health Care Services - 2.4%
DaVita HealthCare Partners, Inc. (a)	332,300	24,789,580
Express Scripts Holding Co. (a)	244,100	20,697,239
		45,486,819
TOTAL HEALTH CARE PROVIDERS & SERVICES		78,052,620
HOUSEHOLD PRODUCTS - 1.0%
Household Products - 1.0%
Reckitt Benckiser Group PLC	200,267	18,076,469

	Shares	Value
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	40,000	$ 238,800
PHARMACEUTICALS - 84.6%
Pharmaceuticals - 84.6%
AbbVie, Inc.	1,679,590	101,615,195
Actavis PLC (a)	568,907	165,756,743
Aerie Pharmaceuticals, Inc. (a)	99,600	2,800,752
Akorn, Inc. (a)(d)	182,000	9,793,420
Allergan, Inc.	268,900	62,583,786
AstraZeneca PLC sponsored ADR	553,500	38,136,150
Bristol-Myers Squibb Co.	1,744,210	106,257,273
Catalent, Inc. (a)	372,500	10,418,825
Eli Lilly & Co.	94,900	6,659,133
Endo Health Solutions, Inc. (a)	143,600	12,292,160
GlaxoSmithKline PLC sponsored ADR	974,000	46,187,080
Impax Laboratories, Inc. (a)	580,100	23,372,229
Indivior PLC (a)	1,440,700	3,887,945
Jazz Pharmaceuticals PLC (a)	94,300	16,039,487
Johnson & Johnson	1,338,600	137,219,886
Mallinckrodt PLC (a)	532,600	62,165,072
Merck & Co., Inc.	313,636	18,360,251
Mylan N.V. (a)	873,900	50,096,318
Novartis AG sponsored ADR	900,298	92,190,515
Novo Nordisk A/S Series B sponsored ADR	1,635,400	78,090,350
Pacira Pharmaceuticals, Inc. (a)	33,400	3,833,318
Perrigo Co. PLC	362,852	56,049,748
Pfizer, Inc.	1,343,488	46,108,508
Prestige Brands Holdings, Inc. (a)	564,200	21,744,268
Recordati SpA	840,400	15,131,834
Roche Holding AG (participation certificate)	103,049	28,079,772
Sagent Pharmaceuticals, Inc. (a)	98,600	2,679,948
Salix Pharmaceuticals Ltd. (a)	118,800	18,675,360
Sanofi SA sponsored ADR	2,984,222	145,809,087
Shire PLC sponsored ADR	158,500	38,342,735
Tetraphase Pharmaceuticals, Inc. (a)	90,600	3,575,076
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,306,989	74,524,513
The Medicines Company (a)	85,200	2,450,778
Valeant Pharmaceuticals International (Canada) (a)	445,927	87,847,726
XenoPort, Inc. (a)	699,700	4,792,945
Zoetis, Inc. Class A	167,000	7,697,030
		1,601,265,216
TOTAL COMMON STOCKS (Cost $1,364,632,355)		1,873,617,890
Convertible Preferred Stocks - 0.0%
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Living Proof, Inc. 8.00% (a)(e) (Cost $200,000)	112,714	$ 520,739
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.13% (b)	22,688,488	22,688,488
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	27,962,513	27,962,513
TOTAL MONEY MARKET FUNDS (Cost $50,651,001)		50,651,001
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $1,415,483,356)		1,924,789,630
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(31,925,022)
NET ASSETS - 100%		$ 1,892,864,608
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $520,739 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Living Proof, Inc. 8.00%	2/13/13	$ 200,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,979
Fidelity Securities Lending Cash Central Fund	299,954
Total	$ 315,933
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,873,617,890	$ 1,777,365,331	$ 96,252,559	$ -
Convertible Preferred Stocks	520,739	-	-	520,739
Money Market Funds	50,651,001	50,651,001	-	-
Total Investments in Securities:	$ 1,924,789,630	$ 1,828,016,332	$ 96,252,559	$ 520,739
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	46.4%
Ireland	16.6%
France	8.1%
Switzerland	6.4%
United Kingdom	5.6%
Canada	4.8%
Denmark	4.4%
Israel	3.9%
Bailiwick of Jersey	2.0%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $27,186,693) - See accompanying schedule: Unaffiliated issuers (cost $1,364,832,355)	$ 1,874,138,629
Fidelity Central Funds (cost $50,651,001)	50,651,001
Total Investments (cost $1,415,483,356)		$ 1,924,789,630
Receivable for investments sold		8,338,811
Receivable for fund shares sold		3,919,612
Dividends receivable		4,408,733
Distributions receivable from Fidelity Central Funds		7,437
Prepaid expenses		6,082
Other receivables		29,657
Total assets		1,941,499,962

Liabilities
Payable for investments purchased	$ 16,035,372
Payable for fund shares redeemed	3,401,028
Accrued management fee	837,106
Other affiliated payables	320,750
Other payables and accrued expenses	78,585
Collateral on securities loaned, at value	27,962,513
Total liabilities		48,635,354

Net Assets		$ 1,892,864,608
Net Assets consist of:
Paid in capital		$ 1,286,348,902
Undistributed net investment income		3,033,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		94,203,168
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		509,279,377
Net Assets, for 82,009,356 shares outstanding		$ 1,892,864,608
Net Asset Value, offering price and redemption price per share ($1,892,864,608 ÷ 82,009,356 shares)		$ 23.08

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 23,497,213
Income from Fidelity Central Funds (including $299,954 from security lending)		315,933
Total income		23,813,146

Expenses
Management fee	$ 9,059,952
Transfer agent fees	3,144,500
Accounting and security lending fees	518,741
Custodian fees and expenses	49,995
Independent trustees' compensation	31,668
Registration fees	119,629
Audit	41,986
Legal	10,231
Interest	811
Miscellaneous	19,238
Total expenses before reductions	12,996,751
Expense reductions	(2,992)	12,993,759
Net investment income (loss)		10,819,387
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	203,917,931
Redemption in-kind with affiliated entities	44,138,441
Foreign currency transactions	(16,186)
Total net realized gain (loss)		248,040,186
Change in net unrealized appreciation (depreciation) on: Investment securities	46,770,610
Assets and liabilities in foreign currencies	(27,708)
Total change in net unrealized appreciation (depreciation)		46,742,902
Net gain (loss)		294,783,088
Net increase (decrease) in net assets resulting from operations		$ 305,602,475

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,819,387	$ 16,496,114
Net realized gain (loss)	248,040,186	201,706,580
Change in net unrealized appreciation (depreciation)	46,742,902	250,055,119
Net increase (decrease) in net assets resulting from operations	305,602,475	468,257,813
Distributions to shareholders from net investment income	(13,480,605)	(11,589,044)
Distributions to shareholders from net realized gain	(156,387,668)	(115,013,141)
Total distributions	(169,868,273)	(126,602,185)
Share transactions Proceeds from sales of shares	891,442,186	687,383,334
Reinvestment of distributions	163,418,607	122,417,330
Cost of shares redeemed	(932,575,497)	(427,820,714)
Net increase (decrease) in net assets resulting from share transactions	122,285,296	381,979,950
Redemption fees	101,684	43,637
Total increase (decrease) in net assets	258,121,182	723,679,215

Net Assets
Beginning of period	1,634,743,426	911,064,211
End of period (including undistributed net investment income of $3,033,161 and undistributed net investment income of $6,519,745, respectively)	$ 1,892,864,608	$ 1,634,743,426
Other Information Shares
Sold	42,226,714	36,408,752
Issued in reinvestment of distributions	8,114,920	6,585,841
Redeemed	(44,744,142)	(23,077,006)
Net increase (decrease)	5,597,492	19,917,587

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.39	$ 16.13	$ 14.11	$ 12.74	$ 10.93
Income from Investment Operations
Net investment income (loss) B	.14	.26	.23	.15	.17
Net realized and unrealized gain (loss)	3.76	6.96	2.26	1.64	1.96
Total from investment operations	3.90	7.22	2.49	1.79	2.13
Distributions from net investment income	(.18)	(.18)	(.20)	(.11)	(.13)
Distributions from net realized gain	(2.03)	(1.77)	(.27)	(.31)	(.19)
Total distributions	(2.21)	(1.96) I	(.47)	(.42)	(.32)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 23.08	$ 21.39	$ 16.13	$ 14.11	$ 12.74
Total ReturnA	20.04%	46.77%	17.93%	14.34%	19.68%
Ratios to Average Net AssetsC, E
Expenses before reductions	.79%	.82%	.85%	.89%	.94%
Expenses net of fee waivers, if any	.79%	.81%	.85%	.89%	.94%
Expenses net of all reductions	.79%	.81%	.84%	.88%	.94%
Net investment income (loss)	.66%	1.39%	1.54%	1.12%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,892,865	$ 1,634,743	$ 911,064	$ 715,882	$ 391,020
Portfolio turnover rateD	72% F	95%	54%	73%	102%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $1.96 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.773 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market

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3. Significant Accounting Policies - continued

Investment Valuation - continued

approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Biotechnology Portfolio that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 02/28/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 167,982,550	Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.44 - $61.67 / $15.72	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

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3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Biotechnology Portfolio	$ 9,331,649,396	$ 5,794,962,555	$ (350,947,452)	$ 5,444,015,103
Health Care Portfolio	7,474,367,811	2,598,686,504	(53,498,853)	2,545,187,651
Medical Delivery Portfolio	516,448,398	367,672,936	(6,035,712)	361,637,224
Medical Equipment and Systems Portfolio	1,632,981,013	559,025,470	(9,882,921)	549,142,549
Pharmaceuticals Portfolio	1,418,332,060	516,435,476	(9,977,906)	506,457,570

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$ -	$ 351,935,602	$ 5,444,015,103
Health Care Portfolio	285,700,070	134,190,767	2,545,187,643
Medical Delivery Portfolio	5,151,616	11,349,723	361,643,902
Medical Equipment and Systems Portfolio	50,164,663	164,681,577	549,139,027
Pharmaceuticals Portfolio	22,267,378	77,841,539	506,430,673

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2015 to February 28, 2015. Loss deferrals were as follows:

Ordinary Losses
Medical Equipment and Systems Portfolio	$ (703,139)

The tax character of distributions paid was as follows:

February 28, 2015	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$ -	$ 1,044,601,828	$ 1,044,601,828
Health Care Portfolio	220,468,699	789,371,404	1,009,840,103
Medical Delivery Portfolio	6,970,783	61,161,482	68,132,265
Medical Equipment and Systems Portfolio	73,059,262	195,694,683	268,753,945
Pharmaceuticals Portfolio	52,685,263	117,183,010	169,868,273

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 28, 2014	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$ 1,818,993	$ 17,540,867	$ 19,359,860
Health Care Portfolio	144,841,581	305,640,128	450,481,709
Medical Delivery Portfolio	23,223,879	18,211,743	41,435,622
Medical Equipment and Systems Portfolio	23,860,944	127,239,580	151,100,524
Pharmaceuticals Portfolio	13,738,981	112,863,204	126,602,185

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	6,153,411,773	6,065,901,329
Health Care Portfolio	8,805,156,025	6,996,118,463
Medical Delivery Portfolio	318,281,477	320,548,251
Medical Equipment and Systems Portfolio	1,856,553,172	1,924,648,555
Pharmaceuticals Portfolio	1,265,118,938	1,189,533,438

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.25%	.55%
Health Care Portfolio	.30%	.25%	.55%
Medical Delivery Portfolio	.30%	.25%	.55%
Medical Equipment and Systems Portfolio	.30%	.25%	.55%
Pharmaceuticals Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Biotechnology Portfolio	.17%
Health Care Portfolio	.16%
Medical Delivery Portfolio	.19%
Medical Equipment and Systems Portfolio	.18%
Pharmaceuticals Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 198,229
Health Care Portfolio	132,523
Medical Delivery Portfolio	8,174
Medical Equipment and Systems Portfolio	30,155
Pharmaceuticals Portfolio	28,524

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 39,444,048.32%		$ 21,458
Medical Delivery Portfolio	Borrower	4,340,500.31%		149
Medical Equipment and Systems Portfolio	Borrower	9,516,714.31%		581
Pharmaceuticals Portfolio	Borrower	6,150,846.32%		714

Redemptions In-Kind. During the period, shares of the Funds held by affiliated entities were redeemed in kind for cash and investments. The net realized gain on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Funds recognized no gain or loss for federal income tax purposes.

Details of these transactions with the related gain (loss) for the Funds are presented in the accompanying table:

	Value of cash and investments, delivered	Net Realized Gain (Loss) on redemptions	Shares
Health Care Portfolio	$ 69,516,337	$ -*	336,412
Pharmaceuticals Portfolio	91,947,244	44,138,441	4,405,714

* There was no gain /(loss) recognized on shares of the Fidelity Cash Central Fund delivered in-kind.

Other. During the period, the investment adviser reimbursed the Biotechnology Portfolio for certain losses in the amount of $78,446.

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Notes to Financial Statements - continued

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$ 14,144
Health Care Portfolio	9,883
Medical Delivery Portfolio	1,098
Medical Equipment and Systems Portfolio	2,622
Pharmaceuticals Portfolio	2,418

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	$ 16,323,444.58%		$ 2,377
Pharmaceuticals Portfolio	2,898,000.60%		97

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$ 114,803	$ 226
Health Care Portfolio	168,191	412
Medical Equipment and Systems Portfolio	38,084	-
Pharmaceuticals Portfolio	288	101

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9. Expense Reductions - continued

In addition, during the period the following Funds were reimbursed by the investment adviser for a portion of operating expenses:

Amount
Biotechnology Portfolio	$ 7,972
Health Care Portfolio	3,590
Medical Delivery Portfolio	2,018
Medical Equipment and Systems Portfolio	5,340
Pharmaceuticals Portfolio	2,603

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

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Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Health Care Portfolio	04/13/15	04/10/15	$0.000	$9.578
Biotechnology Portfolio	04/13/15	04/10/15	$0.000	$6.278
Pharmaceuticals Portfolio	04/13/15	04/10/15	$0.035	$0.943
Medical Equipment and Systems Portfolio	04/13/15	04/10/15	$0.000	$4.196
Medical Delivery Portfolio	04/13/15	04/10/15	$0.000	$1.591

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Portfolio	$ 740,640,978
Biotechnology Portfolio	$ 1,473,725,285
Pharmaceuticals Portfolio	$ 146,696,928
Medical Equipment and Systems Portfolio	$ 306,679,491
Medical Delivery Portfolio	$ 53,353,820

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2014	December 2014
Health Care Portfolio	3%	22%
Biotechnology Portfolio	0%	0%
Pharmaceuticals Portfolio	12%	59%
Medical Equipment and Systems Portfolio	2%	23%
Medical Delivery Portfolio	4%	0%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2014	December 2014
Health Care Portfolio	4%	30%
Biotechnology Portfolio	0%	0%
Pharmaceuticals Portfolio	34%	82%
Medical Equipment and Systems Portfolio	5%	31%
Medical Delivery Portfolio	4%	0%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Biotechnology Portfolio
Health Care Portfolio
Medical Delivery Portfolio
Medical Equipment and Systems Portfolio
Pharmaceuticals Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Medical Delivery Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Biotechnology Portfolio

Health Care Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Annual Report

Pharmaceuticals Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELHC-UANNPRO-0415
1.910421.105

Item 2. Code of Ethics

As of the end of the period, February 28, 2015, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio and Transportation Portfolio (the "Funds"):

Services Billed by PwC

February 28, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$35,000	$-	$5,300	$-
Automotive Portfolio	$34,000	$-	$2,800	$-
Banking Portfolio	$34,000	$-	$2,800	$-
Biotechnology Portfolio	$48,000	$-	$3,200	$-
Brokerage and Investment Management Portfolio	$35,000	$-	$3,600	$-
Construction and Housing Portfolio	$34,000	$-	$2,800	$-
Consumer Discretionary Portfolio	$34,000	$-	$7,700	$-
Consumer Finance Portfolio	$35,000	$-	$3,900	$-
Defense and Aerospace Portfolio	$36,000	$-	$2,800	$-
Environment and Alternative Energy Portfolio	$35,000	$-	$2,800	$-
Financial Services Portfolio	$36,000	$-	$6,700	$-
Health Care Portfolio	$41,000	$-	$2,800	$-
Industrial Equipment Portfolio	$39,000	$-	$2,800	$-
Industrials Portfolio	$35,000	$-	$5,300	$-
Insurance Portfolio	$35,000	$-	$2,800	$-
Leisure Portfolio	$35,000	$-	$6,400	$-
Medical Delivery Portfolio	$35,000	$-	$2,800	$-
Medical Equipment and Systems Portfolio	$36,000	$-	$2,800	$-
Multimedia Portfolio	$35,000	$-	$2,800	$-
Pharmaceuticals Portfolio	$36,000	$-	$5,300	$-
Retailing Portfolio	$35,000	$-	$2,800	$-
Transportation Portfolio	$35,000	$-	$5,300	$-

February 28, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$34,000	$-	$2,700	$1,500
Automotive Portfolio	$34,000	$-	$2,700	$1,600
Banking Portfolio	$35,000	$-	$2,700	$1,700
Biotechnology Portfolio	$45,000	$-	$2,700	$3,700
Brokerage and Investment Management Portfolio	$35,000	$-	$2,700	$1,700
Construction and Housing Portfolio	$34,000	$-	$2,700	$1,700
Consumer Discretionary Portfolio	$35,000	$-	$2,700	$1,700
Consumer Finance Portfolio	$35,000	$-	$2,700	$1,600
Defense and Aerospace Portfolio	$35,000	$-	$2,700	$1,700
Environment and Alternative Energy Portfolio	$34,000	$-	$2,700	$1,500
Financial Services Portfolio	$35,000	$-	$2,700	$1,700
Health Care Portfolio	$38,000	$-	$2,700	$2,800
Industrial Equipment Portfolio	$39,000	$-	$2,700	$1,600
Industrials Portfolio	$35,000	$-	$2,700	$1,800
Insurance Portfolio	$35,000	$-	$2,700	$1,600
Leisure Portfolio	$36,000	$-	$2,700	$1,600
Medical Delivery Portfolio	$35,000	$-	$2,700	$1,700
Medical Equipment and Systems Portfolio	$36,000	$-	$2,700	$2,000
Multimedia Portfolio	$35,000	$-	$2,700	$1,800
Pharmaceuticals Portfolio	$36,000	$-	$2,700	$1,900
Retailing Portfolio	$35,000	$-	$2,700	$1,800
Transportation Portfolio	$34,000	$-	$2,700	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2015A	February 28, 2014A
Audit-Related Fees	$5,900,000	$4,970,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2015 A	February 28, 2014 A,B
PwC	$8,185,000	$5,585,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 29, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 29, 2015